Rochester Fund Municipals

Prospectus dated February 25, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Rochester Fund Municipals is a diversified mutual fund. It seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

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The Right Way to Invest

32

Contents

            About the Fund
--------------------------------------------------------------------------------------

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

      About Your Account
--------------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website

            How to Sell Shares
            By Checkwriting
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

WHAT DOES THE FUND MAINLY INVEST IN? To seek its investment objective:
o     As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in tax-exempt securities, and
o     At least 75% of the Fund's investments in tax-exempt obligations must be investment grade. That means they must be securities rated in the four highest rating categories of a nationally-recognized rating organization or unrated securities assigned a comparable rating by the Fund's investment Manager,
      OppenheimerFunds, Inc. (the "Manager").

      The Fund's tax-exempt investments can include a wide variety of debt obligations (which are referred to as "New York municipal securities" in this
Prospectus), including securities issued by:
o     The State of New York or its political subdivisions (cities, towns and counties, for example),
o     Agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York,
o     Territories, commonwealths and possessions of the United States (for example,
      Puerto Rico, Guam and the Virgin Islands) that pay interest that is exempt from federal income tax and New York State and New York City personal income taxes (in the opinion of the issuer's legal counsel when the security is issued).

      The Fund's investments have no maturity limitations and can include municipal bonds (long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. At times, the Fund focuses on longer-term securities to seek higher yields.  The Fund can buy general obligation bonds as well as industrial development bonds and "private activity" municipal securities that pay income subject to alternative minimum taxation. To the extent the Fund invests in securities that may pay interest subject to alternative minimum taxation, those securities will be counted towards the Fund's policy regarding minimum investments in tax-exempt securities as described above. A substantial percentage of the municipal securities the Fund buys may be "callable," allowing the issuer of the securities to redeem them before their maturity date. The Fund also uses certain derivative investments such as "inverse floaters" and variable rate obligations to try to increase income.  These investments are more fully explained in "About the
Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGEMENT TEAM DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for the Fund, the portfolio management team generally looks for triple tax-exempt municipal securities using a variety of factors, which may change over time and may vary in particular cases. Currently, the portfolio management team focuses on:
o     Finding   primarily   investment-grade   securities   that  offer  high   income
       opportunities.
o     Buying a wide  range of  securities  of  different  issuers  within  the  state,
       including    different    agencies   and    municipalities,    for    portfolio
       diversification to help spread credit risks.
o     Looking for unrated  bonds that might  provide  high  income and  securities  of smaller issuers that might be overlooked by other investors and funds.
      Investments are sold when the Manager believes better prospective risk/return characteristics are possible from other investments.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who are seeking income exempt from federal income tax and New York State and New York City personal income taxes from a municipal bond fund focusing primarily on investment-grade obligations.  The Fund does not seek capital appreciation. Because it generally invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts, nor is it designed for investors whose main goal is capital growth. The
Fund is intended to be a long-term investment but is not a complete investment program.

Main Risks of Investing in the Fund

All  investments  have risks to some  degree.  The Fund's  investments  are subject to changes in their value from a number of factors,  described  below.  There is also the risk that poor security  selection by the Manager will cause the Fund to  underperform other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, the
Fund's income might be reduced. If an issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. To seek higher income the Fund can invest up to 25% of its tax-exempt investments in securities rated below investment grade, sometimes called
"junk bonds." Therefore, it may have greater credit risks than funds that buy only investment-grade bonds.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued municipal securities generally rise. When prevailing interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount.
The magnitude of these price changes is generally greater for securities having longer maturities. At times the Fund may emphasize investments in long-term securities to seek higher income. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change.

      Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing the Fund's income.

Risk of Focusing Investments in New York Municipal Securities.  While the Fund's
fundamental policies do not allow it to concentrate its investments (that is, to invest 25% or more of its assets in a single industry), municipal securities are not considered an "industry" under that policy. At times the Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as general obligation bonds or hospital bonds, for example, and therefore will be vulnerable to economic or legislative events that affect issuers in particular segments of the municipal securities market.
      Even though the Fund is "diversified" as to 75% of its assets (which means that, as to 75% of its assets, the Fund cannot invest more than 5% of its assets in the securities of any one issuer), the Fund invests primarily in New York municipal securities. Therefore, the Fund's portfolio is vulnerable to changes in economic, regulatory and political conditions in New York that can affect the prices of those securities or the Fund's ability to sell them at an acceptable price.

      On September 11, 2001, terrorist attacks destroyed the World Trade Center.
Those attacks resulted in substantial loss of life, damage to other buildings in the vicinity, disruption of public transportation and business, and displacement of residents in the immediate vicinity of the World Trade Center. Destruction of the
World Trade Center continues to have a substantial impact on the City and its economy. The Statement of Additional Information contains further information concerning special investment considerations for New York municipal securities, including the effect of the events of September 11, 2001 on New York City and New
York State.

Borrowing for Leverage. As a fundamental policy, the Fund can borrow from banks in amounts up to 5% of its total assets for emergency purposes or to buy portfolio securities. This use of "leverage" will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest rate changes.

RISKS OF DERIVATIVE INVESTMENTS.  The Fund can use derivatives to seek increased returns. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Covered call options, "inverse floaters" and variable rate obligations are examples of derivatives the Fund can use. The Fund typically does not use hedging instruments, such as options, to hedge investment risks.

      If the issuer of the derivative investment does not pay the amount due, the
Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices and can cause the Fund to lose money on its investments. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters"
      pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income.  If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund's investment in inverse floaters cannot exceed 20% of its total assets.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. The value of the Fund's investments and share prices will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds or the income they pay because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall.

      Because the Fund focuses its investments in New York municipal securities and can buy below-investment-grade securities, it will have greater credit risks than municipal bond funds that invest in issuers of many states or buy only investment-grade securities. Its focus on longer-term bonds and its use of inverse floaters as well as other derivative investments may cause greater fluctuations in the Fund's share prices in the short term than short-term municipal bond funds or bond funds that do not invest in derivatives.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of
                                                               -
a broad-based market index and the Consumer Price Index.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.
The after-tax returns for the other classes of shares will vary. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 7.74% (1Q'95) and the lowest return (not annualized) before taxes for a calendar quarter was -5.67% (1Q'94).

------------------------------------------------------------------------------------
                                                    5 Years
Average     Annual     Total                   ------------------     10 Years
Returns   for  the   periods                      (or life of        (or life of
ended December 31, 2002           1 Year        class, if less)    class, if less)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class  A  Shares  (inception       0.45%             3.54%              5.58%
5/15/86)
Return Before Taxes
  Return After Taxes on
  Distributions
  Return   After   Taxes  on       0.45%             3.54%              5.58%
  Distributions  and Sale of
  Fund Shares                      2.62%             3.95%              5.68%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Lehman  Brothers   Municipal       9.60%             6.06%             6.71%1
Bond
Index      (reflects      no
deduction      for     fees,
expenses or taxes)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Consumer Price Index               2.38%             2.32%             2.46%1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class  B  Shares  (inception      -0.46%             3.33%              4.52%
3/17/97)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class  C  Shares  (inception       3.57%             3.66%              4.66%
3/17/97)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class  Y  Shares  (inception       5.57%             7.41%               N/A
4/28/00)
------------------------------------------------------------------------------------
1.    From 12/31/92.

The Fund's  average  annual total  returns in the table include the  applicable  sales charge:  for Class A, the current maximum initial sales charge of 4.75%;  for Class B, the applicable  contingent deferred sales charges of 5% (1-year),  2% (5 years) and 1%
(life of class);  for Class C, the 1% contingent  deferred sales charge for the 1-year period.  There  is no sales  charge  for  Class Y  shares.  The  returns  measure  the performance  of a  hypothetical  account  and assume  that all  dividends  and capital gains  distributions  have been  reinvested in additional  shares.  The performance of the Fund's  Class A shares is compared to the Lehman  Brothers  Municipal  Bond Index, an  unmanaged  index of a broad range of  investment-grade  municipal  bonds that is a measure  of  the  performance  of  the  general  municipal  bond  market.  The  Fund's performance  is also  compared to the Consumer  Price Index,  a  non-securities  index that measures  changes in the inflation  rate.  Performance  of the  securities  index includes  reinvestment  of income,  but does not consider  the effects of  transaction costs and  includes  municipal  securities  from many  states  while the Fund  invests primarily in New York municipal securities.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2002.

------------------------------------------------------------------------------
Shareholder Fees (charges paid directly from your investment):
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                           Class A      Class B      Class C       Class Y
                            Shares       Shares       Shares       Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge        4.75%         None         None         None
(Load) on purchases
(as % of offering price)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales      None1         5%2          1%3          None
Charge (Load) (as % of
the lower of the
original offering price
or redemption proceeds)
------------------------------------------------------------------------------
1.    A contingent  deferred  sales charge may apply to  redemptions of investments of
   $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.    Applies to redemptions  in first year after  purchase.  The contingent  deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

----------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                              Class A     Class B     Class C     Class Y
                              Shares      Shares      Shares      Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Management Fees                0.46%       0.46%       0.46%       0.46%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distribution and/or            0.15%       1.00%       1.00%       None
Service (12b-1) Fees
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Other Expenses                 0.11%       0.12%       0.12%       0.16%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Annual Operating         0.72%       1.58%       1.58%       0.62%
Expenses
----------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, accounting, administrative and legal expenses the Fund pays. The
Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2002, the transfer agent fees did not exceed the expense limitation described above.

The Total Annual Operating Expenses in the chart do not reflect interest expense related to the Fund's borrowing activity or the reduction to custodial expenses related to account balances maintained by the Fund at its custodian bank, which in the aggregate resulted in lower total annual operating expenses for each class for the fiscal year ended December 31, 2002. The Total Annual Operating expenses after considering the effect of interest expense and the reduction to custodial expenses was 0.71% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares and
0.61% for Class Y shares for the fiscal year ended December 31, 2002. During the period, the Fund's interest expense was substantially offset by the incremental interest income generated on investments purchased with borrowed funds.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $545          $694          $857         $1,327
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $661          $799         $1,060       $1,4341
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $261          $499          $860         $1,878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares               $63           $199          $346          $774
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not           1 Year        3 Years       5 Years      10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $545          $694          $857         $1,327
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $161          $499          $860        $1,4341
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $161          $499          $860         $1,878
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares               $63           $199          $346          $774
--------------------------------------------------------------------------------
In the first  example,  expenses  include the initial sales charge for Class A and the applicable  Class B or  Class C  contingent  deferred  sales  charges.  In the  second example,  the  Class A  expenses  include  the sales  charge,  but Class B and Class C expenses do not include  contingent  deferred sales charges.  There is no sales charge on Class Y shares.
1.    Class B  expenses  for years 7 through  10 are based on Class A  expenses  since
   Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased.  However, changes in the overall market prices of municipal securities and the income they pay can occur at any time.
The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. Generally, these are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns and counties). To seek a higher yield, the
      Fund also can invest in municipal securities other than New York municipal securities. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to New York
      State and New York City personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not New York municipal securities.

                 What is a Municipal  Debt  Security?  A municipal debt security essentially  is a loan  by the  buyer  of the  security  to the issuer of the  security.  The issuer  promises  to pay back the principal  amount  of  the  loan  and  normally  pays  interest exempt from federal personal income taxes.

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer to redeem the debt or to prepayment prior to their stated maturity.

      The Fund also can buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are industrial development bonds and private activity bonds that pay interest that may be a tax preference item subject to alternative minimum taxation for investors subject to the alternative minimum tax. The Fund does not invest more than 5% of its total assets in industrial revenue bonds for an industrial user with less than three years' operating history if that user is responsible for interest and principal payments.

Municipal Lease Obligations.  Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.  The
      Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.
      Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain
      "non-appropriation" clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

      If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations may not have an active trading market, which means that the Fund might have difficulty selling its investment at an acceptable price when it wants to. The Fund cannot invest more than 5% of its net assets in unrated or illiquid municipal leases.

Floating Rate/Variable Rate Obligations.  Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals.  Floating rates are automatically adjusted according to a specified market rate for those investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements.
      Inverse floaters, discussed under the Main Risks section above, are types of variable rate obligations.

Ratings of Municipal Securities the Fund Buys.  Most of the municipal securities the
      Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its tax-exempt investments in municipal securities that at the time of purchase are below investment grade. Investment-grade securities include rated securities within the four highest rating categories of a nationally-recognized rating organization such as Moody's Investors
      Service, Standard and Poor's, a division of McGraw Hill Companies, Inc.,
      Fitch, Inc., or unrated securities that are judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of the principal national rating organizations are provided in Appendix A to the
      Statement of Additional Information. All municipal securities, including investment-grade securities, are subject to risks of default. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security.  However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager relies to some extent on credit ratings by nationally-recognized rating agencies when evaluating the credit risk of securities selected for the
      Fund's portfolio.  It may also use its own research and analysis to evaluate risks.  Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

      The Fund can invest a significant portion of its assets in unrated securities.
      Some of these unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Special Credit Risks of Lower-Grade Securities. Municipal securities rated below investment grade usually offer higher yields than investment-grade securities but they are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are
      (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt repayment obligations. They also may be less liquid than investment-grade securities, making it difficult for the Fund to sell them at an acceptable price. Those risks can reduce the Fund's share prices and the income it earns. The Fund will not invest more than 5% of its net assets in the securities of an issuer if the securities are rated "B" or below by a nationally-recognized rating organization or, if unrated, assigned an equivalent rating by the Manager.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

"When-Issued" and "Delayed-Delivery" Transactions.  The Fund can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed-delivery" basis.  These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.  The Fund does not intend to enter into these transactions for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the
      Fund from the investment until the Fund receives the security on settlement of the trade.  There is a risk of loss to the Fund if the value of the security declines prior to the settlement date. As a fundamental policy, securities purchased on a "when-issued" or "delayed-delivery" basis cannot exceed 10% of the Fund's net assets.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid and restricted securities. That limit includes unrated or illiquid tax-exempt municipal leases that cannot be more than 5% of the Fund's net assets. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to the 15% limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.
      These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies. Generally, the Fund's defensive or interim investments would be U.S. government securities or highly-rated corporate debt securities, prime commercial paper or certificates of deposit of domestic banks. The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of
      Fund shares. The income from some of these investments might not be tax exempt, and therefore when making those investments the Fund might not achieve its objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the
Manager's responsibilities.  The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of December 31, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at 498 Seventh Avenue, New York, New
York 10018.

Portfolio Managers. The Fund is managed by a portfolio management team comprised of
      Ronald Fielding and other investment professionals selected from the Manager's
      Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding is a
      Senior Vice President of the Manager since January 1996 and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $ 3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for its last fiscal year ended December 31, 2002, was 0.46% of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase
(and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you
      don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay
      for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the
      Asset Builder Application and the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the
      Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the
      Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the
      Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean
      "Eastern time."

      The net asset value per share is determined by dividing the value of the
      Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of
      Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

      If, after the close of the principal market on which a security held by the
      Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the
      Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the
      Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the
      Distributor. Otherwise, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How
      Can You Buy Class A Shares?" below.
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy
      Class B Shares?" below.
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class C Shares?" below.
Class Y Shares. Class Y shares generally are offered only to certain institutional investors that have special agreements with the Distributor, as described in
      "Who Can Buy Class Y Shares?" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares.
You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.
      Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class
      C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of
      Class C shares from a single investor.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the longer-term,  for  example for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences in Account  Features That Matter to You? Some account  features may not be available  to Class B and Class C  shareholders.  Other  features may not be  advisable  (because  of the  effect  of the  contingent  deferred  sales charge) for Class B and Class C shareholders.  Therefore,  you should  carefully review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional
      Information. Share certificates are only available on Class A shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the
      Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional
Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a
      Letter of Intent, as described in "Reduced Sales Charges" in the Statement of
      Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more
      (other than purchases by retirement plans, which are not permitted in the
      Fund). That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within a 24 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge")
      may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption
      (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the
      Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

--------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                   5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                   4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                   2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                   1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 6                             None
--------------------------------------------------------------------------------
In the table,  a "year" is a 12-month  period.  In applying  the  contingent  deferred sales  charge,  all  purchases  are  considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to
      Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of
      Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Who Can Buy Class Y Shares?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans.

      In certain circumstances, the Distributor may also accept purchase orders from individual investors. An individual investor may not acquire Class Y shares that would represent 10% of the Fund's total assets.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares held by institutional investors must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
      Class A shares of the Fund. The Board of Trustees can increase that fee to
      0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted
      Distribution and Service Plans for Class B and Class C shares to pay the
      Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on
      Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The
      Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total amount paid by the
      Distributor to the dealer at the time of sale of Class B shares is therefore
      4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total amount paid by the
      Distributor to the dealer at the time of sale of Class C shares is therefore
      1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated
Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.
      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent.
AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the
Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the
Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the PhoneLink number,
1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may be handled this way.
Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account
------------------------
registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of
Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal
      Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the
      Transfer Agent at 1.800.225.5677.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use.
Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this Fund with the same registration as the other account.

o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated
      amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of $100 or more.
o     Checks cannot be paid if they are written for more than your account value.
      Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered,
      and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer
Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales  charge  will be based on the  lesser  of the net asset value of the  redeemed  shares at the time of  redemption  or the  original  net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account value  represented  by an increase in net asset value over the initial purchase price,
o     shares   purchased  by  the   reinvestment   of   dividends  or  capital   gains
      distributions, or
o     shares  redeemed in the  special  circumstances  described  in Appendix C to the
      Statement of Additional Information
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you acquire Class B or
Class C shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund. If you exchange Class A shares subject to a contingent deferred sales charge of another Oppenheimer fund for Class A shares of this Fund, the 24 month contingent deferred sales charge holding period applicable to Class A shares of this Fund will apply. If you exchange Class A shares subject to a contingent deferred sales charge holding period of this Fund for Class A shares of another Oppenheimer fund, the holding period of the other Oppenheimer fund will normally apply.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the
Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange  requests  may be made  either  by calling a service  representative or by using PhoneLink for automated  exchanges by  calling  1.800.225.5677.  Telephone  exchanges  may  be  made  only  between accounts  that are  registered  with the same name(s) and  address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer
      Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as
      "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the
      Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time.
      The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional Information, or
      visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the
      Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the
      Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares.
      The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder)
      within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer
      Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the
      Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

       The Fund attempts to pay dividends on Class A shares at a constant level.
There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions
      (dividends, short-term capital gains or long-term capital gains distributions)
      in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes.  Dividends paid from net  investment  income earned by the Fund on municipal securities  will be excludable  from gross income for federal  income tax purposes.
All or a portion of the  dividends  paid by the Fund that are derived from interest paid on certain  "private  activity  bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax.

      Dividends and capital gains  distributions  may be subject to federal,  state or local  taxes.  Any  short-term  capital  gain  distributions  are  taxable  to  you as ordinary  income.  Any  long-term  capital  gain  distributions  are taxable to you as long-term  capital  gains,  no matter how long you have owned shares in the Fund.  The
Fund may derive gains in part from  municipal  obligations  the Fund  purchased  below their  principal  or face  values.  All, or a portion of these gains may be taxable to you  as  ordinary  income  rather  than  capital  gains.  Whether  you  reinvest  your distributions  in  additional  shares or take them in cash,  the tax  treatment is the same.

      Exempt-interest  dividends  earned by  residents  of New York  should  not be subject  to  federal,  state,  or local  income  taxes.  The  portion of the Fund's dividends  that are  attributable  to income earned on other  obligations  (not New
York  municipal  securities)  will  normally  be subject to New York State and City personal income tax.

     Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This  information  is only a summary of  certain  federal  and state  income tax information  about your  investment.  You should  consult with your tax advisor  about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund
(assuming reinvestment of all dividends and distributions). For the fiscal years ended December 31, 2000 through 2002, the information was audited by KPMG LLP, the
Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. Another auditing firm audited the information for the previous fiscal years.

FINANCIAL HIGHLIGHTS

Class A        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.52      $ 17.67     $ 16.78       $ 18.81    $ 18.67
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                1.08         1.06        1.04          1.04       1.04
Net realized and unrealized gain (loss)                              (.15)        (.17)        .89         (2.03)       .15
                                                                   ---------------------------------------------------------
Total from investment operations                                      .93          .89        1.93          (.99)      1.19
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (1.07)       (1.04)      (1.04)        (1.04)     (1.04)
Undistributed net investment income                                    --           --          --            --       (.01)
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                (1.07)       (1.04)      (1.04)        (1.04)     (1.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.38       $17.52      $17.67        $16.78     $18.81
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.46%        5.14%      11.93%        (5.51)%     6.52%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $4,299       $4,073      $3,536        $3,288     $3,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $4,292       $3,893      $3,341        $3,559     $3,161
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                6.18%        5.97%       6.07%         5.78%      5.50%
Expenses                                                             0.72%        0.72%       0.78%         0.77%      0.78% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  0.71%        0.70%       0.74%         0.73%      0.75%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         41 | ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS  Continued

Class B        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.51      $ 17.66     $ 16.77       $ 18.79    $ 18.65
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.16)        (.17)        .90         (2.03)       .14
                                                                  ----------------------------------------------------------
Total from investment operations                                      .77          .74        1.79         (1.14)      1.03
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                  ----------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.51      $17.66        $16.77     $18.79
                                                                  ==========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.50%        4.25%      10.98%        (6.27)%     5.61%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $1,342       $1,157        $803          $673       $494
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $1,275       $  997        $711          $635       $329
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.10%       5.19%         4.91%      4.57%
Expenses                                                             1.58%        1.58%       1.65%         1.64%      1.64% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.56%       1.60%         1.59%      1.61%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         42 | ROCHESTER FUND MUNICIPALS

Class C        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.50      $ 17.66     $ 16.76       $ 18.79    $ 18.66
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.15)        (.18)        .91         (2.04)       .13
                                                                   ---------------------------------------------------------
Total from investment operations                                      .78          .73        1.80         (1.15)      1.02
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.50      $17.66        $16.76     $18.79
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.57%        4.19%      11.06%        (6.32)%     5.56%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                              $471         $429        $259          $220       $174
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                     $460         $356        $225          $221       $111
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.09%       5.20%         4.92%      4.57%
Expenses                                                             1.58%        1.57%       1.63%         1.63%      1.63% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.55%       1.59%         1.58%      1.59%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         43 | ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS  Continued

Class Y        Year Ended December 31,                                                        2002          2001       2000 1
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                       $ 17.52       $ 17.67    $ 16.88
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                         1.10          1.08        .70
Net realized and unrealized gain (loss)                                                       (.15)         (.17)       .78
                                                                                           -----------------------------------
Total from investment operations                                                               .95           .91       1.48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                         (1.09)        (1.06)      (.69)
Undistributed net investment income                                                             --            --         --
                                                                                           -----------------------------------
Total dividends and/or distributions to shareholders                                         (1.09)        (1.06)      (.69)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $17.38        $17.52     $17.67
                                                                                           ===================================

------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                                            5.57%         5.25%      8.97%

------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                                                        $12           $12        $11
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                               $12           $12        $10
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                                         6.30%         6.08%      6.07%
Expenses                                                                                      0.62%         0.62%      0.68%
Expenses, net of interest expense and reduction to custodian expense 4                        0.61%         0.60%      0.64%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                         29%           11%        26%

1. For the period from April 28, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

INFORMATION AND SERVICES

For More Information on Rochester Fund Municipals
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual
Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL.OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                              website: www.oppenheimerfunds.com
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies
                                                                 -----------
may be obtained after payment of a duplicating fee by electronic request at the
SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]           OppenheimerFunds
Distributor, Inc.
SEC File No. 811-3614
PR0365.001.0203  Printed on recycled paper.

                              Appendix to Prospectus of
                              Rochester Fund Municipals

      Graphic material included in the Prospectus of Rochester Fund Municipals under the heading:  "Annual Total Returns (Class A) (as of 12/31 each year)."

      A bar chart will be included in the  Prospectus  of  Rochester  Fund  Municipals
(the  "Fund")  depicting  the annual total  returns of a  hypothetical  investment  in
Class A shares of the Fund for each of the last 10 calendar years,  without  deducting sales  charges  or taxes.  Set forth  below are the  relevant  data  points  that will appear in the bar chart:

      Calendar       Annual
      Year           Total
      Ended:         Returns

      12/31/93       14.60%
      12/31/94       -8.35%
      12/31/95       18.61%
      12/31/96       5.37%
      12/31/97       10.20%
      12/31/98       6.52%
      12/31/99       -5.51%
      12/31/00       11.93%
      12/31/01       5.14%
      12/31/02       5.46%

Rochester Fund Municipals
6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated February 25, 2003

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 25, 2003. It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by
calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

About Your Account

Financial Information About the Fund

                                      80
ABOUT The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective, principal investment policies and main risks of the
Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., (the "Manager") can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The
Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the
Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "About the Fund's Investments."
The Fund may from time to time invest in municipal securities other than New
York municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to
New York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

      Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      The Fund is "diversified" with respect to 75% of its total assets. That means that as to 75% of its total assets, the Fund cannot invest more than 5%
of its net assets in the securities of any one issuer (other than the U.S.
government or its agencies and instrumentalities) and the Fund cannot own more than 10% of an issuer's voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the Fund will not invest more than 10% of its assets in the securities of any one issuer.

      |X|   Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are
"general obligation" and "revenue" bonds (including "industrial development"
bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o     General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities;
and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o     Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax-exempt under the Internal Revenue Code. The Internal
Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      The Fund will not invest more than 5% of its total assets in industrial development bonds for which the underlying credit is one business or one charitable entity. Additionally, the Fund will not invest more than 5% of its total assets insecurities for which industrial users having less than three years' operating history are responsible for the payments of interest and principal on the securities.

o     Private Activity Municipal Securities. The Tax Reform Act of 1986 (the
"Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax
Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.
      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a
"related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to
"substantial users") of such exempt facilities. Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.
o     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

o     Miscellaneous, Temporary and Anticipatory Instruments. These
instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      |X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund's investments in illiquid securities described in the Prospectus and below in "Illiquid and Restricted
Securities." The Fund may not invest more than 5% of its net assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally-recognized rating organization .

      Those Board guidelines require the Manager to evaluate, among other things:
o     the frequency of trades and price quotations for the obligation;
o     the number of dealers willing to purchase or sell the securities and the number of potential buyers;
o     the willingness of dealers to undertake to make a market in the obligation;
o     the nature of the marketplace trades for the securities;
o     the likelihood that the marketability of the obligation will continue while the Fund owns it; and
o     the likelihood that the municipality will continue to appropriate funding for the leased property.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
      To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in municipal leases that contain
"non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:

o     the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o     appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o     the lease obligor has maintained good market acceptability in the past,
o     the investment is of a size that will be attractive to institutional investors, and
o     the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      Municipal leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the
Manager will evaluate their credit quality and the likelihood of a continuing market for them.

      Subject to the foregoing percentage limitations on investments in
Illiquid Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:
o     the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;
o     the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;
o     the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;
o     the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;
o     if a particular exempt obligation is unrated and, in the opinion of the
         Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund's illiquid investments; it will also be subject to the
         Fund's overall limitation on investments in unrated tax-exempt leases.

      Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

      |X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard &
Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.
("Standard and Poor's") and Fitch, Inc. ("Fitch"), represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody's, Standard & Poor's, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a "AAA"-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch municipal securities are contained in Appendix A to this Statement of
Additional Information. The Fund can purchase securities that are unrated by nationally-recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o     Special Risks of Lower-Grade Securities. Lower-grade securities, commonly called "junk bonds," may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the Fund might not receive the anticipated level of income from these securities, and the Fund's net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower-quality securities might not be consistent with the portion of the Fund's objective to seek preservation of capital, the Fund limits its investments in lower-quality securities to not more than 25% of its tax-exempt investments
(including New York municipal securities).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its net assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities.  As
explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in this section as the
"State") and its subdivisions, agencies, instrumentalities or authorities, including New York City (the "City"), which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's Annual Information Statement dated June 3, 2002 and the update thereto dated February 3, 2003, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to February 11, 2002 with respect to offerings of New York State, and on or prior to November 6, 2002 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies,
instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.
Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

|X|   Factors Affecting Investments in New York State Securities.  On January
29, 2003, the Governor Pataki submitted the 2003-04 Executive Budget
("Executive Budget") including a revised Financial Plan for 2002-03 (the
"2002-03 Financial Plan") and new Financial Plans for 2003-04 through 2005-06
(together with the 2002-03 Financial Plan, collectively, the "State Financial
Plan").

      New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce.  Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries.  The
State's financial, insurance, and real estate share, as measured by wages, is particularly large relative to the nation.  The State has projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The State reported that the New York economy has suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy.  Only recently have there been signs of an economic turnaround.  Total State employment was expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002.  Private sector employment was expected to rise 0.9 percent in 2003, following a decline of
2.1 percent for 2002.  The State reported that bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market.  On a calendar year basis, bonuses were estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003.  In the aftermath of the bursting of the stock market bubble, it was expected that for the next two years bonuses in the finance and insurance sector would remain at about one-half of their 2001 peak level.  Wages were expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002.  Total State personal income was projected to increase 3.1 percent in 2003.

      Although the national economic recovery weakened substantially toward the end of 2002, the New York State Division of the Budget ("DoB") expected the national economy to continue to expand throughout 2003, with some acceleration of growth in the second half of the year. Real U.S. GDP was expected to grow at an annual rate of 2.4 percent in 2003, the same rate as in 2002.  In an effort to provide additional stimulus to the economy, the
Federal Reserve reduced interest rates by 50 basis points in November 2002, for a total reduction since the pre-recession peak of 525 basis points.  This has resulted in the lowest short-term interest rates since the early 1960s.
In addition, a number of federal fiscal initiatives were expected to provide additional stimulus.  These monetary and fiscal actions were expected to provide insurance against a double dip recession.  By the second half of
2003, an expected revival of investment
spending might increase the GDP growth rate.  An expected improving economy, along with higher oil prices, could result in higher inflation.  The CPI was expected to rise by 2.4 percent in 2003, after an increase of 1.6 percent in
2002.  The unemployment rate was expected to average 5.8 percent in 2003.

      The State reported that it had been facing a potential $2.2 billion shortfall in the 2002-03 Financial Plan but believed that proposals in the
Executive Budget would close the entire shortfall.  The State explained that it faced $2.1 billion in lower-than-projected 2002-03 receipts including $1.9 billion in personal income taxes and $320 million in business taxes, offset by higher-than-projected receipts of $83 million in all other categories.  In addition, before savings actions commenced by the Governor, the projected increase in spending would have been roughly $100 million more than expected, primarily in higher costs for Medicaid ($100 million), the World Trade Center
($51 million), the Tuition Assistance Program ($33 million), and the Early
Intervention Program ($30 million), partially offset by lower than expected spending in fringe benefit costs ($71 million) and in a variety of other programs ($20 million).

      Nearly $700 million in savings were projected from efforts begun earlier in 2003 to reduce costs.  This included stringent controls on operations including a 5 percent reduction in State agency spending, aggressive use of the targeted retirement incentive plan, and federal maximization efforts ($328 million).  In addition, prudent debt management actions, including efforts to take advantage of record-low interest rates and refinance high-cost State debt, were expected to lower debt service costs
($364 million).

      To avoid disruptive mid-2003 reductions to school aid and other programs, the Governor was reported to be seeking authorization to securitize the State's share of receipts from the tobacco manufacturer Master Settlement
Agreement.  Roughly $1.5 billion of the first $1.9 billion installment would be used to help balance the State Financial Plan in 2002-03 in a manner that would permit an orderly transition to recurring structural budget balance.
The remainder would be reserved for use in 2003-04.

      The State reported most significant short-term risk to the State
Financial Plan is that the Legislature will fail to enact legislation authorizing the State to securitize its tobacco settlement payments as recommended in the Governor's Executive Budget.  If the Legislature does not act on this legislation promptly, the State will need to take other actions to increase receipts or decrease disbursements (e.g., delay certain payments to end the 2002-03 fiscal year in balance).  Any payment delay would both add to 2003-04 costs and create additional constraints on an already tight
2003-04 cashflow projection.  There can be no assurance that the budget finally enacted by the Legislature will not differ materially and adversely from the projections described in the State Financial Plan.

      In every year, many uncertainties exist in the forecast of the national and State economies.  Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations.  Historically, financial sector bonus income has been closely tied to security firm profits.  Both bonus income and capital gains realizations have historically been subject to a high degree of variation.  Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003.  Several proposals could have a detrimental impact on New York State income receipts.

      The State reported several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses.  Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.

      Consumer spending remained relatively strong during the recession, resulting in little pent-up demand.  If job growth is inadequate, or if declines in the value of homes or financial assets too pronounced, or if consumer sentiment should deteriorate, then consumer spending growth could quickly fall.  Businesses may be reluctant to increase investment spending if demand for their products and services remains weak or if geopolitical risks seem too large.  Although the federal government has adopted an expansionary policy stance, state and local governments are raising taxes and cutting back on spending. On balance, total government spending could be weaker than projected, reducing overall growth.
      Financial market performance also impacts the level of contributions required for the pension funds.  The Executive Budget assumed that the
State's 2003-04 pension contribution would be toward the lower end of the range of contributions provided by the Comptroller.  To the extent that the required contribution is greater than such amount, the State would be required by law to pay the deficiency, with interest, by the second fiscal year following such underpayment.

      An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.  The State Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect
State finances.

|X|   The 2002-03 Fiscal Year.  The updated 2002-03 Financial Plan estimated that General Fund (the major operating Fund of the State) receipts, including transfers from other funds and tobacco securitization proceeds, would total
$39.94 billion in 2002-03, a decrease of $1.21 billion from the 2001-02 fiscal year.  General Fund receipts were projected to be $40 million above mid-year projections.  Due largely to an accounting change by the State
Comptroller regarding the treatment of the Revenue Bond Tax Fund (RBTF), tax receipts were expected to decline by $8.85 billion from 2001-02 and were
$6.56 billion below mid-year estimates.  The significant year-over-year decline and the large revision in the estimates was attributed to continued
weakness in the economy, the multi-year impact of the September 11 attack on the financial services sector, and the associated decline in equity markets.
The estimated impact of the World Trade Center disaster on 2002-03 receipts remained significant, and within the range estimated in the immediate aftermath of the September 11 attacks.

      The revisions in the estimates also reflected more up-to-date information on the economy and tax collections.  Tax collection results were reported to be much worse than mid-year projections and have led to significant downward revisions to the receipts estimates, especially for personal income and business taxes.

      After RBTF deposits, personal income tax receipts for 2002-03 were estimated to reach $17.18 billion, a decrease of $8.67 billion (33.5 percent)
from 2001-02.  This was attributed primarily to a $4.31 billion deposit into the RBTF, a large decrease in the net contribution from the Refund Reserve fund, and decreases in withholding, estimated tax, and 2001 tax year settlement payments.  Underlying income tax collections, measured by gross payments minus refunds, were expected to decline by $2.67 billion (10.4 percent) from 2001-02 and $1.82 billion from mid-year projections.  The large downward revision in the estimate was attributed to the significant decline in December 2002 payments and continued weakness in the financial services sector.

      User tax and fee receipts in 2002-03 were projected at $7.05 billion,
$46 million or 0.7 percent below 2001-02 collections and $53 million below mid-year projections.  The decline from 2001-02 was attributed to the increased dedication of motor vehicle fees, auto rental tax, and cigarette tax receipts to other funds, as well as declines in cigarette consumption
($227 million).  These declines were partially offset by an increase in sales tax and alcohol-related receipts of $181 million.

      Total business taxes were projected at $3.52 billion in 2002-03, $94 million below
2001-02 receipts.  Corporation and utility tax receipts in 2002-03 were expected to total
$868 million, a decrease of $104 million from 2001-02.  Business tax receipts were estimated at $320 million below mid-year projections, largely due to a more prolonged weakness in corporate earnings than anticipated and December collection results.

      The yield from other taxes in 2002-03 were estimated at $761 million,
$42 million below 2001-02 results.  The estimated decline was attributed to year-to-date collection results in the estate tax, the first full-year impact of prior year tax reductions, and the impact of the decline in equity market values on taxable estates.

      Miscellaneous receipts for 2002-03 were estimated at $4.09 billion, a
$2.46 billion increase from 2001-02.  The main increases, other than the
$1.90 billion in tobacco proceeds, are in abandoned property ($300 million from sales of securities); payments from authorities ($287 million); bond issuance charges ($158million); three large fines ($87 million); and the wireless surcharge ($38 million).  The largest decrease is in investment income ($285 million).

      Transfers from other funds in 2002-03 were estimated at $7.34 billion, an increase of $5.19 billion from 2001-02, reflecting changes in amounts available for transfer to the General Fund.  Transfers from other funds are now estimated at $4.66 billion above mid-year projections.  The increase reflects better-than-anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements from the Thruway Authority, and the Comptroller's classification of the Revenue Bond Tax Fund.

      The State projects total General Fund disbursements, including transfers to other funds, of $39.79 billion in 2002-03, a net decrease of
$266 million from restated mid-year projections.  This reflects the lower spending associated with the aggressive savings efforts begun earlier this year and reestimates in General State Charges and other programs ($91 million), partially offset by higher costs primarily related to Medicaid
($100 million), the World Trade Center ($51 million), the Tuition Assistance
Program ($33 million), and the Early Intervention Program ($30 million). In addition, lower spending is reflected for the Community Projects Fund ($75 million), which was projected to occur in 2003-04 rather than 2002-03.

      Reserves and closing balances in the General Fund had been at healthy levels as a result of seven consecutive maximum deposits to the Tax
Stabilization Reserve Fund (the State's rainy day fund) and significant additional deposits made to other State reserve funds in recent years.  These reserves included the Contingency Reserve Fund (a litigation reserve), reserves set aside for revenue losses resulting from the World Trade Center attacks, a reserve for economic uncertainties, and a reserve to fund the multi-year STAR property tax cut.  Most of these reserves have now been used to help maintain budget balance in the General Fund since September 11,
2001.  The rainy day fund remains available to protect against unanticipated mid-year shortfalls.  The closing balance in the General Fund is projected to total $1.18 billion, including $710
million in the rainy day fund, $378 million in tobacco securitization reserves, $20 million in the Contingency Reserve Fund, and $75 million in the
Community Projects Fund. The closing balance of $1.18 billion at the end of the 2002-03 fiscal year is an increase of $467 million from mid-year projections.  This increase includes $378 million from the securitization of tobacco (reserved for use in 2003-04), $75 million from slower spending in the Community Projects Fund (which pays for legislative and gubernatorial initiatives), and $14 million in additional moneys deposited into the
Contingency Reserve Fund.

o     State Governmental Funds Group.  Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.  Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's
Financial Plan:
      o     the General Fund,  which is the major  operating fund of the State and receives  all receipts  that are not required by law to be deposited in another  fund,  including  most State tax receipts and certain  fees, transfers  from  other  funds  and  miscellaneous  receipts  from  other sources;
      o     Special Revenue Funds,  which account for the proceeds of specific
      revenue  sources  (other  than   expendable   trusts  or  major  capital
      projects),  such as  federal  grants,  that are  legally  restricted  to specified purposes;
            o  Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special
               Revenue Funds, Proprietary Funds and Fiduciary Funds); and
      o     Debt  Service  Funds,   which  account  for  the  accumulation  of
      resources  (including receipts from certain taxes,  transfers from other funds and  miscellaneous  revenues,  such as dormitory room rental fees, which are  dedicated by statute for payment of  lease-purchase  rentals)
      for the payment of general  long-term debt service and related costs and
      payments  under  lease-purchase  and  contractual-obligation   financing
      arrangements.

o     Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government
Assistance Corporation (LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation also dedicated revenues equal to one percent of the four percent
State sales and use tax to pay debt service on these bonds.  As of June 1995,
LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.  The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time.  Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN) borrowing in the fifth year).  This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.
No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

|X|   Authorities.  The fiscal stability of the State is related to the fiscal stability of its public Authorities.  Authorities refer to public benefit corporations created pursuant to State law, other than local authorities.  Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.  The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its Authorities were to default on their respective obligations, especially those involving State-supported or
State-related debt. As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes
State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition,
State legislation authorizes several financing techniques for Authorities.
There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities.  Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings of the State's Securities.  As of December 31, 2002,
Standard & Poor's has rated the State's general obligation bonds "AA,"
Moody's has rated those bonds "A2" and Fitch has rated those bonds "AA".

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Fund invests.

|X|   The State's General Obligation Debt.  As of March 31, 2002, the State
had approximately $4.1 billion in general obligation bonds outstanding.
Principal and interest due on general obligation bonds were $624 million for the 2001-02 fiscal year and are estimated to be $605 million for the State's
2002-03 fiscal year.

|X|   Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.  That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and federal laws.  These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

      The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year.  There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material.
Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.

|X|   Other Functions.  Certain localities in addition to the City have experienced financial problems and have requested and received additional
State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the
State's receipts and disbursements for the State's 2002-03 fiscal year or thereafter.

|X|   Factors Affecting Investments in New York City Municipal Securities.
The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.  Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations.  Numerous foreign-owned companies in the United States are also headquartered in the
City.  These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, manufacturing sales offices, tourism and finance.  The
City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City.  A large diplomatic community exists in the City to staff the 186 missions to the United Nations and the 96 foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late
1970s through the late 1980s.  The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001.  The
City's financial plan assumes negative economic growth during the latter half of calendar year 2001 through the first half of calendar year 2002 as a result of the September 11 attack and the national economic recession.  The
City's financial plan assumes that the City's economy will begin a slow recovery around the middle of calendar year 2002.

      The City expects total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World
Trade Center to be substantial.  The federal government has committed over
$21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities.  This amount includes approximately
$15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residences and businesses in lower Manhattan.  It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World
Trade Center site.  These programs include expanding tax credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authority to advance refund some bonds issued to finance facilities in the City.

      The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site.  These costs are now expected to be substantially below previous estimates.  The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the
City budget, relating to the September 11 attack.

      In addition, the State authorized the New York City Transitional
Finance Authority ("TFA") to have outstanding $2.5 billion of "Recovery
Bonds" and "Recovery Notes" to pay costs related to or arising from the
September 11 attack.  The City believes it is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

      For each of the 1981 through 2002 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers.  The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the
City will continue to maintain balanced operating results as required by
State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2003 through 2006 fiscal years
(referred to below as the "2003-2006 Financial Plan", or "Financial Plan").
The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  Implementation of the
Financial Plan is also dependent upon the ability to market the securities of the TFA, which issues debt secured by personal income tax and sales revenues;
TSASC, Inc., which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City
Municipal Water Finance Authority ("Water Authority"), which issues debt secured by water and sewer revenues.  The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, "Water Authority", TFA, TSASC and other bonds and notes will be subject to prevailing market conditions.  Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

|X|   The City's 2003-2006 Financial Plan.  For the 2001 and 2002 fiscal years, the City's General Fund had an operating surplus of $2.949 billion and
$686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.  The 2002 fiscal year was the twenty-second consecutive year that the City had achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.
      The Financial Plan for the 2003 through 2006 fiscal years, released on
June 26, 2002, projected that revenues and expenditures for the 2003 fiscal year would be balanced in accordance with GAAP after $677 million of discretionary and other transfers in fiscal year 2002 to pay debt services and other payments due in fiscal year 2003, and projected gaps of $3.7 billion, $4.2 billion and $4.6 billion for fiscal years 2004 through 2006, respectively.

      The Financial Plan reflected changes since the financial plan submitted on June 13, 2001 (as amended, the "2001 Financial Plan") which decreased projected net revenues and increased projected net expenditures.  Changes in projected revenues included a decline in projected tax revenues of $1.1 billion, $1.0 billion and $963 million in fiscal years 2003 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11 attack and the national recession.  Changes in projected revenues also included increased projected tax revenues in fiscal years 2003 through 2005 as a result of not extending a previously enacted reduction in the personal income tax 14% surcharge and a delay in the receipt of $250 million from the proposed sale of the New York City Off-Track Betting Corporation ("OTB") from fiscal year 2002 to fiscal year 2004.  Changes in projected expenditures since the 2001 Financial Plan included:  increased pension costs for fiscal years 2003 through 2005, resulting primarily from investment losses in fiscal year 2001 and a reduction in projected investment gains in fiscal year 2002;
and an increase in labor costs in fiscal years 2003 through 2005, primarily to reflect the cost of wage increases for the uniformed forces coalition above the settlement with District Council 37 of the American Federation of
State, Municipal and County Employees and the settlement with the United
Federation of Teachers.  Changes in projected expenditures also included increased expenditures in fiscal years 2003 through 2005 due to increased agency spending, increased costs for health insurance and reimbursement of eligible City retirees for Medicare Part B Premiums, increased costs for settling claims against the City, increased education costs resulting from a reduction in State aid, increased health and welfare spending primarily for
Medicaid and increased debt service costs in fiscal year 2005; and debt service savings in fiscal years 2003 and 2004.

      The Financial Plan set forth gap-closing actions to eliminate a previously projected gap for the 2003 fiscal year and to reduce projected gaps for fiscal years 2004 through 2006.  The gap-closing actions for the
2003 through 2006 fiscal years included:  additional City-wide agency savings and non-tax revenue actions for fiscal years 2003 through 2006; savings resulting from a voluntary early retirement and severance program for fiscal years 2003 through 2006; savings in fiscal years 2003 through 2006 resulting from a fringe benefit cost containment program, of which approximately $252 million in fiscal year 2003 growing to approximately $444 million in fiscal year 2006, has not yet been approved by unions representing City employees;
$1.5 billion of proceeds to be used in fiscal year 2003 from the issuance of
Recovery Bonds or Notes by the TFA to mitigate a portion of the lost tax revenues in fiscal year 2003 related to the September 11 attack; additional initiatives requiring Federal and State actions in fiscal years 2003 through
2006; and the sale of certain tax benefits in fiscal year 2003 for $100 million.

      The assumed decline in tax revenue growth reflects the September 11 attack and the national recession, which resulted in lower wage earnings, lower securities sector profits and corporate earnings, local job losses of approximately 100,000 and a disruption in tourism and related spending.
However, tax revenue projections do not reflect the continuing decline in financial services sector profits and employee income subsequent to the preparation of the Financial Plan as a result of falling equity values, which is expected to result in revisions to tax revenue projections in future modifications to the Financial Plan.  Tax revenue projections may also be subject to additional revision in the future to reflect changes in the economic forecast.  The Financial Plan assumed that the City's costs relating to the September 11 attack would be paid in substantial part from federal aid and funds provided by the TFA.  The Financial Plan also assumed collection of projected rent payments for the City's airports in the 2003 through 2005 fiscal years, which depends on the successful completion of negotiations with
The Port Authority of New York and New Jersey or the enforcement of the
City's rights under the existing leases through pending legal actions; State and federal approval of the State and Federal actions proposed by the City in the Financial Plan; and the successful completion of the sale of OTB in 2004, which will require State legislature approval.  The Financial Plan did not make any provision for wage increases, other than the pay increases discussed above for the contract period ending in fiscal year 2002.  Each 1% wage increase for all city employees costs approximately $200 million annually.
The Financial Plan provided for increased pension contributions, commencing in fiscal year 2003, based on estimated losses of 3% on investment returns in fiscal year 2002.  The City expects pension costs to increase beyond the levels provided in the Financial Plan in fiscal years 2003 through 2006 due to a decline in investment returns of 5.35% below the levels provided in the
Financial Plan, partially offset in fiscal years 2003 and 2004 by changes in actuarial methodologies.

      On July 18, 2002 the Mayor announced that he was directing the Office of Management and Budget ("OMB") to reserve 7.5% of City-funded agency spending, and on October 28, 2002, OMB directed certain City agencies to identify additional savings aggregating 2% in fiscal year 2003 and 4% in fiscal year 2004.  OMB is working with agency commissioners to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2003.  As a result of the size of the projected gaps between forecast revenues and expenditures, further revisions to the Financial Plan were expected to reflect substantial additional revenue initiatives, including proposed increased taxes, which will require City Council and/or State approval, and City proposals for additional State and Federal assistance, to eliminate the projected gap for fiscal year 2003 and to substantially reduce or eliminate the projected gap for fiscal year 2004.

      The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected.  The
Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the
September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2003 through 2006 fiscal years; realization of projected interest earnings for pension fund assets and assumptions with respect to wages for City employees affecting the
City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and
Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs;
adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues;
the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.  Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      The City Comptroller and other agencies and public officials issue periodic reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits.  Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.  Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On July 16, 2002, the City Comptroller issued a report on the adopted budget for fiscal year 2003.  In his report, the City Comptroller identified approximately $1.1 billion, $5.1 billion, $5.3 billion and $5.6 billion in risks to the Financial Plan for fiscal years 2003 through 2006, respectively, including the gaps set forth in the Financial Plan for fiscal years 2004 through 2006.  The report noted that, with appropriate monitoring and corrective action, fiscal year 2003 can be ended in balance.  However, the report also noted that the projected gap for fiscal year 2004 is the largest subsequent year gap ever projected by the City since the City achieved compliance with GAAP in 1981.

      Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.  In addition, the economic and financial condition of the
City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

|X|   Ratings of the City's Bonds.  As of October 31, 2002, Moody's, Standard
& Poor's and Fitch rated the City's general obligations bonds A2, A and A+, respectively.  These ratings reflect only the views of Moody's, Standard &
Poor's and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.  Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.  On July 16,
1998, Standard & Poor's revised its rating of City bonds to "A-" from "BBB+."
On September 13, 2000, Standard & Poor's revised its rating of City Bonds upward to "A."  Moody's rating of City bonds was revised in August 2000 to
"A2" from "A3."  On November 15, 2001, Moody's issued a negative outlook on
City bonds.  On March 8, 1999, Fitch revised its rating of City bonds upward to "A" from "A-" and on September 15, 2000, Fitch revised its rating to
"A+."

|X|   The City's Outstanding Indebtedness.  As of June 30, 2002, the City and
the Municipal Assistance Corporation for the City of New York had,
respectively, $27.311 billion and $2.225 billion of outstanding net long-term debt.

      For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements.
There can be no assurance that there will not be reductions in State aid to the City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.  In addition the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenues.  The City assumes that the costs relating to the September 11 attack will be paid in substantial part from federal aid and borrowings by the TFA.

|X|   Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  The City has received approximately than 2,200 notices of claims totaling approximately $12 billion relating to the September 11 attack.  While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the
Financial Plan.  For the fiscal year ended on June 30, 2002, the City paid
$521.8 million for judgments and claims.  Expenditures for fiscal year 2002 are projected to reach $389.5 million.  The Financial Plan includes provisions for the payment of judgments and claims of $418.9 million, $440.1 million, $468.6 million and $500.1 million for the 2003 through 2006 fiscal years, respectively.  As of June 30, 2002, the City estimated its potential future liability for outstanding claims against it to be approximately $4.3 billion.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X|   Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.
      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury
Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X|   Inverse Floaters and Other Derivative Investments. "Inverse
floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to
20% of its total assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund's limitation on illiquid securities.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates.
The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The
Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock"
option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X|   Options Transactions. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes must be "covered" while it is outstanding.
              That means the Fund must own the investment on which the call was written.
(3)   As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

o     Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.
If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o     Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns. The Fund could also experience losses if the prices of its options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

o     Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

|X|   When-Issued  and  Delayed-Delivery  Transactions.  Subject to the Fund's
fundamental  policy  as  stated  in the  Prospectus,  the  Fund  can  purchase securities,  up to 10% of the Fund's net assets, on a "when-issued" basis, and may  purchase  or sell such  securities  on a  "delayed-delivery"  or "forward commitment"  basis.  "When-issued" or "delayed  delivery" refers to securities whose terms and indenture are  available  and for which a market  exists,  but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities it purchases in order to enhance portfolio liquidity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|                 Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission ("SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the
Fund to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X|   Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5% of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as "leveraging."  This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner required under applicable provisions of the Investment Company Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the
Fund's net asset value per share might fluctuate more than that of funds that do not borrow.
      The Fund has entered into an agreement enabling it to participate with other OppenheimerFunds in an unsecured line of credit with a bank. Interest is charged to each fund based on its respective borrowings. The Fund pays a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial
Statements at the end of this Statement of Additional Information.

      |X|   Taxable Investments. While the Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax-exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

      |X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."
Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

|X|   Temporary Defensive and Interim Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

o  commercial paper rated "A-1" by Standard & Poor's, or having a comparable rating by another nationally-recognized rating agency; and

o     certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

      |X|   Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York City personal income taxes.
It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company).
These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o     The Fund cannot borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so.
Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

o     The Fund cannot buy any securities on margin or sell any securities short.

o     The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

o     The Fund cannot act as underwriter of securities issued by other persons. A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o     The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

o     The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment advisor, own beneficially more than1/2of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

o     The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the
Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

o     The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.

o     The Fund cannot invest in companies for the purpose of exercising control or management.

o     The Fund cannot invest more than 25% of its total assets in securities of  issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

o     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified," as defined in the
Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any
"issuer" as set forth above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

      In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

      For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the
Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of
Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S.
government securities for purposes of the Fund's policy not to concentrate.

      Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix B to this Statement of Additional
Information. To the extent it does so, the Fund's exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

      |X|   Does the Fund Have Any Restrictions That Are Not Fundamental? The
Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

o     The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the
Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

o     For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

o     For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

How the Fund Is Managed

Organization and History. The Fund was organized as a New York corporation in
June 1965 and reorganized as Massachusetts business trust in February 1991.
The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.

      |X|   Classes of Shares. The Trustees are authorized, without
shareholder approval, to create new series and classes of shares. The
Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has four classes of shares: Class A, Class B, Class
C, and Class Y.  All classes invest in the same investment portfolio. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less.
The Trustees may also take other action as permitted by the Investment
Company Act.

      |X|   Shareholder and Trustee Liability.  The Fund's Declaration of
Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee which is comprised solely of Independent Trustees.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditors concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor among other duties as set forth in the Committee's charter.  The members of the Audit Committee are
Paul Clinton (Chairman), Thomas Courtney, Robert Galli, Lacy Herrmann and
Brian Wruble.  The Audit Committee met four times during the Fund's fiscal year ended December 31, 2002.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent
Trustee," as defined in the Investment Company Act. The Fund's Trustees and
officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the
Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Mr. Cannon who is only a Trustee of Rochester Fund Municipals, Limited-Term New York Municipal
Fund and Convertible Securities Fund) (referred to as "Board III Funds"):

Oppenheimer Quest For Value Funds, a
series fund having the following three
series:
  Oppenheimer Small Cap Value Fund,
  Oppenheimer Quest Balanced Value Fund
  and                                     Oppenheimer  Quest Global Value Fund,
  Oppenheimer Quest Opportunity Value     Inc.
  Fund
                                          Oppenheimer   Quest   Capital   Value
                                          Fund, Inc.
                                          Oppenheimer Quest Value Fund, Inc.
Rochester Portfolio Series, a series      Bond Fund Series, a series fund
fund having one series: Limited-Term New  having one series: Oppenheimer
York Municipal Fund                       Convertible Securities Fund
Rochester Fund Municipals                 Oppenheimer MidCap Fund

      In addition  to being a trustee or director of the Board III Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  31  other   portfolios  in  the
OppenheimerFunds complex. Present or former officers,  directors, trustees and employees (and their  immediate  family  members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are  permitted  to  purchase  Class  A  shares  of  the  Fund  and  the  other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group  because of the  economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Fielding, Masterson, Molleur, Vottiero, Wixted and
Zack, and Mses. Bechtolt, Feld and Ives who are officers of the Fund, respectively hold the same offices of one or more of the other Board III
Funds as with the Fund. As of January 30, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each
Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board III Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                   Years;                                     Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
with Fund,         Trustee;                                   BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex       Owned in   Overseen
Age                Currently Overseen by Trustee              the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Thomas W.          Principal  of  Courtney  Associates,  Inc.     $0     $10,001-$50,000
Courtney,          (venture  capital  firm);  former  General
Chairman of the    Partner of Trivest  Venture Fund  (private
Board of Trustees, venture  capital fund);  former  President
Trustee since 1996 of   Investment    Counseling    Federated
Age: 69            Investors,  Inc.;  Trustee of Cash  Assets
                   Trust,  a money market  fund;  Director of
                   OCC Cash  Reserves,  Inc.  and  Trustee of
                   OCC Accumulation  Trust, both of which are
                   open-end investment companies;  Trustee of
                   four  funds for  Pacific  Capital  and Tax
                   Free  Trust  of   Arizona.   Oversees   10
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John Cannon,       Director,    Neuberger    Berman    Income
Trustee, since     Managers Trust,  Neuberger & Berman Income
1992               Funds   and   Neuberger    Berman   Trust,
Age: 73            (1995-present);  Neuberger  Berman  Equity
                   Funds  (November  2000-present);  Trustee,
                   Neuberger  Berman  Mutual  Funds  (October
                   1994-present);   formerly   Chairman   and
                   Treasurer,  CDC  Associates,  a registered
                   investment        adviser        (December     $0     $1-$10,000
                   1993-February      1996);      Independent
                   Consultant;  Chief Investment Officer, CDC
                   Associates  (1996-June  2000);  Consultant
                   and  director,  CDC  Associates  (December
                   1993-February     1999).     Oversees    3
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Paul Y. Clinton,   Principal     of    Clinton     Management
Trustee, since     Associates,   a   financial   and  venture
1996 Age: 71       capital   consulting   firm;   Trustee  of
                   Capital   Cash    Management    Trust,   a
                   money-market    fund,   and   Narragansett
                   Tax-Free  Fund,  a  tax-exempt  bond fund;
                   Director of OCC Cash  Reserves,  Inc.  and
                   Trustee of OCC  Accumulation  Trust,  both
                   of   which   are    open-end    investment
                   companies.  Formerly:  Director,  External
                   Affairs,  Kravco  Corporation,  a national
                   real estate owner and property  management            Over
                   corporation;     President     of    Essex     $0     $100,000
                   Management   Corporation,   a   management
                   consulting  company;  a general partner of
                   Capital  Growth  Fund,  a venture  capital
                   partnership;  a general  partner  of Essex
                   Limited    Partnership,    an   investment
                   partnership;  President of Geneve Corp., a
                   venture   capital   fund;    Chairman   of
                   Woodland  Capital  Corp., a small business
                   investment company;  and Vice President of
                   W.R.  Grace & Co.  Oversees 10  portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Galli,   A   trustee   or    director    of   other
Trustee since 1998 Oppenheimer  funds.  Formerly Trustee (May
Age: 69            2000-2002) of Research  Foundation of AIMR
                   (investment  research,  non-profit);  Vice     $0     Over
                   Chairman (October  1995-December  1997) of            $100,000
                   the  Manager.  Oversees 41  portfolios  in
                   the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lacy B. Herrmann,  Chairman  and Chief  Executive  Officer of                        000
Trustee since 1996 Aquila   Management    Corporation,    the
Age: 73            sponsoring   organization   and   manager,
                   administrator  and/or  sub-adviser  to the
                   following open-end  investment  companies,
                   and  Chairman of the Board of Trustees and
                   President   of   each:    Churchill   Cash
                   Reserves  Trust,   Aquila-Cascadia  Equity
                   Fund,  Pacific  Capital Cash Assets Trust,
                   Pacific   Capital  U.S.   Treasuries  Cash
                   Assets  Trust,  Pacific  Capital  Tax-Free
                   Cash  Assets   Trust,   Prime  Cash  Fund,
                   Narragansett   Insured   Tax-Free   Income
                   Fund,  Tax-Free  Fund For Utah,  Churchill
                   Tax-Free  Fund of Kentucky,  Tax-Free Fund
                   of  Colorado,  Tax-Free  Trust of  Oregon,
                   Tax-Free   Trust  of   Arizona,   Hawaiian
                   Tax-Free Trust,  and Aquila Rocky Mountain
                   Equity  Fund;  Vice  President,  Director,     $0     $10,001-$50,
                   Secretary,   and  formerly   Treasurer  of
                   Aquila Distributors,  Inc., distributor of
                   the above  funds;  President  and Chairman
                   of the Board of Trustees  of Capital  Cash
                   Management Trust ("CCMT"),  and an Officer
                   and  Trustee/Director of its predecessors;
                   President and Director of STCM  Management
                   Company,  Inc.,  sponsor  and  adviser  to
                   CCMT;  Chairman,  President and a Director
                   of InCap Management Corporation,  formerly
                   sub-adviser  and  administrator  of  Prime
                   Cash Fund and Short Term  Asset  Reserves;
                   Director of OCC Cash  Reserves,  Inc., and
                   Trustee of OCC  Accumulation  Trust,  both
                   of   which   are    open-end    investment
                   companies;   Trustee   Emeritus  of  Brown
                   University.  Oversees 10 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Wruble,      Special  Limited  Partner  (since  January $10,001 -  Over
Trustee since 2001 1999) of Odyssey Investment Partners,  LLC
Age: 59            (private   equity   investment);   General
                   Partner (since  September 1996) of Odyssey
                   Partners,     L.P.    (hedge    fund    in
                   distribution   since  1/1/97);   Board  of
                   Governing  Trustees (since August 1990) of
                   The   Jackson   Laboratory   (non-profit);
                   Trustee  (since May 1992) of Institute for
                   Advanced  Study  (educational  institute);
                   Trustee   (since  May  2000)  of  Research $50,000    $100,000
                   Foundation of AIMR  (investment  research,
                   non-profit);   formerly  Governor,  Jerome
                   Levy  Economics  Institute of Bard College
                   (economics        research)        (August
                   1990-September  2001);  Director  of Ray &
                   Berendtson,  Inc.  (executive search firm)
                   (May   2000-April   2002).   Oversees   10
                   portfolios    in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Molleur, Murphy and Zack and Ms. Feld, 498 Seventh Avenue, New York,
NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and
Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924, for Mr. Fielding, 350
Linden Oaks, Rochester, NY 14625. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                    Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,      Senior Vice President  (since January 1996) of the Manager;
Vice President and       Chairman of the  Rochester  Division of the Manager  (since
Portfolio Manager since  January   1996);   an  officer  of  9  portfolios   in  the
1996                     OppenheimerFunds  complex;  prior to joining the Manager in
Age:  53                 January  1996, he was President and a director of Rochester
                         Capital  Advisors,  Inc.  (1993 - 1995),  the Fund's  prior investment  advisor,  and of Rochester Fund Services,  Inc.
                         (1986 - 1995), the Fund's prior distributor;  President and a trustee of Limited Term New York  Municipal  Fund (1991 -
                         1995),  Oppenheimer  Convertible  Securities  Fund  (1986 -
                         1995)  and  Rochester  Fund   Municipals   (1986  -  1995);
                         President  and a director of  Rochester  Tax Managed  Fund,
                         Inc.  (1982 - 1995)  and of  Fielding  Management  Company,
                         Inc. (1982 - 1995), an investment advisor.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

John V. Murphy,        Chairman,  Chief  Executive  Officer and director (since June
President since 2001   2001) and President  (since  September  2000) of the Manager;
Age: 53                President  and a director  or  trustee  of other  Oppenheimer
                       funds;   President  and  a  director  (since  July  2001)  of
                       Oppenheimer  Acquisition  Corp. (the Manager's parent holding company) and of  Oppenheimer  Partnership  Holdings,  Inc. (a
                       holding  company  subsidiary  of  the  Manager);  a  director
                       (since November 2001) of OppenheimerFunds  Distributor,  Inc.
                       (a  subsidiary  of  the  Manager);  Chairman  and a  director
                       (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                       Shareholder   Financial   Services,   Inc.   (transfer  agent
                       subsidiaries  of  the  Manager);  President  and  a  director
                       (since  July  2001) of  OppenheimerFunds  Legacy  Program  (a charitable  trust  program  established  by the  Manager);  a director  of  the  investment  advisory  subsidiaries  of the
                       Manager:   OFI  Institutional  Asset  Management,   Inc.  and
                       Centennial  Asset  Management   Corporation  (since  November
                       2001),  HarbourView  Asset  Management  Corporation  and  OFI
                       Private  Investments,   Inc.  (since  July  2001);  President
                       (since  November 1, 2001) and a director (since July 2001) of
                       Oppenheimer  Real Asset  Management,  Inc.; a director (since
                       November  2001) of Trinity  Investment  Management  Corp. and
                       Tremont Advisers,  Inc.  (Investment  advisory  affiliates of the Manager);  Executive Vice President (since February 1997)
                       of   Massachusetts   Mutual  Life   Insurance   Company  (the
                       Manager's  parent  company);  a director (since June 1995) of
                       DLB Acquisition  Corporation (a holding company that owns the shares of David L. Babson & Company,  Inc.); formerly,  Chief
                       Operating Officer (September  2000-June 2001) of the Manager;
                       President and trustee  (November  1999-November  2001) of MML
                       Series  Investment  Fund and MassMutual  Institutional  Funds
                       (open-end  investment   companies);   a  director  (September
                       1999-August 2000) of C.M. Life Insurance Company;  President,
                       Chief Executive Officer and director  (September  1999-August
                       2000) of MML Bay State  Life  Insurance  Company;  a director
                       (June  1989-June  1998) of Emerald  Isle Bancorp and Hibernia
                       Savings  Bank (a  wholly-owned  subsidiary  of  Emerald  Isle
                       Bancorp).  Oversees  74  portfolios  in the  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian W. Wixted,       Senior Vice  President  and  Treasurer  (since March 1999) of
Treasurer, Principal   the  Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial and          Asset Management  Corporation,  Shareholder  Services,  Inc.,
Accounting Officer     Oppenheimer  Real Asset Management  Corporation,  Shareholder
since 1999             Financial Services,  Inc., Oppenheimer  Partnership Holdings,
Age: 42                Inc.,  OFI Private  Investments,  Inc.  (since  March  2000),
                       OppenheimerFunds    International    Ltd.   and   Oppenheimer
                       Millennium  Funds plc (since May 2000) and OFI  Institutional
                       Asset  Management,  Inc. (since November 2000) (offshore fund management subsidiaries of the Manager);  Treasurer and Chief
                       Financial  Officer  (since  May  2000) of  Oppenheimer  Trust
                       Company  (a  trust   company   subsidiary  of  the  Manager);
                       Assistant   Treasurer   (since  March  1999)  of  Oppenheimer
                       Acquisition Corp. and OppenheimerFunds  Legacy Program (since
                       April 2000);  formerly  Principal and Chief Operating Officer
                       (March 1995-March 1999),  Bankers Trust  Company-Mutual  Fund
                       Services  Division.  An  officer  of  90  portfolios  in  the
                       OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Connie Bechtolt,       Assistant Vice President of the Manager  (since September
Assistant Treasurer    1998); formerly Manager/Fund Accounting (September
since 2002             1994-September 1998) of the Manager. An officer of 90
Age: 39                portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Philip Vottiero,       Vice  President/Fund  Accounting of the Manager  (since March
Assistant Treasurer    2002);  formerly Vice  President/Corporate  Accounting of the
since 2002             Manager  (July  1999-March  2002) prior to which he was Chief
Age: 39                Financial  Officer at Sovlink  Corporation  (April  1996-June
                       1999).  An officer of 90 portfolios  in the  OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Zack,        Senior Vice  President  (since May 1985) and General  Counsel
Secretary since 2001   (since  February 2002) of the Manager;  General Counsel and a
Age: 54                director   (since   November   2001)   of    OppenheimerFunds
                       Distributor,  Inc.; Senior Vice President and General Counsel
                       (since  November  2001)  of  HarbourView   Asset   Management
                       Corporation;  Vice President and a director  (since  November
                       2000) of Oppenheimer Partnership Holdings,  Inc.; Senior Vice
                       President,  General  Counsel and a director  (since  November
                       2001) of Shareholder  Services,  Inc.,  Shareholder Financial
                       Services,  Inc., OFI Private Investments,  Inc.,  Oppenheimer
                       Trust Company and OFI Institutional  Asset Management,  Inc.;
                       General  Counsel (since  November  2001) of Centennial  Asset
                       Management  Corporation;  a director (since November 2001) of
                       Oppenheimer Real Asset Management,  Inc.; Assistant Secretary
                       and a  director  (since  November  2001) of  OppenheimerFunds
                       International  Ltd.; Vice President  (since November 2001) of
                       OppenheimerFunds  Legacy Program;  Secretary  (since November
                       2001)  of  Oppenheimer  Acquisition  Corp.;  formerly  Acting
                       General Counsel (November  2001-February  2002) and Associate
                       General  Counsel  (May  1981-October  2001)  of the  Manager;
                       Assistant  Secretary  of  Shareholder  Services,   Inc.  (May
                       1985-November  2001),  Shareholder  Financial Services,  Inc.
                       (November      1989-November     2001);      OppenheimerFunds
                       International  Ltd.  and  Oppenheimer  Millennium  Funds  plc
                       (October  1997-November 2001). An officer of 90 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Katherine P. Feld,     Vice  President and Senior  Counsel  (since July 1999) of the
Assistant Secretary    Manager;    Vice    President    (since    June    1990)   of
since 2001             OppenheimerFunds Distributor,  Inc.; Director, Vice President
Age: 44                and  Assistant  Secretary  (since  June  1999) of  Centennial
                       Asset Management Corporation;  Vice President (since 1997) of
                       Oppenheimer  Real  Asset  Management,   Inc.;  formerly  Vice
                       President  and   Associate   Counsel  of  the  Manager  (June
                       1990-July   1999).   An  officer  of  90  portfolios  in  the
                       OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Kathleen T. Ives,      Vice  President  and Assistant  Counsel  (since June 1998) of
Assistant Secretary    the Manager;  Vice President (since 1999) of OppenheimerFunds
since 2001             Distributor,  Inc.;  Vice  President and Assistant  Secretary
Age: 36                (since  1999)  of  Shareholder   Services,   Inc.;  Assistant
                       Secretary  (since December 2001) of  OppenheimerFunds  Legacy
                       Program and Shareholder  Financial  Services,  Inc.; formerly
                       Assistant  Vice  President  and  Assistant   Counsel  of  the
                       Manager (August  1997-June  1998);  Assistant  Counsel of the
                       Manager   (August   1994-August   1997).  An  officer  of  90
                       portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Philip T. Masterson,   Vice President and Assistant Counsel of the Manager (since
Assistant Secretary    July 1998); formerly, an associate with Davis, Graham, &
since 2002             Stubbs LLP (January 1997-June 1998). An officer of 90
Age: 38                portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Denis R. Molleur,      Vice  President and Senior Counsel of the Manager (since July
Assistant Secretary    1999);  formerly a Vice  President and  Associate  Counsel of
since 2001             the  Manager  (September  1995-July  1999).  An officer of 83
Age: 44                portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

|X|   Remuneration of Trustees. The officers of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Trustees of the
Fund received the compensation shown below from the Fund during the Fund's fiscal year ended December 31, 2002. The compensation from all 10 of the
Board III Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year 2002. The amounts shown for Mr. Cannon relate solely to Rochester Fund Municipals, Limited Term New
York Municipal Fund and Oppenheimer Convertible Securities Fund, as Mr.
Cannon serves as Trustee of those Board III Funds only.

--------------------------------------------------------------------------------
Trustee Name and         Aggregate   Retirement   Estimated         Total
                                                                Compensation
                                                    Annual        From All
                                      Benefits    Retirement     Oppenheimer
                                     Accrued as  Benefits to   Funds For Which
Other Fund                             Part of     be Paid       Individual
Position(s) (as        Compensation     Fund         Upon         Serves As
applicable)             From Fund1    Expenses   Retirement2  Trustee/Director
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas W. Courtney        $25,766      $18,588     $63,738        $103,959
Chairman and
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Cannon3              $22,760      $16,530     $16,962         $36,087
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Y. Clinton           $24,733      $14,138     $63,738         $99,793
Audit Committee
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli           $22,956      $26,761     $55,6784       $198,3865
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lacy B. Herrmann          $22,956      $5,326      $63,702         $92,626
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Wruble              $23,700      $4,459       $7,606         $95,626
Audit Committee Member
--------------------------------------------------------------------------------
1.    Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
2.    Estimated Annual Retirement Benefits to be Paid Upon Retirement is
   based on a straight life payment plan election.
3.    Compensation for Mr. Cannon was paid by Rochester Fund Municipals,
   Limited Term New York Municipal Fund and Oppenheimer Convertible
   Securities Fund only.
4.    The amount shown for Mr. Galli includes $30,689 estimated to be paid to him for serving as a trustee or director of 31 other Oppenheimer funds that are not Board III Funds.
5.    Includes $105,760 paid to Mr. Galli for serving as trustee or director of 31 other Oppenheimer funds that are not Board III Funds.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Board III Funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|   Major Shareholders. As of January 30, 2003, the only person who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares was:

      Roger W. Kirby Tr UW Gwendoline Hoguet Trust FBO Geoffrey R. Hoguet, 1
      E. 66th St. New York, NY 10021-5854, who owned 606,250.969 Class Y shares (representing 87.23%of the Class Y shares then outstanding); and

      Elizabeth N. Hoguet, 238 McLain Rd., Mount Kisco, NY 10549-4931, who
      owed 88,633.967 Class Y shares (representing 12.75%of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at http://www.sec.gov. Copies may be obtained, after
                          ------------------
paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
         -------------------
Section, Washington, D.C. 20549-0102.

      |X|   The Investment Advisory Agreement. The Manager provides
investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the
Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o     Accounting and Administrative Services. The Manager provides accounting and administrative services to the Fund pursuant to an Accounting and
Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The Accounting and Administrative Services fees paid by the Fund to the Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------
Fiscal Year        Management Fee Paid to       Accounting and Administrative
                                                    Services Fee Paid to
Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2000                $20,044,174                      $1,287,774
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001                $24,490,985                      $1,579,738
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002                $28,013,299                      $1,814,185
-------------------------------------------------------------------------------

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees, including a majority of the Independent
Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The
Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution"
refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.
The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon
recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the
Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

----------------------------------------------------------------
  Fiscal Year Ended    Total Brokerage Commissions Paid by the
        12/31                           Fund1
----------------------------------------------------------------
----------------------------------------------------------------
         2000                            None
----------------------------------------------------------------
----------------------------------------------------------------
         2001                            None
----------------------------------------------------------------
----------------------------------------------------------------
         2002                            None
----------------------------------------------------------------
        1. Amounts do not include spreads or commissions on principal amounts on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below:

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End
          Sales         Sales        on Class A     on Class B   on Class C
Year      Charges       Charges      Shares         Shares       Shares
Ended     on Class A    Retained by  Advanced by    Advanced by  Advanced by
12/31:    Shares        Distributor  Distributor1   Distributor1 Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2000     $8,466,379    $1,294,411     $528,433     $6,994,067    $711,009
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2001     $17,868,015   $2,695,893    $1,143,154   $16,428,018   $2,028,152
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2002     $15,818,044   $2,187,155    $2,632,657   $12,022,476   $1,480,192
-------------------------------------------------------------------------------
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

-------------------------------------------------------------------------------
Fiscal Year  Class A Contingent    Class B Contingent    Class C Contingent
             Deferred Sales        Deferred Sales        Deferred Sales
             Charges Retained by   Charges Retained by   Charges Retained by
Ended 12/31: Distributor           Distributor           Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002           $163,987             $3,268,897             $134,035
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after 72 months, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average annual net assets.

      |X|   Class A Service Plan. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate currently not to exceed 0.15% of the average daily net assets of Class A shares held in accounts of the service provider or their customers.

      For the fiscal year ended December 31, 2002, payments under the Plan for Class A shares totaled $6,358,728, all of which was paid by the
Distributor to recipients. That amount included $47,208 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the
Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X|   Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The types of services that recipients provide are similar to the services provided under the Class A plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are purchased, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and
         Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 12/31/02
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan   $12,746,691    $10,362,9701      $48,072,567          3.58%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan    $4,596,060    $1,693,3152       $8,694,289            1.85
---------------------------------------------------------------------------------
1.    Includes  $11,212  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $15,330  paid  to an  affiliate  of the  Distributor's  parent company.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the one-, five- and
10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement
(or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|

      Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o     Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.
It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)6 -1]
                       ---
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any
30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on
Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.
      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to  compare  the tax  effects  of income  derived from the Fund with income from taxable  investments at the tax rates  stated.  Your tax  bracket  is  determined  by your  federal  and state taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Period Ended 12/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                           (39.45% Combined
                                                               Federal/
Shares                                                  New York Tax Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      6.23%      5.93%      6.23%      5.94%       10.29%       9.79%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      5.36%       N/A       5.24%       N/A        8.86%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      5.36%       N/A       5.24%       N/A        8.86%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y      6.34%       N/A       6.35%       N/A        10.47%        N/A
--------------------------------------------------------------------------------
1. The  tax-equivalent  yield  calculation  assumes that the investor is taxed just below the highest federal income tax bracket  (currently 35%) and also assumes the 2003 combined  federal and New York State rates  (regardless of whether a switch to non-taxable  investments would cause a lower bracket to apply).

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 12/31/02
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
               Returns
            (10 Years or
           life-of-class,
Shares        if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Year            10-Year
                                                 (or life of
                                                   class)       (or life of class)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class A1   72.11%   80.70%    0.45%    5.46%    3.54%    4.55%    5.58%    6.09%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class B   29.16%2  30.13%2   -0.46%    4.50%    3.33%    3.66%    4.52%2   4.65%2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class C   30.20%3  30.20%3    3.57%    4.57%    3.66%    3.66%    4.66%3   4.66%3
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class Y     N/A    21.08%4     N/A     5.57%     N/A     7.41%4    N/A      N/A
-----------------------------------------------------------------------------------
1. Inception of Class A:      5/15/86.
2. Inception of Class B:      3/17/97.
3. Inception of Class C:      3/17/97.
4. Inception of Class Y:      4/28/00.

--------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/02
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year        10-Year
                                                            (or life of
                                                               class)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions     0.45%          3.54%          5.58%1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                   2.62%          3.95%          5.68%1
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
   1. Inception of Class A: 5/15/86

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. Lipper also publishes "Lipper Leader" awards in two categories:

o     Lipper Leaders for Consistent Return. Lipper also scores funds in their broad asset categories and in their peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, the Fund's total return adjusted for its historical downside risk but without considering sales charges.

o     Lipper Leaders for Preservation. In addition, Lipper scores funds in their peer groups, based on monthly returns, without considering sales charges, and identifies funds that had fewer and less severe negative monthly performance periods.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The
Fund is ranked among muni New York long-term funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:
|X|

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Champion Income Fund          Inc.
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Discovery Fund                Municipals

Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Bond Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select
Managers

      There is an initial sales charge
on the purchase of Class A shares of
each of the Oppenheimer funds described
above except the money market funds and
Oppenheimer Senior Floating Rate Fund.
Under certain circumstances described in
this Statement of Additional
Information, redemption proceeds of
certain money market fund shares may be
subject to a contingent deferred sales
charge.

Letters of Intent. Under a Letter of
Intent, if you purchase Class A shares
or Class A and Class B shares of the
Fund and other Oppenheimer funds during
a 13-month period, you can reduce the
sales charge rate that applies to your
purchases of Class A shares. The total
amount of your intended purchases of
both Class A and Class B shares will
determine the reduced sales charge rate
for the Class A shares purchased during
that period. You can include purchases
made up to 90 days before the date of
the Letter. Letters of Intent do not
consider Class C shares you purchase or
may have purchased.

      A Letter of Intent is an
investor's statement in writing to the
Distributor of the intention to purchase
Class A shares or Class A and Class B
shares of the Fund (and other
Oppenheimer funds) during a 13-month
period (the "Letter of Intent period").
At the investor's request, this may
include purchases made up to 90 days
prior to the date of the Letter. The
Letter states the investor's intention
to make the aggregate amount of
purchases of shares which, when added to
the investor's holdings of shares of
those funds, will equal or exceed the
amount specified in the Letter.
Purchases made by reinvestment of
dividends or distributions of capital
gains and purchases made at net asset
value without sales charge do not count
toward satisfying the amount of the
Letter.

      A Letter enables an investor to
count the Class A and Class B shares
purchased under the Letter to obtain the
reduced sales charge rate on purchases
of Class A shares of the Fund (and other
Oppenheimer funds) that applies under
the Right of Accumulation to current
purchases of Class A shares. Each
purchase of Class A shares under the
Letter will be made at the offering
price (including the sales charge) that
applies to a single lump-sum purchase of
shares in the amount intended to be
purchased under the Letter.

      In submitting a Letter, the
investor makes no commitment to purchase
shares. However, if the investor's
purchases of shares within the Letter of
Intent period, when added to the value
(at offering price) of the investor's
holdings of shares on the last day of
that period, do not equal or exceed the
intended purchase amount, the investor
agrees to pay the additional amount of
sales charge applicable to such
purchases. That amount is described in
"Terms of Escrow," below (those terms
may be amended by the Distributor from
time to time). The investor agrees that
shares equal in value to 5% of the
intended purchase amount will be held in
escrow by the Transfer Agent subject to
the Terms of Escrow. Also, the investor
agrees to be bound by the terms of the
Prospectus, this Statement of Additional
Information and the application used for
a Letter of Intent. If those terms are
amended, as they may be from time to
time by the Fund, the investor agrees to
be bound by the amended terms and that
those amendments will apply
automatically to existing Letters of
Intent.

      If the total eligible purchases
made during the Letter of Intent period
do not equal or exceed the intended
purchase amount, the concessions
previously paid to the dealer of record
for the account and the amount of sales
charge retained by the Distributor will
be adjusted to the rates applicable to
actual total purchases. If total
eligible purchases during the Letter of
Intent period exceed the intended
purchase amount and exceed the amount
needed to qualify for the next sales
charge rate reduction set forth in the
Prospectus, the sales charges paid will
be adjusted to the lower rate. That
adjustment will be made only if and when
the dealer returns to the Distributor
the excess of the amount of concessions
allowed or paid to the dealer over the
amount of concessions that apply to the
actual amount of purchases. The excess
concessions returned to the Distributor
will be used to purchase additional
shares for the investor's account at the
net asset value per share in effect on
the date of such purchase, promptly
after the Distributor's receipt thereof.

      In determining the total amount of
purchases made under a Letter, shares
redeemed by the investor prior to the
termination of the Letter of Intent
period will be deducted. It is the
responsibility of the dealer of record
and/or the investor to advise the
Distributor about the Letter in placing
any purchase orders for the investor
during the Letter of Intent period. All
of such purchases must be made through
the Distributor.

      |X|   Terms of Escrow That Apply
to Letters of Intent.

         1. Out of the initial purchase
(or subsequent purchases if necessary)
made pursuant to a Letter, shares of the
Fund equal in value up to 5% of the
intended purchase amount specified in
the Letter shall be held in escrow by
the Transfer Agent. For example, if the
intended purchase amount is $50,000, the
escrow shall be shares valued in the
amount of $2,500 (computed at the
offering price adjusted for a $50,000
purchase). Any dividends and capital
gains distributions on the escrowed
shares will be credited to the
investor's account.

         2.  If the total minimum
investment specified under the Letter is
completed within the 13-month Letter of
Intent period, the escrowed shares will
be promptly released to the investor.

         3. If, at the end of the
13-month Letter of Intent period the
total purchases pursuant to the Letter
are less than the intended purchase
amount specified in the Letter, the
investor must remit to the Distributor
an amount equal to the difference
between the dollar amount of sales
charges actually paid and the amount of
sales charges which would have been paid
if the total amount purchased had been
made at a single time. That sales charge
adjustment will apply to any shares
redeemed prior to the completion of the
Letter. If the difference in sales
charges is not paid within twenty days
after a request from the Distributor or
the dealer, the Distributor will, within
sixty days of the expiration of the
Letter, redeem the number of escrowed
shares necessary to realize such
difference in sales charges. Full and
fractional shares remaining after such
redemption will be released from escrow.
If a request is received to redeem
escrowed shares prior to the payment of
such additional sales charge, the sales
charge will be withheld from the
redemption proceeds.

         4. By signing the Letter, the
investor irrevocably constitutes and
appoints the Transfer Agent as
attorney-in-fact to surrender for
redemption any or all escrowed shares.

         5. The shares eligible for
purchase under the Letter (or the
holding of which may be counted toward
completion of a Letter) include:
(a)   Class A shares sold with a
               front-end sales charge or
               subject to a Class A
               contingent deferred sales
               charge,
(b)   Class B shares of other
               Oppenheimer funds
               acquired subject to a
               contingent deferred sales
               charge, and
(c)   Class A or Class B shares acquired
               by exchange of either (1)
               Class A shares of one of
               the other Oppenheimer
               funds that were acquired
               subject to a Class A
               initial or contingent
               deferred sales charge or
               (2) Class B shares of one
               of the other Oppenheimer
               funds that were acquired
               subject to a contingent
               deferred sales charge.

         6. Shares held in escrow
hereunder will automatically be
exchanged for shares of another fund to
which an exchange is requested, as
described in the section of the
Prospectus entitled "How to Exchange
Shares" and the escrow will be
transferred to that other fund.

Asset Builder Plans. As explained in the
Prospectus, you must initially establish
your account with $500. Subsequently,
you can establish an Asset Builder Plan
to automatically purchase additional
shares directly from a bank account for
as little as $50. For those accounts
established prior to November 1, 2002
and which have previously established
Asset Builder Plans, additional
purchases will remain at $25. Shares
purchased by Asset Builder Plan payments
from bank accounts are subject to the
redemption restrictions for recent
purchases described in the Prospectus.
Asset Builder Plans are available only
if your bank is an ACH member. Asset
Builder Plans may not be used to buy
shares for OppenheimerFunds
employer-sponsored qualified retirement
accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash
Reserves to use their fund account to
make monthly automatic purchases of
shares of up to four other Oppenheimer
funds.

      If you make payments from your
bank account to purchase shares of the
Fund, your bank account will be debited
automatically. Normally the debit will
be made two business days prior to the
investment dates you selected on your
application. Neither the Distributor,
the Transfer Agent or the Fund shall be
responsible for any delays in purchasing
shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder
payments, you should obtain a prospectus
of the selected fund(s) from your
financial advisor (or the Distributor)
and request an application from the
Distributor. Complete the application
and return it. You may change the amount
of your Asset Builder payment or you can
terminate these automatic investments at
any time by writing to the Transfer
Agent. The Transfer Agent requires a
reasonable period (approximately 10
days) after receipt of your instructions
to implement them. The Fund reserves the
right to amend, suspend or discontinue
offering Asset Builder plans at any time
without prior notice.

Cancellation of Purchase Orders.
Cancellation of purchase orders for the
Fund's shares (for example, when a
purchase check is returned to the Fund
unpaid) causes a loss to be incurred
when the net asset values of the Fund's
shares on the cancellation date is less
than on the purchase date. That loss is
equal to the amount of the decline in
the net asset value per share multiplied
by the number of shares in the purchase
order. The investor is responsible for
that loss. If the investor fails to
compensate the Fund for the loss, the
Distributor will do so. The Fund may
reimburse the Distributor for that
amount by redeeming shares from any
account registered in that investor's
name, or the Fund or the Distributor may
seek other redress.

Classes of Shares. Each class of shares
of the Fund represents an interest in
the same portfolio of investments of the
Fund. However, each class has different
shareholder privileges and features. The
net income attributable to Class B or
Class C shares and the dividends payable
on Class B or Class C shares will be
reduced by incremental expenses borne
solely by that class. Those expenses
include the asset-based sales charges to
which Class B and Class C are subject.

      The availability of different
classes of shares permits an investor to
choose the method of purchasing shares
that is more appropriate for the
investor. That may depend on the amount
of the purchase, the length of time the
investor expects to hold shares, and
other relevant circumstances. Class A
shares normally are sold subject to an
initial sales charge. While Class B and
Class C shares have no initial sales
charge, the purpose of the deferred
sales charge and asset-based sales
charge on Class B and Class C shares is
the same as that of the initial sales
charge on Class A shares - to compensate
the Distributor and brokers, dealers and
financial institutions that sell shares
of the Fund. A salesperson who is
entitled to receive compensation from
his or her firm for selling Fund shares
may receive different levels of
compensation for selling one class of
shares rather than another.

      The Distributor will not accept
any order in the amount of $500,000 or
more for Class B shares or $1 million or
more for Class C shares on behalf of a
single investor (not including dealer
"street name" or omnibus accounts). That
is because generally it will be more
advantageous for that investor to
purchase Class A shares of the Fund.

      |X|   Class B Conversion. Under
current interpretations of applicable
federal income tax law by the Internal
Revenue Service, the conversion of Class
B shares to Class A shares after six
years is not treated as a taxable event
for the shareholder. If those laws or
the IRS interpretation of those laws
should change, the automatic conversion
feature may be suspended. In that event,
no further conversions of Class B shares
would occur while that suspension
remained in effect. Although Class B
shares could then be exchanged for Class
A shares on the basis of relative net
asset value of the two classes, without
the imposition of a sales charge or fee,
such exchange could constitute a taxable
event for the shareholder, and absent
such exchange, Class B shares might
continue to be subject to the
asset-based sales charge for longer than
six years.

      |X|   Allocation of Expenses. The
Fund pays expenses related to its daily
operations, such as custodian fees,
Trustees' fees, transfer agency fees,
legal fees and auditing costs. Those
expenses are paid out of the Fund's
assets and are not paid directly by
shareholders. However, those expenses
reduce the net asset values of shares,
and therefore are indirectly borne by
shareholders through their investment.

      The methodology for calculating
the net asset value, dividends and
distributions of the Fund's share
classes recognizes two types of
expenses. General expenses that do not
pertain specifically to any one class
are allocated pro rata to the shares of
all classes. The allocation is based on
the percentage of the Fund's total
assets that is represented by the assets
of each class, and then equally to each
outstanding share within a given class.
Such general expenses include management
fees, legal, bookkeeping and audit fees,
printing and mailing costs of
shareholder reports, Prospectuses,
Statements of Additional Information and
other materials for current
shareholders, fees to unaffiliated
Trustees, custodian expenses, share
issuance costs, organization and
start-up costs, interest, taxes and
brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly
attributable to a particular class are
allocated equally to each outstanding
share within that class. Examples of
such expenses include distribution and
service plan (12b-1) fees, transfer and
shareholder servicing agent fees and
expenses and shareholder meeting
expenses (to the extent that such
expenses pertain only to a specific
class).

Account Fees. As stated in the
Prospectus, a $12 annual fee is assessed
on any account valued at less than $500.
This fee will not be assessed on the
following accounts:
o     Accounts that have balances below
         $500 due to the automatic
         conversion of shares from Class
         B to Class A shares;
o     Accounts with an active Asset
         Builder Plan, payroll deduction
         plan or a military allotment
         plan;
o     OppenheimerFunds-sponsored group
         retirement accounts that are
         making continuing purchases;
o     Certain accounts held by
         broker-dealers through the
         National Securities Clearing
         Corporation; and
o     Accounts that fall below the $500
         threshold due solely to market
         fluctuations within the
         12-month period preceding the
         date the fee is deducted.

      The fee is automatically deducted
from qualifying accounts annually on or
about the second to last business day of
September. This annual fee is waived for
any shareholders who elect to access
their account documents through
electronic document delivery rather than
in paper copy and who elect to utilize
the Internet or PhoneLink as their
primary source for their general
servicing needs.  To sign up to access
account documents electronically via
eDocs Direct, please visit the Service
Center on our website at
www.oppenheimerfunds.com or call
------------------------
1.888.470.0862 for instructions.

Determination of Net Asset Values Per
Share. The net asset values per share of
each class of shares of the Fund are
determined as of the close of business
of the Exchange on each day that the
Exchange is open. The calculation is
done by dividing the value of the Fund's
net assets attributable to a class by
the number of shares of that class that
are outstanding. The Exchange normally
closes at 4:00 P.M., Eastern time, but
may close earlier on some other days
(for example, in case of weather
emergencies or on days falling before a
U.S. holiday).  All references to time
in this Statement of Additional
Information mean "Eastern time." The
Exchange's most recent annual
announcement (which is subject to
change) states that it will close on New
Year's Day, Presidents' Day, Martin
Luther King, Jr. Day, Good Friday,
Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas
Day.  It may also close on other days.

      Dealers other than Exchange
members may conduct trading in municipal
securities on days on which the Exchange
is closed (including weekends and
holidays) or after 4:00 P.M. on a
regular business day. Because the Fund's
net asset values will not be calculated
on those days, the Fund's net asset
values per share may be significantly
affected on such days when shareholders
may not purchase or redeem shares.

      |X|   Securities Valuation. The
Fund's Board of Trustees has established
procedures for the valuation of the
Fund's securities. In general those
procedures are as follows:

o     Long-term debt securities having a
remaining maturity in excess of 60 days
are valued based on the mean between the
"bid" and "asked" prices determined by a
portfolio pricing service approved by
the Fund's Board of Trustees or obtained
by the Manager from two active market
makers in the security on the basis of
reasonable inquiry.
o     The following securities are
valued at the mean between the "bid" and
"asked" prices determined by a pricing
service approved by the Fund's Board of
Trustees or obtained by the Manager from
two active market makers in the security
on the basis of reasonable inquiry:
(1)   debt instruments that have a
               maturity of more than 397
               days when issued,
(2)   debt instruments that had a
               maturity of 397 days or
               less when issued and have
               a remaining maturity of
               more than 60 days, and
(3)   non-money market debt instruments
               that had a maturity of
               397 days or less when
               issued and which have a
               remaining maturity of 60
               days or less.
o     The following securities are
valued at cost, adjusted for
amortization of premiums and accretion
of discounts:
(1)   money market debt securities held
               by a non-money market
               fund that had a maturity
               of less than 397 days
               when issued that have a
               remaining maturity of 60
               days or less, and
(2)   debt instruments held by a money
               market fund that have a
               remaining maturity of 397
               days or less.
o     Securities (including restricted
securities) not having readily-available
market quotations are valued at fair
value determined under the Board's
procedures.

      If the Manager is unable to locate
two market makers willing to give
quotes, a security may be priced at the
mean between the "bid" and "asked"
prices provided by a single active
market maker (which in certain cases may
be the "bid" price if no "asked" price
is available).

      In the case of municipal
securities, when last sale information
is not generally available, the Manager
may use pricing services approved by the
Board of Trustees. The pricing service
may use "matrix" comparisons to the
prices for comparable instruments on the
basis of quality, yield and maturity.
Other special factors may be involved
(such as the tax-exempt status of the
interest paid by municipal securities).
The Manager will monitor the accuracy of
the pricing services. That monitoring
may include comparing prices used for
portfolio valuation to actual sales
prices of selected securities.

      Puts and calls are valued at the
last sale price on the principal
exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by
a pricing service approved by the Board
of Trustees or by the Manager. If there
were no sales that day, they shall be
valued at the last sale price on the
preceding trading day if it is within
the spread of the closing "bid" and
"asked" prices on the principal exchange
or on Nasdaq on the valuation date. If
not, the value shall be the closing bid
price on the principal exchange or on
Nasdaq on the valuation date. If the put
or call is not traded on an exchange or
on Nasdaq, it shall be valued by the
mean between "bid" and "asked" prices
obtained by the Manager from two active
market makers. In certain cases that may
be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an
amount equal to the premium received is
included in the Fund's Statement of
Assets and Liabilities as an asset. An
equivalent credit is included in the
liability section. The credit is
adjusted ("marked-to-market") to reflect
the current market value of the option.
In determining the Fund's gain on
investments, if a call written by the
Fund is exercised, the proceeds are
increased by the premium received. If a
call written by the Fund expires, the
Fund has a gain in the amount of the
premium. If the Fund enters into a
closing purchase transaction, it will
have a gain or loss, depending on
whether the premium received was more or
less than the cost of the closing
transaction. If the Fund exercises a put
it holds, the amount the Fund receives
on its sale of the underlying investment
is reduced by the amount of premium paid
by the Fund.

How to Sell Shares

The information below supplements the
terms and conditions for redeeming
shares set forth in the Prospectus.

Checkwriting. When a check is presented
to United Missouri Bank (the "Bank") for
clearance, the Bank will ask the Fund to
redeem a sufficient number of full and
fractional shares in the shareholder's
account to cover the amount of the
check. This enables the shareholder to
continue receiving dividends on those
shares until the check is presented to
the Fund. Checks may not be presented
for payment at the offices of the Bank
or the Fund's custodian. This limitation
does not affect the use of checks for
the payment of bills or to obtain cash
at other banks. The Fund reserves the
right to amend, suspend or discontinue
offering checkwriting privileges at any
time.  The Fund will provide you notice
whenever it is required to do so by
applicable law.

      In choosing to take advantage of
the Checkwriting privilege, by signing
the account application or by completing
a Checkwriting card, each individual who
signs:
(1)   for individual accounts,
           represents that they are the
           registered owner(s) of the
           shares of the Fund in that
           account;
(2)   for accounts for corporations,
           partnerships, trusts and
           other entities, represents
           that they are an officer,
           general partner, trustee or
           other fiduciary or agent, as
           applicable, duly authorized
           to act on behalf of the
           registered owner(s);
(3)   authorizes the Fund, its Transfer
           Agent and any bank through
           which the Fund's drafts
           (checks) are payable to pay
           all checks drawn on the Fund
           account of such person(s) and
           to redeem a sufficient amount
           of shares from that account
           to cover payment of each
           check;
(4)   specifically acknowledges that if
           they choose to permit checks
           to be honored if there is a
           single signature on checks
           drawn against joint accounts,
           or accounts for corporations,
           partnerships, trusts or other
           entities, the signature of
           any one signatory on a check
           will be sufficient to
           authorize payment of that
           check and redemption from the
           account, even if that account
           is registered in the names of
           more than one person or more
           than one authorized signature
           appears on the Checkwriting
           card or the application, as
           applicable;
(5)   understands that the Checkwriting
           privilege may be terminated
           or amended at any time by the
           Fund and/or the Fund's bank;
           and
(6)   acknowledges and agrees that
           neither the Fund nor its bank
           shall incur any liability for
           that amendment or termination
           of checkwriting privileges or
           for redeeming shares to pay
           checks reasonably believed by
           them to be genuine, or for
           returning or not paying
           checks that have not been
           accepted for any reason.

Sending Redemption Proceeds by Federal
Funds Wire. The Federal Funds wire of
redemption proceeds may be delayed if
the Fund's custodian bank is not open
for business on a day when the Fund
would normally authorize the wire to be
made, which is usually the Fund's next
regular business day following the
redemption. In those circumstances, the
wire will not be transmitted until the
next bank business day on which the Fund
is open for business. No dividends will
be paid on the proceeds of redeemed
shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six
months of a redemption, a shareholder
may reinvest all or part of the
redemption proceeds of:
o     Class A shares purchased subject
         to an initial sales charge or
         Class A shares on which a
         contingent deferred sales
         charge was paid, or
o     Class B shares that were subject
         to the Class B contingent
         deferred sales charge when
         redeemed.

      The reinvestment may be made
without sales charge only in Class A
shares of the Fund or any of the other
Oppenheimer funds into which shares of
the Fund are exchangeable as described
in "How to Exchange Shares" below.
Reinvestment will be at the net asset
value next computed after the Transfer
Agent receives the reinvestment order.
The shareholder must ask the Transfer
Agent for that privilege at the time of
reinvestment. This privilege does not
apply to Class C or Class Y shares. The
Fund may amend, suspend or cease
offering this reinvestment privilege at
any time as to shares redeemed after the
date of such amendment, suspension or
cessation.

      Any capital gain that was realized
when the shares were redeemed is
taxable, and reinvestment will not alter
any capital gains tax payable on that
gain. If there has been a capital loss
on the redemption, some or all of the
loss may not be tax deductible,
depending on the timing and amount of
the reinvestment. Under the Internal
Revenue Code, if the redemption proceeds
of Fund shares on which a sales charge
was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds
within 90 days of payment of the sales
charge, the shareholder's basis in the
shares of the Fund that were redeemed
may not include the amount of the sales
charge paid. That would reduce the loss
or increase the gain recognized from the
redemption. However, in that case the
sales charge would be added to the basis
of the shares acquired by the
reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus
states that payment for shares tendered
for redemption is ordinarily made in
cash. However, under certain
circumstances, the Board of Trustees of
the Fund may determine that it would be
detrimental to the best interests of the
remaining shareholders of the Fund to
make payment of a redemption order
wholly or partly in cash. In that case,
the Fund may pay the redemption proceeds
in whole or in part by a distribution
"in kind" of liquid securities from the
portfolio of the Fund, in lieu of cash.

      The Fund has elected to be
governed by Rule 18f-1 under the
Investment Company Act. Under that rule,
the Fund is obligated to redeem shares
solely in cash up to the lesser of
$250,000 or 1% of the net assets of the
Fund during any 90-day period for any
one shareholder. If shares are redeemed
in kind, the redeeming shareholder might
incur brokerage or other costs in
selling the securities for cash. The
Fund will value securities used to pay
redemptions in kind using the same
method the Fund uses to value its
portfolio securities described above
under "Determination of Net Asset Values
Per Share." That valuation will be made
as of the time the redemption price is
determined.

Involuntary Redemptions. The Fund's
Board of Trustees has the right to cause
the involuntary redemption of the shares
held in any account if the aggregate net
asset value of those shares is less than
$200 or such lesser amount as the Board
may fix. The Board of Trustees will not
cause the involuntary redemption of
shares in an account if the aggregate
net asset value of such shares has
fallen below the stated minimum solely
as a result of market fluctuations. If
the Board exercises this right, it may
also fix the requirements for any notice
to be given to the shareholders in
question (not less than 30 days). The
Board may alternatively set requirements
for the shareholder to increase the
investment, or set other terms and
conditions so that the shares would not
be involuntarily redeemed.

Transfers of Shares. A transfer of
shares to a different registration is
not an event that triggers the payment
of sales charges. Therefore, shares are
not subject to the payment of a
contingent deferred sales charge of any
class at the time of transfer to the
name of another person or entity. It
does not matter whether the transfer
occurs by absolute assignment, gift or
bequest, as long as it does not involve,
directly or indirectly, a public sale of
the shares. When shares subject to a
contingent deferred sales charge are
transferred, the transferred shares will
remain subject to the contingent
deferred sales charge. It will be
calculated as if the transferee
shareholder had acquired the transferred
shares in the same manner and at the
same time as the transferring
shareholder.

      If less than all shares held in an
account are transferred, and some but
not all shares in the account would be
subject to a contingent deferred sales
charge if redeemed at the time of
transfer, the priorities described in
the Prospectus under "How to Buy Shares"
for the imposition of the Class B or
Class C contingent deferred sales charge
will be followed in determining the
order in which shares are transferred.

Special Arrangements for Repurchase of
Shares from Dealers and Brokers. The
Distributor is the Fund's agent to
repurchase its shares from authorized
dealers or brokers on behalf of their
customers. Shareholders should contact
their broker or dealer to arrange this
type of redemption. The repurchase price
per share will be the net asset value
next computed after the Distributor
receives an order placed by the dealer
or broker. However, if the Distributor
receives a repurchase order from a
dealer or broker after the close of the
Exchange on a regular business day, it
will be processed at that day's net
asset value if the order was received by
the dealer or broker from its customers
prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00
P.M., but may do so earlier on some
days. Additionally, the order must have
been transmitted to and received by the
Distributor prior to its close of
business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed
by a broker-dealer under this procedure,
payment will be made within three
business days after the shares have been
redeemed upon the Distributor's receipt
of the required redemption documents in
proper form. The signature(s) of the
registered owners on the redemption
documents must be guaranteed as
described in the Prospectus.

Automatic Withdrawal and Exchange Plans.
Investors owning shares of the Fund
valued at $5,000 or more can authorize
the Transfer Agent to redeem shares
(having a value of at least $50)
automatically on a monthly, quarterly,
semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will
be redeemed three business days prior to
the date requested by the shareholder
for receipt of the payment. Automatic
withdrawals of up to $1,500 per month
may be requested by telephone if
payments are to be made by check payable
to all shareholders of record. Payments
must also be sent to the address of
record for the account and the address
must not have been changed within the
prior 30 days. Required minimum
distributions from
OppenheimerFunds-sponsored retirement
plans may not be arranged on this
basis.

      Payments are normally made by
check, but shareholders having
AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic
Withdrawal Plan payments transferred to
the bank account designated on the
account application or by
signature-guaranteed instructions sent
to the Transfer Agent. Shares are
normally redeemed pursuant to an
Automatic Withdrawal Plan three business
days before the payment transmittal date
you select in the account application.
If a contingent deferred sales charge
applies to the redemption, the amount of
the check or payment will be reduced
accordingly.

      The Fund cannot guarantee receipt
of a payment on the date requested. The
Fund reserves the right to amend,
suspend or discontinue offering these
plans at any time without prior notice.
Because of the sales charge assessed on
Class A share purchases, shareholders
should not make regular additional Class
A share purchases while participating in
an Automatic Withdrawal Plan. Class B
and Class C shareholders should not
establish automatic withdrawal plans,
because of the potential imposition of
the contingent deferred sales charge on
such withdrawals (except where the
contingent deferred sales charge is
waived as described in Appendix C to
this Statement of Additional
Information).

      By requesting an Automatic
Withdrawal or Exchange Plan, the
shareholder agrees to the terms and
conditions that apply to such plans, as
stated below. These provisions may be
amended from time to time by the Fund
and/or the Distributor. When adopted,
any amendments will automatically apply
to existing Plans.

      |X|   Automatic Exchange Plans.
Shareholders can authorize the Transfer
Agent to exchange a pre-determined
amount of shares of the Fund for shares
(of the same class) of other Oppenheimer
funds automatically on a monthly,
quarterly, semi-annual or annual basis
under an Automatic Exchange Plan. The
minimum amount that may be exchanged to
each other fund account is $50.
Instructions should be provided on the
OppenheimerFunds Application or
signature-guaranteed instructions.
Exchanges made under these plans are
subject to the restrictions that apply
to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and
below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans.
Fund shares will be redeemed as
necessary to meet withdrawal payments.
Shares acquired without a sales charge
will be redeemed first. Shares acquired
with reinvested dividends and capital
gains distributions will be redeemed
next, followed by shares acquired with a
sales charge, to the extent necessary to
make withdrawal payments. Depending upon
the amount withdrawn, the investor's
principal may be depleted. Payments made
under these plans should not be
considered as a yield or income on your
investment.

      The Transfer Agent will administer
the investor's Automatic Withdrawal Plan
as agent for the shareholder(s) (the
"Planholder") who executed the Plan
authorization and application submitted
to the Transfer Agent. Neither the Fund
nor the Transfer Agent shall incur any
liability to the Planholder for any
action taken or not taken by the
Transfer Agent in good faith to
administer the Plan. Share certificates
will not be issued for shares of the
Fund purchased for and held under the
Plan, but the Transfer Agent will credit
all such shares to the account of the
Planholder on the records of the Fund.
Any share certificates held by a
Planholder may be surrendered unendorsed
to the Transfer Agent with the Plan
application so that the shares
represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic
Withdrawal Plans, distributions of
capital gains must be reinvested in
shares of the Fund, which will be done
at net asset value without a sales
charge. Dividends on shares held in the
account may be paid in cash or
reinvested.

      Shares will be redeemed to make
withdrawal payments at the net asset
value per share determined on the
redemption date. Checks or AccountLink
payments representing the proceeds of
Plan withdrawals will normally be
transmitted three business days prior to
the date selected for receipt of the
payment, according to the choice
specified in writing by the Planholder.
Receipt of payment on the date selected
cannot be guaranteed.

      The amount and the interval of
disbursement payments and the address to
which checks are to be mailed or
AccountLink payments are to be sent may
be changed at any time by the Planholder
by writing to the Transfer Agent. The
Planholder should allow at least two
weeks' time after mailing such
notification for the requested change to
be put in effect. The Planholder may, at
any time, instruct the Transfer Agent by
written notice to redeem all, or any
part of, the shares held under the Plan.
That notice must be in proper form in
accordance with the requirements of the
then-current Prospectus of the Fund. In
that case, the Transfer Agent will
redeem the number of shares requested at
the net asset value per share in effect
and will mail a check for the proceeds
to the Planholder.

      The Planholder may terminate a
Plan at any time by writing to the
Transfer Agent. The Fund may also give
directions to the Transfer Agent to
terminate a Plan. The Transfer Agent
will also terminate a Plan upon its
receipt of evidence satisfactory to it
that the Planholder has died or is
legally incapacitated. Upon termination
of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed
will be held in uncertificated form in
the name of the Planholder. The account
will continue as a
dividend-reinvestment, uncertificated
account unless and until proper
instructions are received from the
Planholder, his or her executor or
guardian, or another authorized person.

      To use shares held under the Plan
as collateral for a debt, the Planholder
may request issuance of a portion of the
shares in certificated form. Upon
written request from the Planholder, the
Transfer Agent will determine the number
of shares for which a certificate may be
issued without causing the withdrawal
checks to stop. However, should such
uncertificated shares become exhausted,
Plan withdrawals will terminate.

      If the Transfer Agent ceases to
act as transfer agent for the Fund, the
Planholder will be deemed to have
appointed any successor transfer agent
to act as agent in administering the
Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a
particular class of Oppenheimer funds
having more than one class of shares may
be exchanged only for shares of the same
class of other Oppenheimer funds. Shares
of Oppenheimer funds that have a single
class without a class designation are
deemed "Class A" shares for this
purpose. You can obtain a current list
showing which funds offer which classes
of shares by calling the Distributor.

o     All of the Oppenheimer funds
      currently offer Class A, B, C, N
      and Y shares with the following
      exceptions:

      The following funds only offer
Class A shares:
Centennial America Fund, L.P.             Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York           Oppenheimer Pennsylvania Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Limited Term Municipal Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Municipal Bond Fund         Limited Term New York Municipal
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Rochester Fund Municipals

      The following funds do not offer Class Y shares:

      Oppenheimer AMT-Free New York          Oppenheimer Limited Term Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund        Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves              Oppenheimer Pennsylvania Municipal
                                             Fund
      Oppenheimer Champion Income Fund       Oppenheimer Quest Capital Value Fund,
                                             Inc.
      Oppenheimer Convertible Securities     Oppenheimer Quest Global Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Rochester National
      Fund                                   Municipals
      Oppenheimer Developing Markets Fund    Oppenheimer Senior Floating Rate Fund
      Oppenheimer Gold & Special Minerals    Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund  Limited Term New York Municipal Fund
      Oppenheimer International Small
      Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund
      and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.
      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares.
Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue
Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the
Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.
To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from
New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from
New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New
York City general corporation tax for corporate shareholders of the Fund.
Additionally, certain distributions paid to corporate shareholders of the
Fund may be includable in income subject to the New York alternative minimum tax.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends (not including
"exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid
                        -
to any shareholder (1) who has failed to provide a correct taxpayer
                                                   -------
identification number or to properly certify that number when required, (2)
who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an
"exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S.  tax law,  taxation of a  shareholder who is a foreign person (to include,  but not limited to, a nonresident  alien individual,  a foreign trust, a foreign estate,  a foreign  corporation,  or a foreign partnership)  primarily depends on whether the foreign person's income from the Fund is  effectively  connected  with the conduct of a U.S.  trade or
business.   Typically,   ordinary   income   dividends   paid  (not  including
exempt-interest  dividends  paid  by the  Fund)  from a  mutual  fund  are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary income dividends
(not including "exempt-interest dividends"), capital gains distributions
(including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Rochester Fund Municipals:
We have audited the accompanying statement of assets and liabilities of
Rochester Fund Municipals, including the statement of investments, as of
December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended
December 31, 1999, were audited by other auditors whose report dated January
24, 2000, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Rochester Fund Municipals as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
January 23, 2003

STATEMENT OF INVESTMENTS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--100.5%
---------------------------------------------------------------------------------------------------------------------------
 New York--91.0%
  $   40,001   Albany County IDA (Upper Hudson Library)                           8.750%    05/01/2007    $        40,056
---------------------------------------------------------------------------------------------------------------------------
     955,000   Albany County IDA (Upper Hudson Library)                           8.750     05/01/2022            961,274
---------------------------------------------------------------------------------------------------------------------------
     620,000   Albany Hsg. Authority (Lark Drive)                                 5.500     12/01/2028            638,116
---------------------------------------------------------------------------------------------------------------------------
   1,420,000   Albany IDA (Albany Medical Center)                                 6.000     05/01/2019          1,262,692
---------------------------------------------------------------------------------------------------------------------------
   2,460,000   Albany IDA (Albany Medical Center)                                 6.000     05/01/2029          2,080,397
---------------------------------------------------------------------------------------------------------------------------
     875,000   Albany IDA (Albany Medical Center)                                 8.250     08/01/2004            885,185
---------------------------------------------------------------------------------------------------------------------------
     400,000   Albany IDA (Albany Municipal Golf Course Clubhouse)                7.500     05/01/2012            409,396
---------------------------------------------------------------------------------------------------------------------------
     955,000   Albany IDA (Albany Rehab.)                                         8.375     06/01/2023            995,377
---------------------------------------------------------------------------------------------------------------------------
   4,005,000   Albany IDA (Charitable Leadership)                                 5.750     07/01/2026          4,060,149
---------------------------------------------------------------------------------------------------------------------------
   2,660,000   Albany IDA (Daughters of Sarah Nursing Home)                       5.250     10/20/2021          2,778,636
---------------------------------------------------------------------------------------------------------------------------
   3,730,000   Albany IDA (Daughters of Sarah Nursing Home)                       5.375     10/20/2030          3,890,315
---------------------------------------------------------------------------------------------------------------------------
   1,670,000   Albany IDA (MARA Mansion Rehab.)                                   6.500     02/01/2023          1,671,637
---------------------------------------------------------------------------------------------------------------------------
   1,395,000   Albany IDA (Port of Albany)                                        7.250     02/01/2024          1,426,122
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Albany IDA (Sage Colleges)                                         5.250     04/01/2019          1,287,017
---------------------------------------------------------------------------------------------------------------------------
   1,760,000   Albany IDA (Sage Colleges)                                         5.300     04/01/2029          1,724,413
---------------------------------------------------------------------------------------------------------------------------
     125,000   Albany IDA (University Heights-Albany Pharmacy)                    6.750     12/01/2029            142,831
---------------------------------------------------------------------------------------------------------------------------
   1,770,000   Albany Parking Authority                                           0.000 Z   11/01/2017            860,096
---------------------------------------------------------------------------------------------------------------------------
   2,510,000   Albany Parking Authority                                           5.625     07/15/2020          2,617,152
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Albany Parking Authority                                           5.625     07/15/2025          2,053,400
---------------------------------------------------------------------------------------------------------------------------
   2,010,000   Allegany County IDA (Cuba Memorial Hospital) a,b,d                 6.500     11/01/2009          1,044,115
---------------------------------------------------------------------------------------------------------------------------
   4,230,000   Allegany County IDA (Cuba Memorial Hospital) a,b,d                 7.250     11/01/2019          2,142,537
---------------------------------------------------------------------------------------------------------------------------
   4,250,000   Allegany County IDA (Houghton College)                             5.250     01/15/2018          4,338,825
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Allegany County IDA (Houghton College)                             5.250     01/15/2024          5,667,567
---------------------------------------------------------------------------------------------------------------------------
     920,000   Amherst IDA (Asbury Pointe)                                        5.800     02/01/2015            864,920
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Amherst IDA (Asbury Pointe)                                        6.000     02/01/2029          2,569,440
---------------------------------------------------------------------------------------------------------------------------
   2,880,000   Amherst IDA (Daemen College)                                       6.000     10/01/2021          2,968,301
---------------------------------------------------------------------------------------------------------------------------
  10,570,000   Amherst IDA (Daemen College)                                       6.125     10/01/2031         10,869,765
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Appleridge Retirement Community                                    5.750     09/01/2041          3,226,770
---------------------------------------------------------------------------------------------------------------------------
   1,165,000   Babylon IDA (WWH Ambulance)                                        7.375     09/15/2008          1,211,600
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   Battery Park City Authority                                        5.250     11/01/2017          1,767,045
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Battery Park City Authority                                        5.500     11/01/2026          2,115,280
---------------------------------------------------------------------------------------------------------------------------
     720,000   Battery Park City Authority                                       10.000     06/01/2023            723,823
---------------------------------------------------------------------------------------------------------------------------
   1,385,000   Bayshore HDC                                                       7.500     02/01/2023          1,401,551
---------------------------------------------------------------------------------------------------------------------------
     415,000   Beacon IDA (Craig House) b,d                                       9.000     07/01/2011            319,832
---------------------------------------------------------------------------------------------------------------------------
     755,000   Bethany Retirement Home                                            7.450     02/01/2024            833,505
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   Blauvelt Volunteer Fire Company                                    6.250     10/15/2017          1,029,525
---------------------------------------------------------------------------------------------------------------------------
      45,000   Bleeker Terrace HDC                                                8.350     07/01/2004             45,399
---------------------------------------------------------------------------------------------------------------------------
     900,000   Bleeker Terrace HDC                                                8.750     07/01/2007            909,369
---------------------------------------------------------------------------------------------------------------------------
     580,000   Brookhaven IDA (Brookhaven Memorial Hospital)                      8.250     11/15/2030            598,461
---------------------------------------------------------------------------------------------------------------------------
   7,005,000   Brookhaven IDA (Dowling College)                                   6.750     03/01/2023          6,597,099
---------------------------------------------------------------------------------------------------------------------------
     490,000   Brookhaven IDA (Farber) a                                          3.188 v   12/01/2004            489,510
---------------------------------------------------------------------------------------------------------------------------
     185,000   Brookhaven IDA (Interdisciplinary School)                          8.500     12/01/2004            188,826
---------------------------------------------------------------------------------------------------------------------------
   3,220,000   Brookhaven IDA (Interdisciplinary School)                          9.500     12/01/2019          3,399,161
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   Brookhaven IDA (St. Joseph's College)                              6.000     12/01/2020          1,313,362

                         10 | ROCHESTER FUND MUNICIPALS
   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,425,000   Brookhaven IDA (Stony Brook Foundation)                            6.500%    11/01/2020      $   2,480,896
---------------------------------------------------------------------------------------------------------------------------
     880,000   Brookhaven IDA (TDS Realty)                                        6.550     12/01/2019            945,349
---------------------------------------------------------------------------------------------------------------------------
     560,000   Brookhaven IDA (United Baking Company)                             8.750     12/01/2011            568,137
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   Brookhaven IDA (United Baking Company)                             8.750     12/01/2030          3,289,442
---------------------------------------------------------------------------------------------------------------------------
   3,615,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030          1,446,000
---------------------------------------------------------------------------------------------------------------------------
   3,185,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              6,370
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              6,590
---------------------------------------------------------------------------------------------------------------------------
   4,715,000   Canandaigua Recreation Devel. Corp. (Roseland Water Park) a,b,d    8.750     11/01/2030              9,430
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Canton Human Services Initiatives                                  5.700     09/01/2024          1,030,140
---------------------------------------------------------------------------------------------------------------------------
   1,260,000   Canton Human Services Initiatives                                  5.750     09/01/2032          1,297,876
---------------------------------------------------------------------------------------------------------------------------
     600,000   Capital District Youth Center                                      6.000     02/01/2017            649,890
---------------------------------------------------------------------------------------------------------------------------
     500,000   Carnegie Redevelopment Corp. a                                     7.000     09/01/2021            506,185
---------------------------------------------------------------------------------------------------------------------------
   1,430,000   Cattaraugus County IDA (Cherry Creek)                              9.800     09/01/2010          1,447,560
---------------------------------------------------------------------------------------------------------------------------
     570,000   Cattaraugus County IDA (Jamestown Community College)               6.400     07/01/2019            616,421
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Cattaraugus County IDA (Jamestown Community College)               6.500     07/01/2030          1,075,910
---------------------------------------------------------------------------------------------------------------------------
   4,360,000   Cattaraugus County IDA (Olean General Hospital)                    5.250     08/01/2023          4,407,350
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Cattaraugus County IDA (St. Bonaventure University)                5.450     09/15/2019          1,502,738
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   Chautauqua County IDA (Jamestown Community College)                5.250     08/01/2028          2,948,459
---------------------------------------------------------------------------------------------------------------------------
   1,160,000   Chautauqua County IDA (Jamestown Devel. Corp.)                     7.125     11/01/2008          1,204,718
---------------------------------------------------------------------------------------------------------------------------
   3,395,000   Chautauqua County IDA (Jamestown Devel. Corp.)                     7.125     11/01/2018          3,525,334
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Chautauqua County Tobacco Asset Securitization Corp.               6.750     07/01/2040          2,701,000
---------------------------------------------------------------------------------------------------------------------------
   8,145,000   Chemung County IDA (St. Joseph's Hospital)                         6.000     01/01/2013          7,588,371
---------------------------------------------------------------------------------------------------------------------------
   8,435,000   Chemung County IDA (St. Joseph's Hospital)                         6.350     01/01/2013          8,068,668
---------------------------------------------------------------------------------------------------------------------------
   4,910,000   Chemung County IDA (St. Joseph's Hospital)                         6.500     01/01/2019          4,582,159
---------------------------------------------------------------------------------------------------------------------------
   1,960,000   Clifton Springs Hospital & Clinic                                  7.650     01/01/2012          1,961,862
---------------------------------------------------------------------------------------------------------------------------
   3,345,000   Clifton Springs Hospital & Clinic                                  8.000     01/01/2020          3,348,679
---------------------------------------------------------------------------------------------------------------------------
      35,000   Cohoes GO                                                          6.200     03/15/2012             37,060
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.200     03/15/2013             26,365
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2014             26,246
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2015             26,112
---------------------------------------------------------------------------------------------------------------------------
      25,000   Cohoes GO                                                          6.250     03/15/2016             25,992
---------------------------------------------------------------------------------------------------------------------------
     295,000   Columbia County IDA (ARC)                                          7.750     06/01/2005            302,307
---------------------------------------------------------------------------------------------------------------------------
   2,650,000   Columbia County IDA (ARC)                                          8.650     06/01/2018          2,746,592
---------------------------------------------------------------------------------------------------------------------------
     230,000   Columbia County IDA (Berkshire Farms)                              6.900     12/15/2004            234,699
---------------------------------------------------------------------------------------------------------------------------
   1,855,000   Columbia County IDA (Berkshire Farms)                              7.500     12/15/2014          1,927,827
---------------------------------------------------------------------------------------------------------------------------
   3,300,000   Corinth IDA (International Paper Company)                          5.750     02/01/2022          3,335,541
---------------------------------------------------------------------------------------------------------------------------
   5,370,000   Cortland County IDA (Cortland Memorial Hospital)                   5.250     07/01/2032          5,428,318
---------------------------------------------------------------------------------------------------------------------------
     120,000   Dutchess County IDA (Bard College)                                 5.750     08/01/2030            127,807
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   Dutchess County IDA (Bard College)                                 7.000     11/01/2017          3,725,890
---------------------------------------------------------------------------------------------------------------------------
   2,660,000   Dutchess County IDA (Vassar Brothers Hospital)                     6.500     04/01/2020          2,882,216
---------------------------------------------------------------------------------------------------------------------------
   5,595,000   Dutchess County IDA (Vassar Brothers Hospital)                     6.500     04/01/2030          6,034,263
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Dutchess County Water & Wastewater Authority                       0.000 z   06/01/2027            293,440
---------------------------------------------------------------------------------------------------------------------------
   3,350,000   East Rochester Hsg. Authority (Episcopal Senior Hsg.)              7.750     10/01/2032          3,356,633
---------------------------------------------------------------------------------------------------------------------------
   1,355,000   East Rochester Hsg. Authority (Gates Senior Hsg.)                  6.125     04/20/2043          1,473,007
---------------------------------------------------------------------------------------------------------------------------
   1,400,000   East Rochester Hsg. Authority (Genesee Valley Nursing Home)        5.200     12/20/2024          1,448,146

                         11 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,000,000   East Rochester Hsg. Authority (Linden Knoll)                       5.350%    02/01/2038      $   2,027,660
---------------------------------------------------------------------------------------------------------------------------
   1,620,000   East Rochester Hsg. Authority (North Park Nursing Home)            5.200     10/20/2024          1,668,422
---------------------------------------------------------------------------------------------------------------------------
   4,095,000   East Rochester Hsg. Authority (St. John's Meadows)                 5.950     08/01/2027          4,231,200
---------------------------------------------------------------------------------------------------------------------------
   3,210,000   Erie County IDA (Affordable Hospitality) a                         9.250     12/01/2015          2,831,252
---------------------------------------------------------------------------------------------------------------------------
     815,000   Erie County IDA (Air Cargo)                                        8.250     10/01/2007            818,676
---------------------------------------------------------------------------------------------------------------------------
   2,380,000   Erie County IDA (Air Cargo)                                        8.500     10/01/2015          2,430,694
---------------------------------------------------------------------------------------------------------------------------
  44,000,000   Erie County IDA (Canfibre Lackawanna) a,b,d                        9.050     12/01/2025          8,800,000
---------------------------------------------------------------------------------------------------------------------------
     785,000   Erie County IDA (DePaul Properties)                                5.750     09/01/2028            667,807
---------------------------------------------------------------------------------------------------------------------------
   3,055,000   Erie County IDA (DePaul Properties)                                6.500     09/01/2018          2,899,562
---------------------------------------------------------------------------------------------------------------------------
   3,230,000   Erie County IDA (Medaille College)                                 8.000     12/30/2022          3,299,348
---------------------------------------------------------------------------------------------------------------------------
   3,515,000   Erie County IDA (Medaille College)                                 8.250     11/01/2026          3,539,324
---------------------------------------------------------------------------------------------------------------------------
   2,655,000   Erie County IDA (Mercy Hospital)                                   6.250     06/01/2010          2,485,770
---------------------------------------------------------------------------------------------------------------------------
      25,000   Erie County IDA (The Episcopal Church Home)                        5.875     02/01/2018             24,715
---------------------------------------------------------------------------------------------------------------------------
   9,495,000   Erie County IDA (The Episcopal Church Home)                        6.000     02/01/2028          9,207,396
---------------------------------------------------------------------------------------------------------------------------
     480,000   Erie County Tobacco Asset Securitization Corp.                     6.125     07/15/2030            500,707
---------------------------------------------------------------------------------------------------------------------------
  19,490,000   Erie County Tobacco Asset Securitization Corp.                     6.250     07/15/2040         20,495,294
---------------------------------------------------------------------------------------------------------------------------
  45,490,000   Erie County Tobacco Asset Securitization Corp.                     6.750     07/15/2040         49,305,246
---------------------------------------------------------------------------------------------------------------------------
   1,850,000   Essex County IDA (International Paper Company)                     5.500     08/15/2022          1,789,542
---------------------------------------------------------------------------------------------------------------------------
     625,000   Essex County IDA (International Paper Company)                     5.500     10/01/2026            614,369
---------------------------------------------------------------------------------------------------------------------------
     310,000   Essex County IDA (International Paper Company)                     5.800     12/01/2019            312,523
---------------------------------------------------------------------------------------------------------------------------
   2,300,000   Essex County IDA (International Paper Company)                     6.450     11/15/2023          2,403,730
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   Essex County IDA (Moses Ludington Nursing Home)                    6.375     02/01/2050          5,613,300
---------------------------------------------------------------------------------------------------------------------------
     325,000   Essex County IDA (Moses Ludington Nursing Home)                    9.000     02/01/2008            329,621
---------------------------------------------------------------------------------------------------------------------------
   5,680,000   Franklin County IDA (Adirondack Medical Center)                    5.500     12/01/2029          5,925,660
---------------------------------------------------------------------------------------------------------------------------
   4,245,000   Franklin County SWMA                                               6.250     06/01/2015          4,354,818
---------------------------------------------------------------------------------------------------------------------------
   1,570,000   Fulton County IDA (Nathan Littauer)                                7.000     11/01/2004          1,578,823
---------------------------------------------------------------------------------------------------------------------------
     240,000   Geneva IDA (Finger Lakes Cerebral Palsy)                           8.250     11/01/2004            242,647
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Geneva IDA (Finger Lakes Cerebral Palsy)                           8.500     11/01/2016          1,011,030
---------------------------------------------------------------------------------------------------------------------------
     635,000   Glen Cove IDA (SLCD)                                               6.875     07/01/2008            622,808
---------------------------------------------------------------------------------------------------------------------------
   3,775,000   Glen Cove IDA (SLCD)                                               7.375     07/01/2023          3,709,881
---------------------------------------------------------------------------------------------------------------------------
   2,280,000   Glen Cove IDA (The Regency at Glen Cove)                           0.000 z   10/15/2019 p        1,038,266
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   Grand Central BID (Grand Central District Management)              5.250     01/01/2022          2,408,844
---------------------------------------------------------------------------------------------------------------------------
   2,795,000   Green Island Power Authority                                       6.000     12/15/2020          2,921,669
---------------------------------------------------------------------------------------------------------------------------
   1,695,000   Green Island Power Authority                                       6.000     12/15/2025          1,739,002
---------------------------------------------------------------------------------------------------------------------------
     690,000   Hamilton EHC (Hamilton Apartments)                                11.250     01/01/2015            707,429
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Hempstead IDA (Adelphi University)                                 5.500     06/01/2032          2,559,850
---------------------------------------------------------------------------------------------------------------------------
     405,000   Hempstead IDA (Dentaco Corp.)                                      7.250     11/01/2012            380,882
---------------------------------------------------------------------------------------------------------------------------
   1,270,000   Hempstead IDA (Dentaco Corp.)                                      8.250     11/01/2025          1,163,104
---------------------------------------------------------------------------------------------------------------------------
   5,220,000   Hempstead IDA (Engel Burman Senior Hsg.)                           6.250     11/01/2010          5,248,867
---------------------------------------------------------------------------------------------------------------------------
  18,825,000   Hempstead IDA (Engel Burman Senior Hsg.)                           6.750     11/01/2024         18,936,820
---------------------------------------------------------------------------------------------------------------------------
   3,465,000   Hempstead IDA (Franklin Hospital Medical Center)                   5.750     11/01/2008          3,329,588
---------------------------------------------------------------------------------------------------------------------------
   9,375,000   Hempstead IDA (Franklin Hospital Medical Center)                   6.375     11/01/2018          8,551,219
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Hempstead IDA (Franklin Hospital Medical Center)                   7.750     11/01/2022         10,084,800
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          2,554,800
---------------------------------------------------------------------------------------------------------------------------
   4,770,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          4,785,693

                         12 | ROCHESTER FUND MUNICIPALS
   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $12,530,000   Hempstead IDA (Hungry Harbor Associates)                           8.000%    05/01/2044      $  12,804,658
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Hempstead IDA (Hungry Harbor Associates)                           8.000     05/01/2044          5,700,570
---------------------------------------------------------------------------------------------------------------------------
   6,355,000   Hempstead IDA (South Shore Y JCC)                                  6.750     11/01/2024          5,868,461
---------------------------------------------------------------------------------------------------------------------------
  11,460,000   Herkimer County IDA (Burrows Paper) a                              8.000     01/01/2009         11,001,142
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Herkimer County IDA (College Foundation)                           6.400     11/01/2020          1,343,904
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Herkimer County IDA (College Foundation)                           6.500     11/01/2030          2,078,540
---------------------------------------------------------------------------------------------------------------------------
     355,000   Herkimer Hsg. Authority                                            7.150     03/01/2011            360,243
---------------------------------------------------------------------------------------------------------------------------
      60,000   Hsg. NY Corp.                                                      5.500     11/01/2020             61,690
---------------------------------------------------------------------------------------------------------------------------
     990,000   Hudson IDA (Have, Inc.)                                            8.125     12/01/2017            996,871
---------------------------------------------------------------------------------------------------------------------------
     125,000   Huntington Hsg. Authority (GJSR)                                   5.875     05/01/2019            115,074
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Huntington Hsg. Authority (GJSR)                                   6.000     05/01/2029            879,820
---------------------------------------------------------------------------------------------------------------------------
   8,500,000   Huntington Hsg. Authority (GJSR)                                   6.000     05/01/2039          7,352,840
---------------------------------------------------------------------------------------------------------------------------
     885,000   Islip IDA (Leeway School)                                          9.000     08/01/2021            895,133
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Islip IDA (Southside Hospital Civic Facilities)                    7.750     12/01/2022         20,129,600
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)                           5.500     08/01/2024          3,145,110
---------------------------------------------------------------------------------------------------------------------------
  21,000,000   L.I. Power Authority RITES a                                      14.355 f   12/01/2022         23,395,680
---------------------------------------------------------------------------------------------------------------------------
   7,905,000   L.I. Power Authority RITES a                                      14.389 f   12/01/2022          8,806,802
---------------------------------------------------------------------------------------------------------------------------
   3,750,000   L.I. Power Authority RITES a                                      14.820 f   12/01/2026          4,218,375
---------------------------------------------------------------------------------------------------------------------------
   2,915,000   L.I. Power Authority RITES a                                      14.896 f   09/01/2028          3,328,638
---------------------------------------------------------------------------------------------------------------------------
  13,000,000   L.I. Power Authority RITES a                                      15.855 f   12/01/2029         13,983,060
---------------------------------------------------------------------------------------------------------------------------
  11,250,000   L.I. Power Authority RITES a                                      16.660 f   12/01/2029         12,100,725
---------------------------------------------------------------------------------------------------------------------------
  25,630,000   L.I. Power Authority, Series A                                     5.125     09/01/2029         25,681,516
---------------------------------------------------------------------------------------------------------------------------
  49,530,000   L.I. Power Authority, Series A                                     5.375     09/01/2025         50,557,747
---------------------------------------------------------------------------------------------------------------------------
   3,215,000   L.I. Power Authority, Series A                                     5.500     12/01/2029          3,251,876
---------------------------------------------------------------------------------------------------------------------------
   2,255,000   L.I. Power Authority, Series A                                     5.500     12/01/2029          2,297,642
---------------------------------------------------------------------------------------------------------------------------
  86,300,000   L.I. Power Authority, Series L                                     5.375     05/01/2033         88,035,493
---------------------------------------------------------------------------------------------------------------------------
      75,000   Lowville GO                                                        7.200     09/15/2007             89,060
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2012            125,982
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2013            126,816
---------------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                        7.200     09/15/2014            127,648
---------------------------------------------------------------------------------------------------------------------------
   5,350,000   Lyons Community Health Initiatives Corp.                           6.800     09/01/2024          5,626,220
---------------------------------------------------------------------------------------------------------------------------
   4,525,000   Macleay Hsg. Corp. (Larchmont Woods)                               8.500     01/01/2031          4,834,781
---------------------------------------------------------------------------------------------------------------------------
   1,290,000   Madison County IDA (Oneida Healthcare Center)                      5.300     02/01/2021          1,323,901
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   Madison County IDA (Oneida Healthcare Center)                      5.350     02/01/2031          5,604,940
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   Mechanicsville HDC                                                 6.900     08/01/2022          2,418,001
---------------------------------------------------------------------------------------------------------------------------
     120,000   Middleton IDA (Flanagan Design & Display)                          7.000     11/01/2006            116,322
---------------------------------------------------------------------------------------------------------------------------
     690,000   Middleton IDA (Flanagan Design & Display)                          7.500     11/01/2018            631,688
---------------------------------------------------------------------------------------------------------------------------
     905,000   Middleton IDA (Fleurchem, Inc.) a                                  8.000     12/01/2016            899,389
---------------------------------------------------------------------------------------------------------------------------
   3,955,000   Middletown IDA (Southwinds Retirement Home)                        6.375     03/01/2018          3,683,885
---------------------------------------------------------------------------------------------------------------------------
     500,000   Middletown IDA (YMCA)                                              6.250     11/01/2009            474,655
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   Middletown IDA (YMCA)                                              7.000     11/01/2019          1,150,835
---------------------------------------------------------------------------------------------------------------------------
     330,000   Monroe County COP                                                  8.050     01/01/2011            339,636
---------------------------------------------------------------------------------------------------------------------------
   4,260,000   Monroe County IDA (Al Sigl Center)                                 6.600     12/15/2017          4,145,150
---------------------------------------------------------------------------------------------------------------------------
   1,590,000   Monroe County IDA (Al Sigl Center)                                 7.250     12/15/2015          1,620,067
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   Monroe County IDA (Brazill Merk)                                   7.900     12/15/2014          3,211,359

                         13 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   900,000   Monroe County IDA (Canal Ponds)                                    7.000%    06/15/2013      $     930,492
---------------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                   7.700     12/01/2003             10,037
---------------------------------------------------------------------------------------------------------------------------
     190,000   Monroe County IDA (Cohber Press)                                   7.850     12/01/2009            191,279
---------------------------------------------------------------------------------------------------------------------------
   1,965,000   Monroe County IDA (Collegiate Hsg. Foundation--RIT)                5.375     04/01/2029          1,970,011
---------------------------------------------------------------------------------------------------------------------------
   1,698,220   Monroe County IDA (Cottrone Devel.)                                9.500     12/01/2010          1,737,941
---------------------------------------------------------------------------------------------------------------------------
     950,000   Monroe County IDA (Dayton Rogers Manufacturing)                    6.100     12/01/2009            906,281
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   Monroe County IDA (Depaul Community Facilities)                    5.875     02/01/2028          2,322,058
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   Monroe County IDA (DePaul Community Facilities)                    5.950     08/01/2028          5,192,825
---------------------------------------------------------------------------------------------------------------------------
     880,000   Monroe County IDA (DePaul Community Facilities)                    6.450     02/01/2014            943,686
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   Monroe County IDA (DePaul Community Facilities)                    6.500     02/01/2024          1,337,389
---------------------------------------------------------------------------------------------------------------------------
   4,485,000   Monroe County IDA (DePaul Properties)                              6.150     09/01/2021          4,122,074
---------------------------------------------------------------------------------------------------------------------------
  14,154,302   Monroe County IDA (Genesee Hospital) b,d                           7.000     11/01/2018          1,701,913
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Jewish Home of Rochester Senior Hsg.)           6.875     04/01/2017          1,010,200
---------------------------------------------------------------------------------------------------------------------------
   4,955,000   Monroe County IDA (Jewish Home of Rochester Senior Hsg.)           6.875     04/01/2027          4,967,982
---------------------------------------------------------------------------------------------------------------------------
     350,000   Monroe County IDA (Machine Tool Research)                          7.750     12/01/2006            347,126
---------------------------------------------------------------------------------------------------------------------------
     600,000   Monroe County IDA (Machine Tool Research)                          8.000     12/01/2011            582,558
---------------------------------------------------------------------------------------------------------------------------
     300,000   Monroe County IDA (Machine Tool Research)                          8.500     12/01/2013            294,330
---------------------------------------------------------------------------------------------------------------------------
   1,060,000   Monroe County IDA (Melles Groit)                                   9.500     12/01/2009          1,073,716
---------------------------------------------------------------------------------------------------------------------------
   1,325,000   Monroe County IDA (Morrell/Morrell)                                7.000     12/01/2007          1,336,501
---------------------------------------------------------------------------------------------------------------------------
   4,330,000   Monroe County IDA (Piano Works)                                    7.625     11/01/2016          4,505,798
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Southview Towers)                               6.125     02/01/2020          1,109,630
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Monroe County IDA (St. John Fisher College)                        5.200     06/01/2019          1,552,109
---------------------------------------------------------------------------------------------------------------------------
   2,190,000   Monroe County IDA (St. John Fisher College)                        5.250     06/01/2026          2,250,948
---------------------------------------------------------------------------------------------------------------------------
   3,075,000   Monroe County IDA (St. John Fisher College)                        5.375     06/01/2024          3,182,133
---------------------------------------------------------------------------------------------------------------------------
   4,345,000   Monroe County IDA (St. Joseph's Parking Garage) a                  7.500     11/01/2022          4,126,403
---------------------------------------------------------------------------------------------------------------------------
   7,420,000   Monroe County IDA (The Children's Beverage Group) a,b,d            8.750     11/01/2010            107,590
---------------------------------------------------------------------------------------------------------------------------
     910,000   Monroe County IDA (Volunteers of America)                          5.700     08/01/2018            831,376
---------------------------------------------------------------------------------------------------------------------------
   2,710,000   Monroe County IDA (Volunteers of America)                          5.750     08/01/2028          2,339,245
---------------------------------------------------------------------------------------------------------------------------
     175,000   Monroe County IDA (West End Business)                              6.750     12/01/2004            175,397
---------------------------------------------------------------------------------------------------------------------------
      40,000   Monroe County IDA (West End Business)                              6.750     12/01/2004             40,091
---------------------------------------------------------------------------------------------------------------------------
      25,000   Monroe County IDA (West End Business)                              6.750     12/01/2004             25,057
---------------------------------------------------------------------------------------------------------------------------
   1,375,000   Monroe County IDA (West End Business)                              8.000     12/01/2014          1,416,181
---------------------------------------------------------------------------------------------------------------------------
     345,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            355,333
---------------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            175,091
---------------------------------------------------------------------------------------------------------------------------
     515,000   Monroe County IDA (West End Business)                              8.000     12/01/2014            530,424
---------------------------------------------------------------------------------------------------------------------------
  12,000,000   Monroe County IDA (Woodlawn Village)                               8.550     11/15/2032         12,857,400
---------------------------------------------------------------------------------------------------------------------------
  30,000,000   Monroe County Tobacco Asset Securitization Corp.                   6.375     06/01/2035         31,779,000
---------------------------------------------------------------------------------------------------------------------------
  13,740,000   Monroe County Tobacco Asset Securitization Corp.                   6.625     06/01/2042         14,775,172
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Monroe County Tobacco Asset Securitization Corp. RITES a          14.829 f   06/01/2042         12,260,200
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   Monroe IDA (St. Joseph) a                                          7.000     11/01/2008          1,184,613
---------------------------------------------------------------------------------------------------------------------------
   5,860,000   Montgomery County IDA (ASMF) a,b,d                                 7.250     01/15/2019          3,193,700
---------------------------------------------------------------------------------------------------------------------------
   2,295,000   Mount Vernon IDA (Meadowview)                                      6.150     06/01/2019          2,114,613
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Mount Vernon IDA (Meadowview)                                      6.200     06/01/2029          2,214,200
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   MTA IVRC a                                                         8.929 f   07/01/2011         10,728,800
---------------------------------------------------------------------------------------------------------------------------
  14,200,000   MTA RITES a                                                       13.785 f   11/15/2025         15,238,304

                         14 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,910,000   MTA RITES a                                                       13.785% f  11/15/2028      $   2,016,005
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   MTA RITES a                                                       13.785 f   11/15/2030         10,511,000
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   MTA RITES a                                                       13.785 f   11/15/2030          5,255,500
---------------------------------------------------------------------------------------------------------------------------
   2,890,000   MTA RITES a                                                       13.785 f   11/15/2030          3,037,679
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   MTA RITES a                                                       13.785 f   11/15/2031          7,883,250
---------------------------------------------------------------------------------------------------------------------------
   2,125,000   MTA RITES a                                                       13.785 f   11/15/2032          2,233,587
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   MTA Service Contract RITES a                                      14.285 f   01/01/2024          2,448,349
---------------------------------------------------------------------------------------------------------------------------
 131,525,000   MTA Service Contract, Series A                                     5.125     01/01/2029        133,601,780
---------------------------------------------------------------------------------------------------------------------------
  33,275,000   MTA Service Contract, Series B                                     5.250     01/01/2031         34,342,462
---------------------------------------------------------------------------------------------------------------------------
  20,850,000   MTA, Series A                                                      5.125     11/15/2031         21,074,137
---------------------------------------------------------------------------------------------------------------------------
  34,620,000   MTA, Series E                                                      5.250     11/15/2031         35,516,658
---------------------------------------------------------------------------------------------------------------------------
     802,824   Municipal Assistance Corp. for Troy, NY                            0.000 z   07/15/2021            333,517
---------------------------------------------------------------------------------------------------------------------------
   1,218,573   Municipal Assistance Corp. for Troy, NY                            0.000 z   01/15/2022            487,076
---------------------------------------------------------------------------------------------------------------------------
   2,725,000   Nassau County IDA (ACLD)                                           8.125     10/01/2022          2,798,902
---------------------------------------------------------------------------------------------------------------------------
   1,380,000   Nassau County IDA (ALIA - ACDS)                                    7.500     06/01/2015          1,436,456
---------------------------------------------------------------------------------------------------------------------------
     270,000   Nassau County IDA (ALIA - ACLD)                                    7.125     06/01/2017            268,496
---------------------------------------------------------------------------------------------------------------------------
     445,000   Nassau County IDA (ALIA - ACLD)                                    7.500     06/01/2015            463,205
---------------------------------------------------------------------------------------------------------------------------
   6,795,000   Nassau County IDA (ALIA - CSMR)                                    7.000     11/01/2016          6,843,720
---------------------------------------------------------------------------------------------------------------------------
   4,025,000   Nassau County IDA (ALIA - CSMR)                                    7.125     06/01/2017          4,094,431
---------------------------------------------------------------------------------------------------------------------------
   2,215,000   Nassau County IDA (ALIA - CSMR)                                    7.500     06/01/2015          2,305,616
---------------------------------------------------------------------------------------------------------------------------
     430,000   Nassau County IDA (ALIA - FREE)                                    7.125     06/01/2012            437,994
---------------------------------------------------------------------------------------------------------------------------
   2,745,000   Nassau County IDA (ALIA - FREE)                                    7.500     06/01/2015          2,799,927
---------------------------------------------------------------------------------------------------------------------------
   4,030,000   Nassau County IDA (ALIA - FREE)                                    8.150     06/01/2030          4,113,824
---------------------------------------------------------------------------------------------------------------------------
   6,610,000   Nassau County IDA (ALIA - FREE)                                    8.250     06/01/2032          6,587,923
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   Nassau County IDA (ALIA - HH)                                      7.125     06/01/2017          1,098,630
---------------------------------------------------------------------------------------------------------------------------
     830,000   Nassau County IDA (ALIA - HHS)                                     7.125     06/01/2017            837,752
---------------------------------------------------------------------------------------------------------------------------
     295,000   Nassau County IDA (ALIA - LVH)                                     7.500     06/01/2015            307,068
---------------------------------------------------------------------------------------------------------------------------
     670,000   Nassau County IDA (CNGCS)                                          7.500     06/01/2030            697,410
---------------------------------------------------------------------------------------------------------------------------
   2,245,000   Nassau County IDA (CNGCS)                                          8.150     06/01/2030          2,291,696
---------------------------------------------------------------------------------------------------------------------------
   1,165,000   Nassau County IDA (Leo D. Bernstein & Sons)                        8.000     11/01/2010          1,076,693
---------------------------------------------------------------------------------------------------------------------------
   6,060,000   Nassau County IDA (Leo D. Bernstein & Sons)                        8.875     11/01/2026          5,609,863
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Nassau County IDA (Little Village School)                          7.500     12/01/2031          3,981,080
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Nassau County IDA (Little Village School)                          7.500     12/01/2031          1,492,905
---------------------------------------------------------------------------------------------------------------------------
   2,290,000   Nassau County IDA (North Shore CFGA)                               6.750     05/01/2024          2,132,013
---------------------------------------------------------------------------------------------------------------------------
     135,000   Nassau County IDA (RJS Scientific)                                 8.050     12/01/2005            138,058
---------------------------------------------------------------------------------------------------------------------------
   2,700,000   Nassau County IDA (RJS Scientific)                                 9.050     12/01/2025          2,873,367
---------------------------------------------------------------------------------------------------------------------------
   2,759,599   Nassau County IDA (Sharp International) a,b,d                      7.375     12/01/2007            173,855
---------------------------------------------------------------------------------------------------------------------------
   1,752,588   Nassau County IDA (Sharp International) a,b,d                      7.375     12/01/2007            110,413
---------------------------------------------------------------------------------------------------------------------------
   2,527,212   Nassau County IDA (Sharp International) a,b,d                      7.875     12/01/2012            159,214
---------------------------------------------------------------------------------------------------------------------------
   1,597,663   Nassau County IDA (Sharp International) a,b,d                      7.875     12/01/2012            100,653
---------------------------------------------------------------------------------------------------------------------------
   2,050,000   Nassau County IDA (United Cerebral Palsy)                          6.250     11/01/2014          2,007,360
---------------------------------------------------------------------------------------------------------------------------
  24,890,000   Nassau County IDA (Westbury Senior Living)                         7.900     11/01/2031         25,033,615
---------------------------------------------------------------------------------------------------------------------------
   4,375,000   Nassau County IFA RITES a                                         14.412 f   11/15/2021          4,836,300
---------------------------------------------------------------------------------------------------------------------------
   2,040,000   Nassau County Tobacco Settlement Corp.                             6.250     07/15/2021          2,157,157
---------------------------------------------------------------------------------------------------------------------------
   4,900,000   Nassau County Tobacco Settlement Corp.                             6.300     07/15/2021          5,196,450

                         15 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,320,000   Nassau County Tobacco Settlement Corp.                             6.300%    07/15/2022      $   1,393,154
---------------------------------------------------------------------------------------------------------------------------
  35,385,000   Nassau County Tobacco Settlement Corp.                             6.400     07/15/2033         37,361,252
---------------------------------------------------------------------------------------------------------------------------
  21,070,000   Nassau County Tobacco Settlement Corp.                             6.500     07/15/2027         22,438,918
---------------------------------------------------------------------------------------------------------------------------
  35,185,000   Nassau County Tobacco Settlement Corp.                             6.600     07/15/2039         37,562,450
---------------------------------------------------------------------------------------------------------------------------
   7,155,000   Nassau IDA (EBS North Hills LLC)                                   7.800     05/01/2045          7,194,138
---------------------------------------------------------------------------------------------------------------------------
   3,340,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          3,339,866
---------------------------------------------------------------------------------------------------------------------------
   4,290,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,289,828
---------------------------------------------------------------------------------------------------------------------------
   6,195,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          6,194,752
---------------------------------------------------------------------------------------------------------------------------
   4,775,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,774,809
---------------------------------------------------------------------------------------------------------------------------
   4,775,000   Nassau IDA (EBS North Hills LLC) w                                 7.800     05/01/2045          4,774,809
---------------------------------------------------------------------------------------------------------------------------
      20,000   New Hartford HDC (Village Point)                                   7.375     01/01/2024             20,033
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   New Hartford-Sunset Wood Funding Corp.                             5.500     02/01/2029          2,089,720
---------------------------------------------------------------------------------------------------------------------------
  13,010,000   New Rochelle IDA (College of New Rochelle)                         5.250     07/01/2027         13,065,813
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   New Rochelle IDA (College of New Rochelle)                         5.500     07/01/2019          6,747,910
---------------------------------------------------------------------------------------------------------------------------
   4,950,000   Newark-Wayne Community Hospital                                    5.875     01/15/2033          5,053,306
---------------------------------------------------------------------------------------------------------------------------
   2,790,000   Newark-Wayne Community Hospital                                    7.600     09/01/2015          2,737,687
---------------------------------------------------------------------------------------------------------------------------
   3,300,000   Niagara County IDA (American Ref-Fuel Company)                     5.550     11/15/2024          3,458,202
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   Niagara County IDA (Niagara University)                            5.350     11/01/2023          1,551,000
---------------------------------------------------------------------------------------------------------------------------
   5,400,000   Niagara County IDA (Niagara University)                            5.400     11/01/2031          5,540,022
---------------------------------------------------------------------------------------------------------------------------
   1,900,000   Niagara County IDA (Sevenson Hotel)                                6.600     05/01/2007          1,901,007
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   Niagara County IDA (Solid Waste Disposal)                          5.625     11/15/2024          6,849,375
---------------------------------------------------------------------------------------------------------------------------
     225,000   Niagara County Tobacco Asset Securitization Corp.                  6.250     05/15/2034            236,414
---------------------------------------------------------------------------------------------------------------------------
   5,085,000   Niagara County Tobacco Asset Securitization Corp.                  6.250     05/15/2040          5,342,962
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   Niagara Falls CSD COP (High School Facility)                       5.375     06/15/2028          1,703,366
---------------------------------------------------------------------------------------------------------------------------
     750,000   Niagara Falls CSD COP (High School Facility)                       6.625     06/15/2028            812,392
---------------------------------------------------------------------------------------------------------------------------
     715,000   North Babylon Volunteer Fire Company                               5.750     08/01/2022            757,485
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   North Country Devel. Authority (Clarkson University)               5.500     07/01/2019          1,646,683
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   North Country Devel. Authority (Clarkson University)               5.500     07/01/2029          3,247,307
---------------------------------------------------------------------------------------------------------------------------
     585,000   North Tonawanda HDC (Bishop Gibbons Associates)                    6.800     12/15/2007            620,433
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   North Tonawanda HDC (Bishop Gibbons Associates)                    7.375     12/15/2021          3,832,546
---------------------------------------------------------------------------------------------------------------------------
      25,000   Nunda GO                                                           8.000     05/01/2010             32,105
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   NY Convention Center COP (Yale Building Acquisition)               6.500     12/01/2004         20,450,000
---------------------------------------------------------------------------------------------------------------------------
  17,815,000   NY Counties Tobacco Trust I (TASC)                                 6.500     06/01/2035         19,020,007
---------------------------------------------------------------------------------------------------------------------------
  59,090,000   NY Counties Tobacco Trust I (TASC)                                 6.625     06/01/2042         63,541,841
---------------------------------------------------------------------------------------------------------------------------
  13,240,000   NY Counties Tobacco Trust I (TASC) RITES a                        14.825 f   06/01/2028         15,401,165
---------------------------------------------------------------------------------------------------------------------------
     435,000   NY Counties Tobacco Trust II (TASC)                                5.250     06/01/2025            429,058
---------------------------------------------------------------------------------------------------------------------------
  29,455,000   NY Counties Tobacco Trust II (TASC)                                5.625     06/01/2035         29,453,527
---------------------------------------------------------------------------------------------------------------------------
  52,905,000   NY Counties Tobacco Trust II (TASC)                                5.750     06/01/2043         53,111,859
---------------------------------------------------------------------------------------------------------------------------
     270,000   NYC GO                                                             0.000 z   05/15/2011            186,629
---------------------------------------------------------------------------------------------------------------------------
     200,000   NYC GO                                                             0.000 z   05/15/2012            130,640
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                                             0.000 z   10/01/2012             25,654
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.000     03/15/2018            502,345
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC GO                                                             5.125     03/15/2025          5,095,150
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   NYC GO                                                             5.250     08/15/2023          1,028,611
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.250     08/01/2024            505,130

                         16 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $33,420,000   NYC GO                                                             5.250%    06/01/2027      $  33,801,991
---------------------------------------------------------------------------------------------------------------------------
  26,350,000   NYC GO                                                             5.250     03/15/2032         26,625,884
---------------------------------------------------------------------------------------------------------------------------
  20,825,000   NYC GO                                                             5.375     12/01/2026         21,237,751
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                                             5.375     08/01/2027            508,690
---------------------------------------------------------------------------------------------------------------------------
   2,465,000   NYC GO                                                             5.375     03/15/2028          2,515,015
---------------------------------------------------------------------------------------------------------------------------
  55,765,000   NYC GO                                                             5.375     06/01/2032         56,876,954
---------------------------------------------------------------------------------------------------------------------------
      85,000   NYC GO                                                             5.500     10/01/2018             89,013
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   NYC GO                                                             5.500     06/01/2028          1,292,863
---------------------------------------------------------------------------------------------------------------------------
  23,215,000   NYC GO                                                             5.500     12/01/2031         23,864,324
---------------------------------------------------------------------------------------------------------------------------
   6,770,000   NYC GO                                                             5.500     11/15/2037          6,922,934
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                                             5.625     08/01/2016             20,525
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC GO                                                             5.625     03/15/2019          5,271,300
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYC GO                                                             5.750     02/01/2020             36,287
---------------------------------------------------------------------------------------------------------------------------
   4,845,000   NYC GO                                                             6.000     02/01/2011          5,172,280
---------------------------------------------------------------------------------------------------------------------------
     397,000   NYC GO                                                             6.500     08/01/2014            451,234
---------------------------------------------------------------------------------------------------------------------------
   1,580,000   NYC GO                                                             6.500     08/01/2015          1,795,844
---------------------------------------------------------------------------------------------------------------------------
   1,580,000   NYC GO                                                             6.625     08/01/2025          1,800,821
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             7.000     02/01/2010              5,021
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             7.250     08/15/2024              5,021
---------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                                             7.750     08/15/2028             15,103
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                                             8.250     08/01/2014              5,063
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYC GO CAB                                                         0.000 v   05/15/2014          1,838,760
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO CAB                                                         0.000 v   08/01/2014            509,970
---------------------------------------------------------------------------------------------------------------------------
  16,387,000   NYC GO CARS                                                       10.570 f   08/12/2010         16,994,794
---------------------------------------------------------------------------------------------------------------------------
   8,387,000   NYC GO CARS                                                       10.570 f   09/01/2011          8,696,648
---------------------------------------------------------------------------------------------------------------------------
     100,000   NYC GO DIAMONDS                                                    0.000 v   08/01/2025             79,813
---------------------------------------------------------------------------------------------------------------------------
     351,012   NYC HDC (Albert Einstein Staff Hsg.)                               6.500     12/15/2017            369,016
---------------------------------------------------------------------------------------------------------------------------
   1,333,934   NYC HDC (Atlantic Plaza Towers)                                    7.034     02/15/2019          1,403,312
---------------------------------------------------------------------------------------------------------------------------
   1,045,000   NYC HDC (Barclay Avenue)                                           6.450     04/01/2017          1,098,295
---------------------------------------------------------------------------------------------------------------------------
   4,055,000   NYC HDC (Barclay Avenue)                                           6.600     04/01/2033          4,257,588
---------------------------------------------------------------------------------------------------------------------------
     330,269   NYC HDC (Bay Towers)                                               6.500     08/15/2017            347,401
---------------------------------------------------------------------------------------------------------------------------
   2,469,495   NYC HDC (Boulevard Towers)                                         6.500     08/15/2017          2,597,242
---------------------------------------------------------------------------------------------------------------------------
     420,441   NYC HDC (Bridgeview III)                                           6.500     12/15/2017            442,249
---------------------------------------------------------------------------------------------------------------------------
     448,122   NYC HDC (Cadman Plaza North)                                       7.000     12/15/2018            470,971
---------------------------------------------------------------------------------------------------------------------------
   1,165,927   NYC HDC (Cadman Towers)                                            6.500     11/15/2018          1,226,252
---------------------------------------------------------------------------------------------------------------------------
     167,266   NYC HDC (Candia House)                                             6.500     06/15/2018            175,897
---------------------------------------------------------------------------------------------------------------------------
   3,199,988   NYC HDC (Clinton Towers)                                           6.500     07/15/2017          3,365,524
---------------------------------------------------------------------------------------------------------------------------
     275,182   NYC HDC (Contello III)                                             7.000     12/15/2018            289,472
---------------------------------------------------------------------------------------------------------------------------
   1,313,196   NYC HDC (Cooper Gramercy)                                          6.500     08/15/2017          1,381,128
---------------------------------------------------------------------------------------------------------------------------
   1,001,958   NYC HDC (Court Plaza)                                              6.500     08/15/2017          1,053,930
---------------------------------------------------------------------------------------------------------------------------
   1,540,310   NYC HDC (Crown Gardens)                                            7.250     01/15/2019          1,620,992
---------------------------------------------------------------------------------------------------------------------------
   3,229,084   NYC HDC (East Midtown Plaza)                                       6.500     11/15/2018          3,396,157
---------------------------------------------------------------------------------------------------------------------------
   3,117,165   NYC HDC (Esplanade Gardens)                                        7.000     01/15/2019          3,279,694
---------------------------------------------------------------------------------------------------------------------------
      74,671   NYC HDC (Essex Terrace)                                            6.500     07/15/2018             78,524
---------------------------------------------------------------------------------------------------------------------------
     451,408   NYC HDC (Forest Park Crescent)                                     6.500     12/15/2017            474,760

                         17 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,487,395   NYC HDC (Gouverneur Gardens)                                       7.034%    02/15/2019      $   1,564,992
---------------------------------------------------------------------------------------------------------------------------
     325,494   NYC HDC (Heywood Towers)                                           6.500     10/15/2017            342,332
---------------------------------------------------------------------------------------------------------------------------
   3,673,790   NYC HDC (Hudsonview Terrace)                                       6.500     09/15/2017          3,863,835
---------------------------------------------------------------------------------------------------------------------------
   1,035,993   NYC HDC (Janel Towers)                                             6.500     09/15/2017          1,089,730
---------------------------------------------------------------------------------------------------------------------------
     362,204   NYC HDC (Kingsbridge Arms)                                         6.500     08/15/2017            380,991
---------------------------------------------------------------------------------------------------------------------------
     206,543   NYC HDC (Kingsbridge Arms)                                         6.500     11/15/2018            217,200
---------------------------------------------------------------------------------------------------------------------------
   1,116,258   NYC HDC (Leader House)                                             6.500     03/15/2018          1,173,857
---------------------------------------------------------------------------------------------------------------------------
   1,571,633   NYC HDC (Lincoln-Amsterdam)                                        7.250     11/15/2018          1,651,818
---------------------------------------------------------------------------------------------------------------------------
     184,226   NYC HDC (Middagh St. Studio Apartments)                            6.500     01/15/2018            193,732
---------------------------------------------------------------------------------------------------------------------------
   2,393,679   NYC HDC (Montefiore Hospital Hsg. Sec. II)                         6.500     10/15/2017          2,517,504
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYC HDC (Multifamily Hsg.), Series A                               5.500     11/01/2034          3,092,490
---------------------------------------------------------------------------------------------------------------------------
  10,470,000   NYC HDC (Multifamily Hsg.), Series A                               5.600     11/01/2042         10,914,975
---------------------------------------------------------------------------------------------------------------------------
     100,000   NYC HDC (Multifamily Hsg.), Series A                               5.850     05/01/2025            101,770
---------------------------------------------------------------------------------------------------------------------------
   9,880,000   NYC HDC (Multifamily Hsg.), Series A                               6.600     04/01/2030         10,210,190
---------------------------------------------------------------------------------------------------------------------------
     775,000   NYC HDC (Multifamily Hsg.), Series C                               5.700     05/01/2031            802,233
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC HDC (Multifamily Hsg.), Series E                               5.200     11/01/2033          1,010,210
---------------------------------------------------------------------------------------------------------------------------
   2,155,000   NYC HDC (Multifamily Hsg.), Series F                               5.200     11/01/2032          2,177,003
---------------------------------------------------------------------------------------------------------------------------
     788,301   NYC HDC (New Amsterdam House)                                      6.500     08/15/2018            828,977
---------------------------------------------------------------------------------------------------------------------------
     805,820   NYC HDC (New Amsterdam House)                                      6.500     08/15/2018            807,456
---------------------------------------------------------------------------------------------------------------------------
     972,923   NYC HDC (Riverbend)                                                6.500     11/15/2018          1,023,262
---------------------------------------------------------------------------------------------------------------------------
   6,048,487   NYC HDC (Riverside Park Community)                                 7.250     11/15/2018          6,365,004
---------------------------------------------------------------------------------------------------------------------------
     425,908   NYC HDC (RNA House)                                                7.000     12/15/2018            448,094
---------------------------------------------------------------------------------------------------------------------------
     605,785   NYC HDC (Robert Fulton Terrace)                                    6.500     12/15/2017            637,207
---------------------------------------------------------------------------------------------------------------------------
     222,405   NYC HDC (Rosalie Manning Apartments)                               7.034     11/15/2018            233,961
---------------------------------------------------------------------------------------------------------------------------
     591,883   NYC HDC (Scott Tower)                                              7.000     12/15/2018            622,619
---------------------------------------------------------------------------------------------------------------------------
     811,503   NYC HDC (Seaview Towers)                                           6.500     01/15/2018            853,376
---------------------------------------------------------------------------------------------------------------------------
     334,706   NYC HDC (St. Martin Tower)                                         6.500     11/15/2018            352,024
---------------------------------------------------------------------------------------------------------------------------
   1,546,490   NYC HDC (Stevenson Commons)                                        6.500     05/15/2018          1,626,289
---------------------------------------------------------------------------------------------------------------------------
     441,545   NYC HDC (Strycker's Bay Apartments)                                7.034     11/15/2018            458,571
---------------------------------------------------------------------------------------------------------------------------
   1,544,589   NYC HDC (Tivoli Towers)                                            6.500     01/15/2018          1,623,657
---------------------------------------------------------------------------------------------------------------------------
     209,816   NYC HDC (Town House West)                                          6.500     01/15/2018            220,534
---------------------------------------------------------------------------------------------------------------------------
     322,811   NYC HDC (Tri-Faith House)                                          7.000     01/15/2019            339,590
---------------------------------------------------------------------------------------------------------------------------
   1,362,971   NYC HDC (University River View)                                    6.500     08/15/2017          1,433,669
---------------------------------------------------------------------------------------------------------------------------
     411,372   NYC HDC (Washington Square Southeast)                              7.000     01/15/2019            432,488
---------------------------------------------------------------------------------------------------------------------------
     370,311   NYC HDC (West Side Manor)                                          6.500     11/15/2018            389,419
---------------------------------------------------------------------------------------------------------------------------
   3,806,444   NYC HDC (West Village)                                             6.500     11/15/2013          4,003,618
---------------------------------------------------------------------------------------------------------------------------
     234,940   NYC HDC (Westview Apartments)                                      6.500     10/15/2017            247,126
---------------------------------------------------------------------------------------------------------------------------
     549,308   NYC HDC (Woodstock Terrace)                                        7.034     02/15/2019            577,883
---------------------------------------------------------------------------------------------------------------------------
  27,600,000   NYC Health & Hospital Corp.                                        5.250     02/15/2017         28,123,572
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC Health & Hospital Corp.                                        5.375     02/15/2026            997,960
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYC Health & Hospital Corp.                                        5.750     02/15/2022             25,609
---------------------------------------------------------------------------------------------------------------------------
   5,875,000   NYC Health & Hospital Corp. RITES a                               13.924 f   02/15/2020          6,633,697
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   NYC IDA (A Very Special Place)                                     5.750     01/01/2029          1,044,977
---------------------------------------------------------------------------------------------------------------------------
     525,000   NYC IDA (A-Lite Vertical Products)                                 6.750     11/01/2009            498,083
---------------------------------------------------------------------------------------------------------------------------
   1,330,000   NYC IDA (A-Lite Vertical Products)                                 7.500     11/01/2019          1,258,725

                         18 | ROCHESTER FUND MUNICIPALS
   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 3,600,000   NYC IDA (Acme Architectural Products)                              6.375%    11/01/2019      $   3,256,668
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   NYC IDA (Ahava Dairy Manufacturing Corp.)                          8.000     11/01/2010          1,011,888
---------------------------------------------------------------------------------------------------------------------------
   5,985,000   NYC IDA (Ahava Dairy Manufacturing Corp.)                          8.500     11/01/2026          5,469,093
---------------------------------------------------------------------------------------------------------------------------
  22,850,000   NYC IDA (Airis JFK I/JFK International Airport)                    5.500     07/01/2028         21,409,993
---------------------------------------------------------------------------------------------------------------------------
  20,745,000   NYC IDA (Airis JFK I/JFK International Airport)                    6.000     07/01/2027         20,626,546
---------------------------------------------------------------------------------------------------------------------------
   1,035,000   NYC IDA (ALA Realty)                                               7.500     12/01/2010          1,084,639
---------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (ALA Realty)                                               8.375     12/01/2015          1,550,934
---------------------------------------------------------------------------------------------------------------------------
     375,000   NYC IDA (Allied Metal)                                             6.375     12/01/2014            353,179
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Allied Metal)                                             7.125     12/01/2027            882,077
---------------------------------------------------------------------------------------------------------------------------
     825,000   NYC IDA (Alrue Import Corp.)                                       8.000     11/01/2011            823,309
---------------------------------------------------------------------------------------------------------------------------
   3,845,000   NYC IDA (Alrue Import Corp.)                                       8.875     02/01/2026          3,836,887
---------------------------------------------------------------------------------------------------------------------------
   3,420,000   NYC IDA (Amboy Properties)                                         6.750     06/01/2020          3,238,535
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   NYC IDA (American Airlines)                                        5.400     07/01/2019          1,263,116
---------------------------------------------------------------------------------------------------------------------------
  29,935,000   NYC IDA (American Airlines)                                        5.400     07/01/2020         14,569,963
---------------------------------------------------------------------------------------------------------------------------
  38,410,000   NYC IDA (American Airlines)                                        6.900     08/01/2024         21,185,420
---------------------------------------------------------------------------------------------------------------------------
 330,800,000   NYC IDA (American Airlines)                                        8.500     08/01/2028        202,280,892
---------------------------------------------------------------------------------------------------------------------------
   1,110,000   NYC IDA (Atlantic Paste & Glue Company)                            6.000     11/01/2007          1,066,410
---------------------------------------------------------------------------------------------------------------------------
   4,620,000   NYC IDA (Atlantic Paste & Glue Company)                            6.625     11/01/2019          4,222,865
---------------------------------------------------------------------------------------------------------------------------
   1,160,000   NYC IDA (Atlantic Veal & Lamb)                                     8.375     12/01/2016          1,205,866
---------------------------------------------------------------------------------------------------------------------------
     730,000   NYC IDA (Baco Enterprises)                                         7.500     11/01/2011            724,751
---------------------------------------------------------------------------------------------------------------------------
   1,685,000   NYC IDA (Baco Enterprises)                                         8.500     11/01/2021          1,668,807
---------------------------------------------------------------------------------------------------------------------------
     355,000   NYC IDA (Bark Frameworks)                                          6.000     11/01/2007            342,184
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYC IDA (Bark Frameworks)                                          6.750     11/01/2019          1,386,105
---------------------------------------------------------------------------------------------------------------------------
  11,305,000   NYC IDA (Berkeley Carroll School)                                  6.100     11/01/2028         10,559,661
---------------------------------------------------------------------------------------------------------------------------
  31,395,000   NYC IDA (British Airways)                                          5.250     12/01/2032         19,186,112
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   NYC IDA (British Airways)                                          7.625     12/01/2032          6,850,160
---------------------------------------------------------------------------------------------------------------------------
   3,075,000   NYC IDA (Brooklyn Heights Montessori School)                       8.500     01/01/2027          3,264,973
---------------------------------------------------------------------------------------------------------------------------
     660,000   NYC IDA (Brooklyn Heights Montessori School)                       8.900     09/01/2011            674,038
---------------------------------------------------------------------------------------------------------------------------
   1,690,000   NYC IDA (Brooklyn Heights Montessori School)                       9.200     09/01/2021          1,760,372
---------------------------------------------------------------------------------------------------------------------------
  67,000,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 5.650     10/01/2028         63,735,760
---------------------------------------------------------------------------------------------------------------------------
 125,515,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 5.750     10/01/2036        120,894,793
---------------------------------------------------------------------------------------------------------------------------
     700,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                 6.200     10/01/2022            732,340
---------------------------------------------------------------------------------------------------------------------------
     380,000   NYC IDA (Cellini Furniture Crafters) a                             6.625     11/01/2009            351,397
---------------------------------------------------------------------------------------------------------------------------
     885,000   NYC IDA (Cellini Furniture Crafters) a                             7.125     11/01/2019            799,058
---------------------------------------------------------------------------------------------------------------------------
   2,235,000   NYC IDA (Chardan Corp.)                                            7.750     11/01/2020          2,213,343
---------------------------------------------------------------------------------------------------------------------------
   1,055,000   NYC IDA (CNC Associates NY)                                        6.500     11/01/2007          1,034,934
---------------------------------------------------------------------------------------------------------------------------
   4,685,000   NYC IDA (CNC Associates NY)                                        7.500     11/01/2019          4,536,204
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of Aeronautics)                                   5.450     05/01/2018          2,505,925
---------------------------------------------------------------------------------------------------------------------------
   9,600,000   NYC IDA (College of Aeronautics)                                   5.500     05/01/2028          9,324,672
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of New Rochelle)                                  5.750     09/01/2017          2,607,150
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYC IDA (College of New Rochelle)                                  5.800     09/01/2026          3,003,501
---------------------------------------------------------------------------------------------------------------------------
   3,001,000   NYC IDA (Community Hospital of Brooklyn)                           6.875     11/01/2010          2,920,063
---------------------------------------------------------------------------------------------------------------------------
   3,975,000   NYC IDA (Comprehensive Care Management)                            6.375     11/01/2028          3,737,772
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   NYC IDA (Comprehensive Care Management)                            6.375     11/01/2028          1,481,146
---------------------------------------------------------------------------------------------------------------------------
   1,770,000   NYC IDA (Comprehensive Care Management)                            7.875     12/01/2016          1,932,309

                         19 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,500,000   NYC IDA (Comprehensive Care Management)                            8.000%    12/01/2011      $   1,570,920
---------------------------------------------------------------------------------------------------------------------------
   8,495,000   NYC IDA (Crowne Plaza-LaGuardia)                                   6.000     11/01/2028          6,211,119
---------------------------------------------------------------------------------------------------------------------------
     870,000   NYC IDA (Dioni)                                                    6.000     11/01/2007            838,445
---------------------------------------------------------------------------------------------------------------------------
   3,600,000   NYC IDA (Dioni)                                                    6.625     11/01/2019          3,314,664
---------------------------------------------------------------------------------------------------------------------------
   1,300,000   NYC IDA (Display Creations)                                        7.000     06/01/2008          1,326,910
---------------------------------------------------------------------------------------------------------------------------
     135,000   NYC IDA (Eden II School)                                           7.750     06/01/2004            136,307
---------------------------------------------------------------------------------------------------------------------------
   2,505,000   NYC IDA (Eden II School)                                           8.750     06/01/2019          2,593,326
---------------------------------------------------------------------------------------------------------------------------
  10,055,000   NYC IDA (Elmhurst Parking Garage)                                  7.500     07/30/2003         10,336,037
---------------------------------------------------------------------------------------------------------------------------
     840,000   NYC IDA (Excel Paint Applicators) a                                8.250     11/01/2010            794,858
---------------------------------------------------------------------------------------------------------------------------
   4,825,000   NYC IDA (Excel Paint Applicators) a                                8.625     11/01/2026          4,396,202
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC IDA (Field Hotel Associates/JFK International Airport)         6.000     11/01/2028          3,655,750
---------------------------------------------------------------------------------------------------------------------------
   7,315,000   NYC IDA (Friends Seminary School)                                  7.125     09/15/2031          7,756,607
---------------------------------------------------------------------------------------------------------------------------
   3,280,000   NYC IDA (Gabrielli Truck Sales)                                    8.125     12/01/2017          3,440,490
---------------------------------------------------------------------------------------------------------------------------
   1,935,000   NYC IDA (Gateway School of NY)                                     6.200     11/01/2012          1,837,224
---------------------------------------------------------------------------------------------------------------------------
   2,265,000   NYC IDA (Gateway School of NY)                                     6.500     11/01/2019          2,124,230
---------------------------------------------------------------------------------------------------------------------------
   2,175,000   NYC IDA (Good Shepherd Services)                                   5.875     06/01/2014          1,901,776
---------------------------------------------------------------------------------------------------------------------------
   1,175,000   NYC IDA (Graphic Artists)                                          8.250     12/30/2023          1,207,876
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC IDA (Herbert G. Birch Childhood Project)                       7.375     02/01/2009            538,824
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   NYC IDA (Herbert G. Birch Childhood Project)                       8.375     02/01/2022          2,308,899
---------------------------------------------------------------------------------------------------------------------------
     535,000   NYC IDA (HiTech Res Rec)                                           9.250     08/01/2008            539,002
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (Institute of International Education)                     5.250     09/01/2021          1,023,340
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYC IDA (Institute of International Education)                     5.250     09/01/2031          3,050,970
---------------------------------------------------------------------------------------------------------------------------
   6,040,000   NYC IDA (JBFS)                                                     6.750     12/15/2012          6,108,916
---------------------------------------------------------------------------------------------------------------------------
   1,605,000   NYC IDA (Julia Gray)                                               7.500     11/01/2020          1,581,150
---------------------------------------------------------------------------------------------------------------------------
     950,000   NYC IDA (Just Bagels Manufacturing)                                8.500     11/01/2016            949,107
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   NYC IDA (Just Bagels Manufacturing)                                8.750     11/01/2026          1,079,190
---------------------------------------------------------------------------------------------------------------------------
   1,675,000   NYC IDA (Koenig Iron Works)                                        8.375     12/01/2025          1,748,281
---------------------------------------------------------------------------------------------------------------------------
   1,830,000   NYC IDA (L&M Optical Disc)                                         7.125     11/01/2010          1,835,032
---------------------------------------------------------------------------------------------------------------------------
   3,025,000   NYC IDA (Little Red Schoolhouse)                                   6.750     11/01/2018          3,028,600
---------------------------------------------------------------------------------------------------------------------------
     615,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                 7.000     11/01/2009            575,382
---------------------------------------------------------------------------------------------------------------------------
   2,995,000   NYC IDA (Lucky Polyethylene Manufacturing Company)                 7.800     11/01/2024          2,665,700
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC IDA (Lycee Francais De New York)                               5.375     06/01/2023          2,032,180
---------------------------------------------------------------------------------------------------------------------------
  23,000,000   NYC IDA (Magen David Yeshivah)                                     5.700     06/15/2027         23,486,450
---------------------------------------------------------------------------------------------------------------------------
   3,875,000   NYC IDA (Marymount School of NY)                                   5.250     09/01/2031          3,920,492
---------------------------------------------------------------------------------------------------------------------------
  19,335,000   NYC IDA (MediSys Health Network)                                   6.250     03/15/2024         17,905,563
---------------------------------------------------------------------------------------------------------------------------
   2,325,000   NYC IDA (Mesorah Publications)                                     6.450     02/01/2011          2,302,075
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   NYC IDA (Mesorah Publications)                                     6.950     02/01/2021          4,697,840
---------------------------------------------------------------------------------------------------------------------------
   2,275,000   NYC IDA (Morrisons Pastry)                                         6.500     11/01/2019          1,911,500
---------------------------------------------------------------------------------------------------------------------------
  17,050,000   NYC IDA (Northwest Airlines)                                       6.000     06/01/2027         10,646,361
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYC IDA (NY Blood Center)                                          7.200     05/01/2012 p          537,315
---------------------------------------------------------------------------------------------------------------------------
     205,000   NYC IDA (NY Hostel Company)                                        6.750     01/01/2004            206,146
---------------------------------------------------------------------------------------------------------------------------
   4,400,000   NYC IDA (NY Hostel Company)                                        7.600     01/01/2017          4,542,384
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC IDA (NY Vanities & Manufacturing)                              7.000     11/01/2009            511,667
---------------------------------------------------------------------------------------------------------------------------
   1,405,000   NYC IDA (NY Vanities & Manufacturing)                              7.500     11/01/2019          1,329,706
---------------------------------------------------------------------------------------------------------------------------
   1,720,000   NYC IDA (NYC Outward Bound Center)                                 7.250     11/01/2010          1,741,827

                         20 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   660,000   NYC IDA (Paradise Products)                                        7.125%    11/01/2007      $     656,693
---------------------------------------------------------------------------------------------------------------------------
   4,475,000   NYC IDA (Paradise Products)                                        8.250     11/01/2022          4,583,295
---------------------------------------------------------------------------------------------------------------------------
   1,055,000   NYC IDA (Petrocelli Electric)                                      7.250     11/01/2007          1,078,537
---------------------------------------------------------------------------------------------------------------------------
     310,000   NYC IDA (Petrocelli Electric)                                      7.250     11/01/2008            315,837
---------------------------------------------------------------------------------------------------------------------------
   3,780,000   NYC IDA (Petrocelli Electric)                                      8.000     11/01/2017          3,924,056
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Petrocelli Electric)                                      8.000     11/01/2018            979,095
---------------------------------------------------------------------------------------------------------------------------
      70,000   NYC IDA (Polytechnic University)                                   6.000     11/01/2020             73,086
---------------------------------------------------------------------------------------------------------------------------
  14,200,000   NYC IDA (Polytechnic University)                                   6.125     11/01/2030         14,790,436
---------------------------------------------------------------------------------------------------------------------------
     345,000   NYC IDA (Pop Display)                                              6.750     12/30/2014            346,483
---------------------------------------------------------------------------------------------------------------------------
   2,645,000   NYC IDA (Pop Display)                                              7.900     12/30/2014          2,671,794
---------------------------------------------------------------------------------------------------------------------------
   2,240,000   NYC IDA (Precision Gear)                                           6.375     11/01/2024          2,046,486
---------------------------------------------------------------------------------------------------------------------------
   1,910,000   NYC IDA (Precision Gear)                                           6.375     11/01/2024          1,744,995
---------------------------------------------------------------------------------------------------------------------------
     930,000   NYC IDA (Precision Gear)                                           7.625     11/01/2024            922,616
---------------------------------------------------------------------------------------------------------------------------
     815,000   NYC IDA (PRFF)                                                     7.000     10/01/2016            825,155
---------------------------------------------------------------------------------------------------------------------------
   1,290,000   NYC IDA (Priority Mailers)                                         9.000     03/01/2010          1,294,528
---------------------------------------------------------------------------------------------------------------------------
     710,000   NYC IDA (Promotional Slideguide)                                   7.500     12/01/2010            752,131
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   NYC IDA (Promotional Slideguide)                                   7.875     12/01/2015          1,129,912
---------------------------------------------------------------------------------------------------------------------------
     545,000   NYC IDA (Psycho Therapy)                                           9.625     04/01/2010            545,905
---------------------------------------------------------------------------------------------------------------------------
   3,210,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                       6.250     11/01/2014          3,027,158
---------------------------------------------------------------------------------------------------------------------------
   8,595,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                       6.750     11/01/2028          7,944,015
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYC IDA (Sahadi Fine Foods)                                        6.250     11/01/2009          1,595,154
---------------------------------------------------------------------------------------------------------------------------
   4,085,000   NYC IDA (Sahadi Fine Foods)                                        6.750     11/01/2019          3,895,211
---------------------------------------------------------------------------------------------------------------------------
   4,295,000   NYC IDA (Sequins International)                                    8.950     01/30/2016          4,356,676
---------------------------------------------------------------------------------------------------------------------------
   4,380,000   NYC IDA (Showman Fabricators)                                      7.500     11/01/2028          4,414,821
---------------------------------------------------------------------------------------------------------------------------
   3,600,000   NYC IDA (South Bronx Overall Economic Devel.)                      8.625     12/01/2025          3,560,040
---------------------------------------------------------------------------------------------------------------------------
   4,255,000   NYC IDA (Special Needs Facilities Pooled Program)                  6.650     07/01/2023          3,869,072
---------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (Special Needs Facilities Pooled Program)                  7.125     08/01/2006          1,478,681
---------------------------------------------------------------------------------------------------------------------------
   7,010,000   NYC IDA (Special Needs Facilities Pooled Program)                  7.875     08/01/2025          7,287,947
---------------------------------------------------------------------------------------------------------------------------
   5,115,000   NYC IDA (St. Bernard's School)                                     7.000     12/01/2021          5,392,898
---------------------------------------------------------------------------------------------------------------------------
      10,000   NYC IDA (Staten Island University Hospital)                        6.375     07/01/2031             10,099
---------------------------------------------------------------------------------------------------------------------------
   2,045,000   NYC IDA (Staten Island University Hospital)                        6.375     07/01/2031          2,065,286
---------------------------------------------------------------------------------------------------------------------------
     585,000   NYC IDA (Streamline Plastics)                                      7.750     12/01/2015            593,646
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   NYC IDA (Streamline Plastics)                                      8.125     12/01/2025          1,310,407
---------------------------------------------------------------------------------------------------------------------------
      60,000   NYC IDA (Summit School)                                            7.250     12/01/2004             60,307
---------------------------------------------------------------------------------------------------------------------------
   1,485,000   NYC IDA (Summit School)                                            8.250     12/01/2024          1,530,679
---------------------------------------------------------------------------------------------------------------------------
   1,120,000   NYC IDA (Surprise Plastics)                                        7.500     11/01/2013          1,113,526
---------------------------------------------------------------------------------------------------------------------------
   2,480,000   NYC IDA (Surprise Plastics)                                        8.500     11/01/2023          2,463,012
---------------------------------------------------------------------------------------------------------------------------
   3,510,000   NYC IDA (Terminal One Group Association)                           6.000     01/01/2015          3,604,700
---------------------------------------------------------------------------------------------------------------------------
  25,460,000   NYC IDA (Terminal One Group Association)                           6.000     01/01/2019         26,122,724
---------------------------------------------------------------------------------------------------------------------------
     210,000   NYC IDA (Terminal One Group Association)                           6.100     01/01/2009            216,495
---------------------------------------------------------------------------------------------------------------------------
   9,460,000   NYC IDA (Terminal One Group Association)                           6.125     01/01/2024          9,721,285
---------------------------------------------------------------------------------------------------------------------------
     380,000   NYC IDA (The Bank Street College)                                  5.250     12/01/2021            386,460
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (The Bank Street College)                                  5.250     12/01/2030          1,009,470
---------------------------------------------------------------------------------------------------------------------------
     465,000   NYC IDA (Therapy & Learning Center)                                7.500     10/01/2011            455,533
---------------------------------------------------------------------------------------------------------------------------
   3,735,000   NYC IDA (Therapy & Learning Center)                                8.250     10/01/2031          3,627,395

                         21 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   435,000   NYC IDA (THR Products Corp.)                                       7.250%    11/01/2010      $     431,642
---------------------------------------------------------------------------------------------------------------------------
   1,085,000   NYC IDA (THR Products Corp.)                                       8.250     11/01/2020          1,073,640
---------------------------------------------------------------------------------------------------------------------------
   4,450,000   NYC IDA (Touro College)                                            6.350     06/01/2029          3,969,534
---------------------------------------------------------------------------------------------------------------------------
   4,485,000   NYC IDA (Ulano)                                                    6.900     11/01/2019          4,310,534
---------------------------------------------------------------------------------------------------------------------------
   1,815,000   NYC IDA (Ultimate Display) a                                       9.000     10/15/2011          1,827,251
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC IDA (United Nations School)                                    6.350     12/01/2015          1,060,540
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   NYC IDA (Urban Health Plan)                                        6.250     09/15/2009          1,511,273
---------------------------------------------------------------------------------------------------------------------------
   9,830,000   NYC IDA (Urban Health Plan)                                        7.050     09/15/2026          9,263,497
---------------------------------------------------------------------------------------------------------------------------
     145,000   NYC IDA (Utleys)                                                   6.625     11/01/2006            142,908
---------------------------------------------------------------------------------------------------------------------------
   1,335,000   NYC IDA (Utleys)                                                   7.375     11/01/2023          1,292,534
---------------------------------------------------------------------------------------------------------------------------
     820,000   NYC IDA (Van Blarcom Closures)                                     7.125     11/01/2007            821,870
---------------------------------------------------------------------------------------------------------------------------
   2,965,000   NYC IDA (Van Blarcom Closures)                                     8.000     11/01/2017          3,037,405
---------------------------------------------------------------------------------------------------------------------------
     860,000   NYC IDA (Visual Display) a                                         7.250     11/01/2008            825,050
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   NYC IDA (Visual Display) a                                         8.325     11/01/2018          2,242,950
---------------------------------------------------------------------------------------------------------------------------
     600,000   NYC IDA (Visy Paper)                                               7.550     01/01/2005            600,282
---------------------------------------------------------------------------------------------------------------------------
  17,300,000   NYC IDA (Visy Paper)                                               7.800     01/01/2016         17,384,943
---------------------------------------------------------------------------------------------------------------------------
  48,250,000   NYC IDA (Visy Paper)                                               7.950     01/01/2028         48,727,193
---------------------------------------------------------------------------------------------------------------------------
     685,000   NYC IDA (W & W Jewelers)                                           7.250     02/01/2011            682,650
---------------------------------------------------------------------------------------------------------------------------
   1,555,000   NYC IDA (W & W Jewelers)                                           8.250     02/01/2021          1,548,111
---------------------------------------------------------------------------------------------------------------------------
   4,840,000   NYC IDA (Westchester Square Medical Center)                        8.000     11/01/2010          5,014,192
---------------------------------------------------------------------------------------------------------------------------
   6,160,000   NYC IDA (Westchester Square Medical Center)                        8.375     11/01/2015          6,469,355
---------------------------------------------------------------------------------------------------------------------------
   1,660,000   NYC IDA (World Casing Corp.)                                       6.700     11/01/2019          1,476,354
---------------------------------------------------------------------------------------------------------------------------
   3,745,000   NYC IDA (YMCA of Greater NY)                                       5.250     08/01/2021          3,792,786
---------------------------------------------------------------------------------------------------------------------------
   8,500,000   NYC IDA Special Facilities (JFK International Airport)             8.000     08/01/2012          5,503,920
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2018            251,989
---------------------------------------------------------------------------------------------------------------------------
     530,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2019            236,878
---------------------------------------------------------------------------------------------------------------------------
   6,030,000   NYC Municipal Water Finance Authority                              0.000 z   06/15/2020          2,527,776
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   NYC Municipal Water Finance Authority                              5.000     06/15/2022          3,585,995
---------------------------------------------------------------------------------------------------------------------------
   9,600,000   NYC Municipal Water Finance Authority                              5.000     06/15/2023          9,802,176
---------------------------------------------------------------------------------------------------------------------------
     450,000   NYC Municipal Water Finance Authority                              5.000     06/15/2024            457,592
---------------------------------------------------------------------------------------------------------------------------
  22,190,000   NYC Municipal Water Finance Authority                              5.000     06/15/2029         22,410,347
---------------------------------------------------------------------------------------------------------------------------
     795,000   NYC Municipal Water Finance Authority                              5.125     06/15/2031            810,828
---------------------------------------------------------------------------------------------------------------------------
   4,750,000   NYC Municipal Water Finance Authority                              5.125     06/15/2032          4,851,175
---------------------------------------------------------------------------------------------------------------------------
   6,325,000   NYC Municipal Water Finance Authority                              5.125     06/15/2033          6,472,373
---------------------------------------------------------------------------------------------------------------------------
  39,500,000   NYC Municipal Water Finance Authority                              5.125     06/15/2034         40,348,065
---------------------------------------------------------------------------------------------------------------------------
   6,875,000   NYC Municipal Water Finance Authority                              5.125     06/15/2034          7,033,125
---------------------------------------------------------------------------------------------------------------------------
  18,970,000   NYC Municipal Water Finance Authority                              5.250     06/15/2025         19,751,374
---------------------------------------------------------------------------------------------------------------------------
     550,000   NYC Municipal Water Finance Authority                              5.250     06/15/2034            569,932
---------------------------------------------------------------------------------------------------------------------------
   2,160,000   NYC Municipal Water Finance Authority                              5.375     06/15/2026          2,231,518
---------------------------------------------------------------------------------------------------------------------------
      75,000   NYC Municipal Water Finance Authority                              5.500     06/15/2023             78,887
---------------------------------------------------------------------------------------------------------------------------
  10,850,000   NYC Municipal Water Finance Authority                              5.500     06/15/2033         11,531,380
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYC Municipal Water Finance Authority                              5.750     06/15/2020 p           43,028
---------------------------------------------------------------------------------------------------------------------------
  4,000,000    NYC Municipal Water Finance Authority CAB                          0.000     06/15/2021          1,659,280
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYC Municipal Water Finance Authority LEVRRS                       9.855 f   06/15/2019         10,798,700
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC Municipal Water Finance Authority RITES a,w                    0.000 f   06/15/2029          2,599,400

                         22 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,930,000   NYC Municipal Water Finance Authority RITES a                     13.716% f  06/15/2032      $   3,046,438
---------------------------------------------------------------------------------------------------------------------------
  14,425,000   NYC Municipal Water Finance Authority RITES a                     13.809 f   06/15/2026         15,157,790
---------------------------------------------------------------------------------------------------------------------------
   7,850,000   NYC Municipal Water Finance Authority RITES a                     13.820 f   06/15/2034          8,196,656
---------------------------------------------------------------------------------------------------------------------------
   2,805,000   NYC Municipal Water Finance Authority RITES a                     13.935 f   06/15/2027          2,912,544
---------------------------------------------------------------------------------------------------------------------------
  11,210,000   NYC Municipal Water Finance Authority RITES a                     14.216 f   06/15/2032         12,102,764
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC Municipal Water Finance Authority RITES a                     14.320 f   06/15/2030          5,274,700
---------------------------------------------------------------------------------------------------------------------------
   3,555,000   NYC Municipal Water Finance Authority RITES a                     14.389 f   06/15/2021          3,949,250
---------------------------------------------------------------------------------------------------------------------------
  18,240,000   NYC Municipal Water Finance Authority RITES a                     14.424 f   06/15/2030         19,242,106
---------------------------------------------------------------------------------------------------------------------------
   4,030,000   NYC Municipal Water Finance Authority RITES a                     14.435 f   06/15/2030          4,251,408
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC Municipal Water Finance Authority RITES a                     14.435 f   06/15/2030          5,274,700
---------------------------------------------------------------------------------------------------------------------------
  17,300,000   NYC Municipal Water Finance Authority RITES a                     15.785 f   06/15/2033         21,645,760
---------------------------------------------------------------------------------------------------------------------------
   3,140,000   NYC Municipal Water Finance Authority RITES a                     15.889 f   06/15/2027          3,867,161
---------------------------------------------------------------------------------------------------------------------------
   2,150,000   NYC TFA RITES a                                                   13.820 f   08/15/2027          2,233,979
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   NYC TFA, Series A                                                  5.375     02/15/2022          9,237,440
---------------------------------------------------------------------------------------------------------------------------
   2,930,000   NYC TFA, Series B                                                  4.750     11/15/2023          2,934,366
---------------------------------------------------------------------------------------------------------------------------
   7,545,000   NYC TFA, Series B                                                  5.000     05/01/2030          7,629,278
---------------------------------------------------------------------------------------------------------------------------
  19,914,689   NYS Certificate of Lease a                                         5.875     01/02/2023         20,459,356
---------------------------------------------------------------------------------------------------------------------------
     350,000   NYS DA (Augustana Lutheran Home)                                   5.400     02/01/2031            365,166
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYS DA (Augustana Lutheran Home)                                   5.500     02/01/2041          1,565,415
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS DA (Bethel Springvale Home)                                    6.000     02/01/2035             38,210
---------------------------------------------------------------------------------------------------------------------------
  14,360,000   NYS DA (Buena Vida Nursing Home)                                   5.250     07/01/2028         14,690,424
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   NYS DA (Catholic Health Services)                                  6.000     07/01/2030         21,109,200
---------------------------------------------------------------------------------------------------------------------------
   8,435,000   NYS DA (Center for Nursing)                                        5.550     08/01/2037          8,848,062
---------------------------------------------------------------------------------------------------------------------------
   2,855,000   NYS DA (Chapel Oaks)                                               5.450     07/01/2026          2,893,742
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS DA (City University)                                           5.000     07/01/2023             35,735
---------------------------------------------------------------------------------------------------------------------------
  18,280,000   NYS DA (City University)                                           5.250     07/01/2031         18,714,150
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (Concord Nursing Home)                                      6.500     07/01/2029          2,727,300
---------------------------------------------------------------------------------------------------------------------------
  15,000,000   NYS DA (Court Facilities)                                          5.250     05/15/2021         15,254,700
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   NYS DA (D'Youville College)                                        5.250     07/01/2025          1,292,325
---------------------------------------------------------------------------------------------------------------------------
     525,000   NYS DA (Dept. of Health)                                           5.500     07/01/2021            553,245
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (Ellis Hospital)                                            5.600     08/01/2025             20,753
---------------------------------------------------------------------------------------------------------------------------
  16,970,000   NYS DA (FHA Insured Mtg.), Series B                                0.000 z   08/15/2040          1,722,116
---------------------------------------------------------------------------------------------------------------------------
   6,480,000   NYS DA (Frances Schervier Home & Hospital Obligated Group)         5.500     07/01/2027          6,688,721
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Grace Manor Health Care Facility)                          6.150     07/01/2018          1,113,620
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Highland Hospital)                                         5.450     08/01/2037          2,077,200
---------------------------------------------------------------------------------------------------------------------------
 140,510,000   NYS DA (Insured Hospital)                                          0.000 z   08/15/2036         23,105,464
---------------------------------------------------------------------------------------------------------------------------
  38,650,000   NYS DA (Interfaith Medical Center)                                 5.400     02/15/2028         39,758,096
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Iona College)                                              5.125     07/01/2032          1,021,880
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Jones Memorial Hospital)                                   5.375     08/01/2034          1,036,400
---------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (KMH Homes) a                                               6.950     08/01/2031             30,930
---------------------------------------------------------------------------------------------------------------------------
   3,450,000   NYS DA (L.I. University)                                           5.125     09/01/2023          3,544,496
---------------------------------------------------------------------------------------------------------------------------
   1,400,000   NYS DA (L.I. University)                                           5.250     09/01/2028          1,443,638
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA (Lakeside Memorial Hospital)                                6.000     02/01/2021             27,682
---------------------------------------------------------------------------------------------------------------------------
   9,415,000   NYS DA (Lutheran Social Services of Upstate NY) RITES a            8.563 f   02/01/2038          9,923,692
---------------------------------------------------------------------------------------------------------------------------
   3,115,000   NYS DA (Menorah Home & Hospital) RITES a                          14.301 f   08/01/2038          3,282,151

                         23 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 5,825,000   NYS DA (Menorah Home) RITES a                                     14.489% f  08/01/2038      $   6,161,336
---------------------------------------------------------------------------------------------------------------------------
   4,625,000   NYS DA (Mental Health) RITES a                                    13.935 f   02/15/2023          4,946,530
---------------------------------------------------------------------------------------------------------------------------
   3,465,000   NYS DA (Millard Hospital)                                          5.375     02/01/2032          3,573,212
---------------------------------------------------------------------------------------------------------------------------
   3,180,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.375     07/01/2029          3,478,888
---------------------------------------------------------------------------------------------------------------------------
   2,430,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.875     07/01/2019          2,772,727
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   NYS DA (Miriam Osborn Memorial Home Association)                   6.875     07/01/2025          7,679,976
---------------------------------------------------------------------------------------------------------------------------
   2,375,000   NYS DA (Montefiore Medical) RITES a                               15.889 f   08/01/2038          2,829,385
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.000     07/01/2013          2,609,825
---------------------------------------------------------------------------------------------------------------------------
   6,800,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.000     07/01/2014          7,044,732
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.500     07/01/2017          3,302,250
---------------------------------------------------------------------------------------------------------------------------
  26,920,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.500     07/01/2025         28,756,482
---------------------------------------------------------------------------------------------------------------------------
  42,630,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.600     07/01/2026         44,096,898
---------------------------------------------------------------------------------------------------------------------------
   8,820,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.625     07/01/2019          9,669,631
---------------------------------------------------------------------------------------------------------------------------
  15,000,000   NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)             6.750     07/01/2020         16,481,850
---------------------------------------------------------------------------------------------------------------------------
   2,850,000   NYS DA (Municipal Health Facilities) RITES a                      13.935 f   01/15/2023          3,057,423
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (Norwegian Christian Home & Health Center)                  5.200     08/01/2036          1,024,250
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Norwegian Christian Home & Health Center)                  6.100     08/01/2041          2,177,980
---------------------------------------------------------------------------------------------------------------------------
   4,215,000   NYS DA (Nursing Homes) w                                           5.200     02/01/2032          4,269,584
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   NYS DA (NY & Presbyterian Hospital)                                6.500     08/01/2034          2,349,908
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   NYS DA (NY Hospital Medical Center)                                5.600     02/15/2039          7,227,490
---------------------------------------------------------------------------------------------------------------------------
     585,000   NYS DA (NYS ARC)                                                   5.000     07/01/2026            595,284
---------------------------------------------------------------------------------------------------------------------------
   8,501,468   NYS DA (Our Lady of Mercy Medical Center) Computer Lease a         6.200     08/15/2006          8,346,997
---------------------------------------------------------------------------------------------------------------------------
   6,000,000   NYS DA (Personal Income Tax) w                                     5.000     03/15/2032          6,040,080
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYS DA (Personal Income Tax) w                                     5.050     03/15/2032          1,668,645
---------------------------------------------------------------------------------------------------------------------------
  11,835,000   NYS DA (Rochester General Hospital) RITES a                        9.311 f   08/01/2033         12,419,057
---------------------------------------------------------------------------------------------------------------------------
     600,000   NYS DA (Sarah Neumann Home)                                        5.450     08/01/2027            623,856
---------------------------------------------------------------------------------------------------------------------------
   9,000,000   NYS DA (St. Agnes Hospital)                                        5.400     02/15/2025          9,276,570
---------------------------------------------------------------------------------------------------------------------------
   2,400,000   NYS DA (St. Barnabas Hospital)                                     5.450     08/01/2035          2,477,280
---------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYS DA (St. Clare's Hospital)                                      5.300     02/15/2019          1,834,473
---------------------------------------------------------------------------------------------------------------------------
   2,970,000   NYS DA (St. Clare's Hospital)                                      5.400     02/15/2025          3,061,268
---------------------------------------------------------------------------------------------------------------------------
   2,580,000   NYS DA (St. James Mercy Hospital)                                  5.400     02/01/2038          2,667,075
---------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYS DA (St. Thomas Aquinas College)                                5.250     07/01/2028          1,525,095
---------------------------------------------------------------------------------------------------------------------------
   3,885,000   NYS DA (St. Vincent Depaul Residence)                              5.300     07/01/2018          4,029,172
---------------------------------------------------------------------------------------------------------------------------
     130,000   NYS DA (St. Vincent's Hospital & Medical Center)                   7.400     08/01/2030            133,848
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (State University Dormitory Facilities)                     5.100     07/01/2031          1,015,230
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (State University Educational Facilities)                   0.000 z   05/15/2007             43,842
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS DA (State University Educational Facilities)                   6.000     05/15/2017             96,615
---------------------------------------------------------------------------------------------------------------------------
   3,315,000   NYS DA (Suffolk County Judicial Facilities)                        9.500     04/15/2014          3,803,300
---------------------------------------------------------------------------------------------------------------------------
      55,000   NYS DA (Upstate Community Colleges)                                5.700     07/01/2021             57,009
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   NYS DA (Vassar Brothers)                                           5.375     07/01/2025          1,763,155
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYS DA (Willow Towers)                                             5.400     02/01/2034          2,574,800
---------------------------------------------------------------------------------------------------------------------------
  26,040,000   NYS DA (Wyckoff Heights Medical Center)                            5.300     08/15/2021         26,957,389
---------------------------------------------------------------------------------------------------------------------------
   1,715,000   NYS EFC (Consolidated Water)                                       7.150     11/01/2014          1,746,676
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   NYS EFC (NYS Water Services)                                       5.950     01/15/2020          7,919,775
---------------------------------------------------------------------------------------------------------------------------
   2,340,000   NYS EFC (NYS Water Services)                                       6.000     01/15/2031          2,439,356

                         24 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    45,000   NYS EFC (NYS Water Services)                                       7.500%    03/15/2011      $      45,232
---------------------------------------------------------------------------------------------------------------------------
  11,830,000   NYS EFC (Occidental Petroleum)                                     5.700     09/01/2028         11,765,763
---------------------------------------------------------------------------------------------------------------------------
  15,300,000   NYS EFC (Occidental Petroleum)                                     6.100     11/01/2030         15,409,548
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS ERDA (Brooklyn Union Gas)                                      8.250     12/01/2018             40,464
---------------------------------------------------------------------------------------------------------------------------
   4,700,000   NYS ERDA (Brooklyn Union Gas) RIBS                                 9.820 f   07/08/2026          4,938,854
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS                                10.829 f   04/01/2020          8,741,740
---------------------------------------------------------------------------------------------------------------------------
  16,300,000   NYS ERDA (Brooklyn Union Gas) RIBS                                12.385 f   07/01/2026         20,512,246
---------------------------------------------------------------------------------------------------------------------------
     210,000   NYS ERDA (Central Hudson Gas & Electric)                           5.450     08/01/2027            220,912
---------------------------------------------------------------------------------------------------------------------------
  34,865,000   NYS ERDA (Con Ed)                                                  4.700     06/01/2036         35,106,266
---------------------------------------------------------------------------------------------------------------------------
   9,350,000   NYS ERDA (Con Ed) RITES a                                          8.463 f   08/15/2020          9,744,009
---------------------------------------------------------------------------------------------------------------------------
  23,000,000   NYS ERDA (LILCO)                                                   5.300     11/01/2023         23,187,680
---------------------------------------------------------------------------------------------------------------------------
     300,000   NYS ERDA (LILCO)                                                   5.300     10/01/2024            301,656
---------------------------------------------------------------------------------------------------------------------------
  11,740,000   NYS ERDA (LILCO)                                                   7.150     09/01/2019         12,028,687
---------------------------------------------------------------------------------------------------------------------------
  12,625,000   NYS ERDA (LILCO)                                                   7.150     06/01/2020         12,935,449
---------------------------------------------------------------------------------------------------------------------------
   4,355,000   NYS ERDA (LILCO)                                                   7.150     12/01/2020          4,462,089
---------------------------------------------------------------------------------------------------------------------------
   4,180,000   NYS ERDA (LILCO)                                                   7.150     02/01/2022          4,282,786
---------------------------------------------------------------------------------------------------------------------------
   3,485,000   NYS ERDA (NIMO) RITES a                                           14.535 f   11/01/2025          3,807,781
---------------------------------------------------------------------------------------------------------------------------
   4,430,000   NYS ERDA (NIMO), Series A                                          5.150     11/01/2025          4,532,555
---------------------------------------------------------------------------------------------------------------------------
     425,000   NYS ERDA (NYSEG)                                                   5.700     12/01/2028            436,254
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS ERDA (NYSEG)                                                   5.950     12/01/2027             25,005
---------------------------------------------------------------------------------------------------------------------------
      30,000   NYS ERDA (NYSEG)                                                   5.950     12/01/2027             30,898
---------------------------------------------------------------------------------------------------------------------------
   3,625,000   NYS ERDA (RG&E) Residual Certificates a                           18.250 f   09/01/2033          4,771,733
---------------------------------------------------------------------------------------------------------------------------
   3,440,000   NYS HFA (Children's Rescue)                                        7.625     05/01/2018          3,477,118
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   NYS HFA (Dominican Village)                                        6.600     08/15/2027          2,283,666
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (General Hsg.)                                             6.600     11/01/2008             20,239
---------------------------------------------------------------------------------------------------------------------------
   7,335,000   NYS HFA (HELP-Bronx Hsg.)                                          8.050     11/01/2005          7,654,073
---------------------------------------------------------------------------------------------------------------------------
     940,000   NYS HFA (HELP-Suffolk Hsg.)                                        8.100     11/01/2005            980,890
---------------------------------------------------------------------------------------------------------------------------
       2,000   NYS HFA (Hospital & Nursing Home)                                  6.875     11/01/2010 p            2,491
---------------------------------------------------------------------------------------------------------------------------
     205,000   NYS HFA (Hospital & Nursing Home)                                  7.000     11/01/2017 p          257,687
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Meadow Manor)                                             7.750     11/01/2019              5,022
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS HFA (Multifamily Hsg.)                                         0.000 z   11/01/2016             23,298
---------------------------------------------------------------------------------------------------------------------------
  12,695,000   NYS HFA (Multifamily Hsg.)                                         0.000 z   11/01/2017          5,562,949
---------------------------------------------------------------------------------------------------------------------------
     745,000   NYS HFA (Multifamily Hsg.)                                         5.250     11/15/2028            759,379
---------------------------------------------------------------------------------------------------------------------------
   1,340,000   NYS HFA (Multifamily Hsg.)                                         5.300     08/15/2024          1,374,224
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   NYS HFA (Multifamily Hsg.)                                         5.300     11/15/2039          1,730,209
---------------------------------------------------------------------------------------------------------------------------
   1,070,000   NYS HFA (Multifamily Hsg.)                                         5.350     08/15/2020          1,119,648
---------------------------------------------------------------------------------------------------------------------------
   2,860,000   NYS HFA (Multifamily Hsg.)                                         5.350     08/15/2031          2,930,184
---------------------------------------------------------------------------------------------------------------------------
   2,080,000   NYS HFA (Multifamily Hsg.)                                         5.375     02/15/2035          2,137,990
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   NYS HFA (Multifamily Hsg.)                                         5.450     08/15/2032          3,368,528
---------------------------------------------------------------------------------------------------------------------------
   2,075,000   NYS HFA (Multifamily Hsg.)                                         5.500     08/15/2030          2,118,824
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS HFA (Multifamily Hsg.)                                         5.500     08/15/2033          2,080,160
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   NYS HFA (Multifamily Hsg.)                                         5.550     08/15/2019          1,230,686
---------------------------------------------------------------------------------------------------------------------------
   1,385,000   NYS HFA (Multifamily Hsg.)                                         5.600     08/15/2019          1,407,617
---------------------------------------------------------------------------------------------------------------------------
   1,240,000   NYS HFA (Multifamily Hsg.)                                         5.600     02/15/2026          1,280,399
---------------------------------------------------------------------------------------------------------------------------
   1,665,000   NYS HFA (Multifamily Hsg.)                                         5.600     08/15/2033          1,745,769

                         25 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,230,000   NYS HFA (Multifamily Hsg.)                                         5.650%    08/15/2030      $   1,250,885
---------------------------------------------------------------------------------------------------------------------------
   3,200,000   NYS HFA (Multifamily Hsg.)                                         5.650     08/15/2030          3,254,336
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS HFA (Multifamily Hsg.)                                         5.650     08/15/2031          1,016,980
---------------------------------------------------------------------------------------------------------------------------
   1,710,000   NYS HFA (Multifamily Hsg.)                                         5.650     02/15/2034          1,765,370
---------------------------------------------------------------------------------------------------------------------------
   1,470,000   NYS HFA (Multifamily Hsg.)                                         5.700     02/15/2034          1,522,229
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS HFA (Multifamily Hsg.)                                         5.950     08/15/2024             97,219
---------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Multifamily Hsg.)                                         6.000     08/15/2027             10,532
---------------------------------------------------------------------------------------------------------------------------
   1,285,000   NYS HFA (Multifamily Hsg.)                                         6.100     11/15/2036          1,357,204
---------------------------------------------------------------------------------------------------------------------------
   4,700,000   NYS HFA (Multifamily Hsg.)                                         6.125     08/15/2038          4,961,038
---------------------------------------------------------------------------------------------------------------------------
      50,000   NYS HFA (Multifamily Hsg.)                                         6.200     08/15/2012             51,014
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Multifamily Hsg.)                                         6.200     08/15/2016             26,451
---------------------------------------------------------------------------------------------------------------------------
     765,000   NYS HFA (Multifamily Hsg.)                                         6.250     02/15/2031            807,741
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS HFA (Multifamily Hsg.)                                         6.300     08/15/2026          5,245,900
---------------------------------------------------------------------------------------------------------------------------
   1,255,000   NYS HFA (Multifamily Hsg.)                                         6.400     11/15/2027          1,335,973
---------------------------------------------------------------------------------------------------------------------------
   2,905,000   NYS HFA (Multifamily Hsg.)                                         6.500     08/15/2024          2,966,208
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   NYS HFA (Multifamily Hsg.)                                         6.700     08/15/2025          3,310,178
---------------------------------------------------------------------------------------------------------------------------
   5,550,000   NYS HFA (Multifamily Hsg.)                                         6.750     11/15/2036          5,810,850
---------------------------------------------------------------------------------------------------------------------------
      75,000   NYS HFA (Multifamily Hsg.)                                         6.950     08/15/2012             76,634
---------------------------------------------------------------------------------------------------------------------------
   5,400,000   NYS HFA (Multifamily Hsg.)                                         7.050     08/15/2024          5,514,966
---------------------------------------------------------------------------------------------------------------------------
   1,486,000   NYS HFA (Multifamily Hsg.)                                         7.450     11/01/2028          1,488,511
---------------------------------------------------------------------------------------------------------------------------
     900,000   NYS HFA (Multifamily Hsg.)                                         7.550     11/01/2029            909,999
---------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYS HFA (NH&HC) RITES a                                           14.541 f   11/01/2016          3,599,364
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS HFA (Nonprofit Hsg.)                                           6.400     11/01/2010             40,584
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                                           6.400     11/01/2013             26,024
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                                           6.600     11/01/2010             20,239
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                                           6.600     11/01/2013             20,434
---------------------------------------------------------------------------------------------------------------------------
   2,055,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2009          2,135,946
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2010          2,307,446
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2011          2,504,930
---------------------------------------------------------------------------------------------------------------------------
   2,610,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2012          2,712,808
---------------------------------------------------------------------------------------------------------------------------
   2,830,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2013          2,941,474
---------------------------------------------------------------------------------------------------------------------------
   1,395,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2014          1,449,949
---------------------------------------------------------------------------------------------------------------------------
   1,510,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2015          1,569,479
---------------------------------------------------------------------------------------------------------------------------
   1,630,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2016          1,694,206
---------------------------------------------------------------------------------------------------------------------------
   1,780,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2017          1,850,114
---------------------------------------------------------------------------------------------------------------------------
   1,885,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2018          1,959,250
---------------------------------------------------------------------------------------------------------------------------
   1,155,000   NYS HFA (Nonprofit Hsg.)                                           8.400     11/01/2019          1,200,495
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS HFA (Phillips Village)                                         7.750     08/15/2017          5,404,350
---------------------------------------------------------------------------------------------------------------------------
   3,985,000   NYS HFA (Service Contract)                                         5.375     03/15/2023          4,024,571
---------------------------------------------------------------------------------------------------------------------------
   5,600,000   NYS HFA (Service Contract)                                         5.500     09/15/2022          5,789,280
---------------------------------------------------------------------------------------------------------------------------
   5,525,000   NYS HFA (Service Contract)                                         5.500     03/15/2025          5,688,319
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Service Contract)                                         6.125     03/15/2020 p            5,272
---------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Service Contract)                                         6.125     03/15/2020             21,006
---------------------------------------------------------------------------------------------------------------------------
     255,000   NYS HFA (Service Contract)                                         6.500     03/15/2025            282,974
---------------------------------------------------------------------------------------------------------------------------
     715,000   NYS HFA (Shorehill Hsg.)                                           7.500     05/01/2008            716,123

                         26 | ROCHESTER FUND MUNICIPALS
   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,120,000   NYS HFA, Series E                                                  5.700%    08/15/2033      $   2,223,074
---------------------------------------------------------------------------------------------------------------------------
     500,000   NYS HFA, Series F                                                  5.700     08/15/2032            524,310
---------------------------------------------------------------------------------------------------------------------------
      80,000   NYS LGAC                                                           5.500     04/01/2023             82,670
---------------------------------------------------------------------------------------------------------------------------
     435,000   NYS LGSC (SCSB)                                                    7.250     12/15/2011            433,312
---------------------------------------------------------------------------------------------------------------------------
     810,000   NYS LGSC (SCSB) a                                                  7.375     12/15/2016            825,471
---------------------------------------------------------------------------------------------------------------------------
     980,000   NYS LGSC (SCSB)                                                    7.750     12/15/2021            975,237
---------------------------------------------------------------------------------------------------------------------------
     275,000   NYS Medcare (Beth Israel Medical Center)                           7.125     11/01/2006            272,297
---------------------------------------------------------------------------------------------------------------------------
   2,025,000   NYS Medcare (Beth Israel Medical Center)                           7.200     11/01/2014          1,935,961
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   NYS Medcare (Central Suffolk Hospital)                             6.125     11/01/2016            791,243
---------------------------------------------------------------------------------------------------------------------------
      35,000   NYS Medcare (Hospital & Nursing Home)                              5.750     08/15/2019             40,436
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Hospital & Nursing Home)                              6.200     08/15/2022              5,182
---------------------------------------------------------------------------------------------------------------------------
      95,000   NYS Medcare (Hospital & Nursing Home)                              6.200     02/15/2023             97,478
---------------------------------------------------------------------------------------------------------------------------
      65,000   NYS Medcare (Hospital & Nursing Home)                              6.375     08/15/2029             70,286
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS Medcare (Hospital & Nursing Home)                              6.375     08/15/2033          1,025,530
---------------------------------------------------------------------------------------------------------------------------
   1,945,000   NYS Medcare (Hospital & Nursing Home)                              6.500     02/15/2034          2,082,025
---------------------------------------------------------------------------------------------------------------------------
   2,410,000   NYS Medcare (Hospital & Nursing Home)                              6.650     08/15/2032          2,471,985
---------------------------------------------------------------------------------------------------------------------------
   4,560,000   NYS Medcare (Hospital & Nursing Home)                              7.400     11/01/2016          4,734,648
---------------------------------------------------------------------------------------------------------------------------
   1,745,000   NYS Medcare (Hospital & Nursing Home)                              9.000     02/15/2026          1,799,270
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   NYS Medcare (Hospital & Nursing Home)                              9.375     11/01/2016          5,108,535
---------------------------------------------------------------------------------------------------------------------------
   1,935,000   NYS Medcare (Hospital & Nursing Home)                             10.000     11/01/2006          2,057,486
---------------------------------------------------------------------------------------------------------------------------
      70,000   NYS Medcare (Insured Mtg. Nursing)                                 6.500     11/01/2015             71,560
---------------------------------------------------------------------------------------------------------------------------
   1,650,000   NYS Medcare (M.G. Nursing Home)                                    6.375     02/15/2035          1,808,945
---------------------------------------------------------------------------------------------------------------------------
      40,000   NYS Medcare (Mental Health)                                        5.500     08/15/2021             40,866
---------------------------------------------------------------------------------------------------------------------------
     250,000   NYS Medcare (Mental Health)                                        5.500     08/15/2024            258,748
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Montefiore Medical Center)                            5.750     02/15/2025             26,864
---------------------------------------------------------------------------------------------------------------------------
     650,000   NYS Medcare (Our Lady of Victory Hospital)                         6.625     11/01/2016            659,204
---------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Secured Hospital)                                     6.250     02/15/2024             26,585
---------------------------------------------------------------------------------------------------------------------------
  22,000,000   NYS Medcare (St. Luke's Hospital) IVRC a                           9.384 f   02/15/2029         23,497,320
---------------------------------------------------------------------------------------------------------------------------
  12,500,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.133 f   02/15/2029         13,353,125
---------------------------------------------------------------------------------------------------------------------------
   8,400,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.190 f   02/15/2029          8,973,300
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.190 f   02/15/2029          6,142,438
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS Medcare (St. Luke's Hospital) RITES a                          9.248 f   02/15/2029         10,682,500
---------------------------------------------------------------------------------------------------------------------------
   5,925,000   NYS Medcare RITES a                                                8.463 f   02/15/2019          6,258,755
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS Medcare RITES a                                                8.713 f   02/15/2025         10,360,500
---------------------------------------------------------------------------------------------------------------------------
     260,000   NYS Thruway Authority                                              0.000 z   01/01/2005            248,893
---------------------------------------------------------------------------------------------------------------------------
  25,000,000   NYS Thruway Authority Convertible INFLOS                           7.945 f   01/01/2024         25,090,500
---------------------------------------------------------------------------------------------------------------------------
   7,140,000   NYS Thruway Authority RITES a                                     13.924 f   01/01/2025          7,501,570
---------------------------------------------------------------------------------------------------------------------------
      15,000   NYS UDC (Correctional Facilities)                                  0.000 z   01/01/2003             15,000
---------------------------------------------------------------------------------------------------------------------------
       5,000   NYS UDC (Correctional Facilities)                                  0.000 z   01/01/2013              3,390
---------------------------------------------------------------------------------------------------------------------------
   1,550,000   NYS UDC (Correctional Facilities)                                  5.000     01/01/2028          1,563,206
---------------------------------------------------------------------------------------------------------------------------
  12,140,000   NYS UDC (Correctional Facilities)                                  5.250     01/01/2021         12,235,299
---------------------------------------------------------------------------------------------------------------------------
  10,045,000   NYS UDC (Correctional Facilities)                                  5.375     01/01/2023         10,663,872
---------------------------------------------------------------------------------------------------------------------------
      80,000   NYS UDC (South Mall) CAB                                           0.000 z   01/01/2011             52,537
---------------------------------------------------------------------------------------------------------------------------
     345,000   NYS UDC (South Mall) CAB                                           0.000 z   01/01/2011            226,565
---------------------------------------------------------------------------------------------------------------------------
   5,480,000   Oneida County IDA (Bonide Products)                                6.250     11/01/2018          5,177,285

                         27 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   875,000   Oneida County IDA (Mobile Climate Control)                         8.000%    11/01/2008      $     903,831
---------------------------------------------------------------------------------------------------------------------------
   2,825,000   Oneida County IDA (Mobile Climate Control)                         8.750     11/01/2018          2,916,022
---------------------------------------------------------------------------------------------------------------------------
     450,000   Oneida County IDA (Mohawk Valley Handicapped Services)             5.300     03/15/2019            457,353
---------------------------------------------------------------------------------------------------------------------------
     740,000   Oneida County IDA (Mohawk Valley Handicapped Services)             5.350     03/15/2029            739,415
---------------------------------------------------------------------------------------------------------------------------
   1,190,000   Oneida County IDA (Presbyterian Home)                              5.250     03/01/2019          1,231,483
---------------------------------------------------------------------------------------------------------------------------
   1,015,000   Oneida County IDA (Presbyterian Home)                              6.100     06/01/2020          1,100,514
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Onondaga County IDA (Air Cargo)                                    6.125     01/01/2032          4,047,680
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Onondaga County IDA (Air Cargo)                                    7.250     01/01/2032          2,006,480
---------------------------------------------------------------------------------------------------------------------------
  85,750,000   Onondaga County IDA (Coltec Industries)                            7.000     05/01/2015         68,762,925
---------------------------------------------------------------------------------------------------------------------------
     540,000   Onondaga County IDA (Coltec Industries)                            7.250     06/01/2008            549,558
---------------------------------------------------------------------------------------------------------------------------
     770,000   Onondaga County IDA (Coltec Industries)                            9.875     10/01/2010            800,723
---------------------------------------------------------------------------------------------------------------------------
   1,595,000   Onondaga County IDA (Community General Hospital)                   5.500     11/01/2018          1,220,255
---------------------------------------------------------------------------------------------------------------------------
   8,345,000   Onondaga County IDA (Community General Hospital)                   6.625     01/01/2018          7,241,708
---------------------------------------------------------------------------------------------------------------------------
   1,305,000   Onondaga County IDA (Gear Motion)                                  8.900     12/15/2011          1,317,371
---------------------------------------------------------------------------------------------------------------------------
   4,200,000   Onondaga County IDA (Le Moyne College)                             5.625     12/01/2021          4,368,084
---------------------------------------------------------------------------------------------------------------------------
  11,500,000   Onondaga County IDA (Solvay Paperboard)                            6.800     11/01/2014         11,839,135
---------------------------------------------------------------------------------------------------------------------------
  67,200,000   Onondaga County IDA (Solvay Paperboard)                            7.000     11/01/2030         70,137,312
---------------------------------------------------------------------------------------------------------------------------
     750,000   Onondaga County IDA (Syracuse Home)                                5.200     12/01/2018            768,195
---------------------------------------------------------------------------------------------------------------------------
  19,980,000   Onondaga County Res Rec                                            6.875     05/01/2006         16,389,994
---------------------------------------------------------------------------------------------------------------------------
     712,000   Ontario County IDA (Ontario Design)                                6.500     11/01/2005            718,622
---------------------------------------------------------------------------------------------------------------------------
     430,000   Orange County IDA (Adult Homes at Erie Station)                    7.000     08/01/2021            432,516
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2021          2,514,625
---------------------------------------------------------------------------------------------------------------------------
   2,300,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2031          2,296,987
---------------------------------------------------------------------------------------------------------------------------
   2,090,000   Orange County IDA (Arden Hill Life Care Center)                    7.000     08/01/2031          2,087,262
---------------------------------------------------------------------------------------------------------------------------
   2,705,000   Orange County IDA (Glen Arden)                                     5.625     01/01/2018          2,409,479
---------------------------------------------------------------------------------------------------------------------------
   5,590,000   Orange County IDA (Glen Arden)                                     5.700     01/01/2028          4,663,402
---------------------------------------------------------------------------------------------------------------------------
  22,450,000   Orange County IDA (Glen Arden)                                     8.875     01/01/2025 p       25,865,768
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Orange County IDA (Kingston Manufacturing) a                       8.000     11/01/2017          2,532,330
---------------------------------------------------------------------------------------------------------------------------
     460,000   Orange County IDA (Mental Retardation Project)                     7.800     07/01/2011            462,834
---------------------------------------------------------------------------------------------------------------------------
   1,715,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2021          1,788,574
---------------------------------------------------------------------------------------------------------------------------
   6,330,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2026          6,511,038
---------------------------------------------------------------------------------------------------------------------------
   2,235,000   Orange County IDA (St. Luke's Cornwall Hospital Obligated Group)   5.375     12/01/2026          2,298,921
---------------------------------------------------------------------------------------------------------------------------
   7,920,000   Orange County IDA (Tuxedo Place) a                                 7.000     08/01/2032          6,389,935
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Orange County IDA (Tuxedo Place) a                                 7.000     08/01/2033          2,016,750
---------------------------------------------------------------------------------------------------------------------------
   2,755,000   Oswego County IDA (Bishop's Common)                                5.375     02/01/2049          2,856,026
---------------------------------------------------------------------------------------------------------------------------
   3,260,000   Oswego County IDA (Seneca Hill Manor)                              5.650     08/01/2037          3,424,434
---------------------------------------------------------------------------------------------------------------------------
   2,970,000   Otsego County IDA (Bassett Healthcare Project)                     5.350     11/01/2020          3,114,906
---------------------------------------------------------------------------------------------------------------------------
   3,000,000   Otsego County IDA (Hartwick College)                               5.500     07/01/2019          3,479,100
---------------------------------------------------------------------------------------------------------------------------
   5,700,000   Otsego County IDA (Hartwick College)                               5.900     07/01/2022          5,825,514
---------------------------------------------------------------------------------------------------------------------------
  11,400,000   Peekskill IDA (Drum Hill)                                          6.375     10/01/2028         10,169,826
---------------------------------------------------------------------------------------------------------------------------
     762,716   Peekskill IDA (Karta)                                              9.000     07/01/2010            771,464
---------------------------------------------------------------------------------------------------------------------------
   1,020,000   Pilgrim Village HDC (Multifamily Hsg.)                             6.800     02/01/2021          1,021,510
---------------------------------------------------------------------------------------------------------------------------
   5,445,000   Port Authority NY/NJ (Continental Airlines)                        9.000     12/01/2006          5,413,637
---------------------------------------------------------------------------------------------------------------------------
   1,260,000   Port Authority NY/NJ (Continental Airlines)                        9.000     12/01/2010          1,252,894
---------------------------------------------------------------------------------------------------------------------------
  50,285,000   Port Authority NY/NJ (Continental Airlines)                        9.125     12/01/2015         50,194,990

                         28 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    10,000   Port Authority NY/NJ (JFK International Air Terminal)              5.750%    12/01/2025      $      10,695
---------------------------------------------------------------------------------------------------------------------------
     285,000   Port Authority NY/NJ (KIAC)                                        6.750     10/01/2011            299,806
---------------------------------------------------------------------------------------------------------------------------
  15,250,000   Port Authority NY/NJ (KIAC)                                        6.750     10/01/2019         15,736,933
---------------------------------------------------------------------------------------------------------------------------
   2,755,000   Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)             6.000     08/01/2032          2,944,709
---------------------------------------------------------------------------------------------------------------------------
   1,990,000   Putnam County IDA (Brewster Plastics)                              8.500     12/01/2016          2,058,118
---------------------------------------------------------------------------------------------------------------------------
   6,365,000   Rensselaer County Tobacco Asset Securitization Corp.               5.625     06/01/2035          6,364,682
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   Rensselaer County Tobacco Asset Securitization Corp.               5.750     06/01/2043          7,027,370
---------------------------------------------------------------------------------------------------------------------------
       5,000   Rensselaer Hsg. Authority (Renwyck)                                7.650     01/01/2011              5,160
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Rensselaer Municipal Leasing Corp.
               (Rensselaer County Nursing Home)                                   6.900     06/01/2024         20,405,800
---------------------------------------------------------------------------------------------------------------------------
   1,855,000   Riverhead IDA (Michael Reilly Design)                              8.625     02/01/2012          1,829,846
---------------------------------------------------------------------------------------------------------------------------
     550,000   Riverhead IDA (Michael Reilly Design)                              8.625     02/01/2012            542,438
---------------------------------------------------------------------------------------------------------------------------
   4,535,000   Riverhead IDA (Michael Reilly Design)                              8.875     02/01/2032          4,439,448
---------------------------------------------------------------------------------------------------------------------------
  14,990,000   Rochester Hsg. Authority (Crossroads Apartments)                   7.700     01/01/2017         16,316,315
---------------------------------------------------------------------------------------------------------------------------
   6,790,000   Rochester Museum & Science Center                                  6.125     12/01/2015          6,676,743
---------------------------------------------------------------------------------------------------------------------------
   2,090,000   Rockland County IDA (Dominican College)                            5.900     05/01/2010          2,061,137
---------------------------------------------------------------------------------------------------------------------------
   5,000,000   Rockland County IDA (Dominican College)                            6.250     05/01/2028          4,884,600
---------------------------------------------------------------------------------------------------------------------------
     740,000   Rockland County Tobacco Asset Securitization Corp.                 5.500     08/15/2025            730,054
---------------------------------------------------------------------------------------------------------------------------
   9,225,000   Rockland County Tobacco Asset Securitization Corp.                 5.625     08/15/2035          9,224,354
---------------------------------------------------------------------------------------------------------------------------
  10,100,000   Rockland County Tobacco Asset Securitization Corp.                 5.750     08/15/2043         10,154,843
---------------------------------------------------------------------------------------------------------------------------
   1,325,000   Saratoga County IDA (ARC)                                          8.400     03/01/2013          1,355,263
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Schenectady IDA (Schaffer Heights Hsg.)                            6.000     11/01/2030          1,739,558
---------------------------------------------------------------------------------------------------------------------------
   3,335,000   Schenectady Metroplex Devel. Authority, Series A                   5.375     12/15/2021          3,414,973
---------------------------------------------------------------------------------------------------------------------------
     380,000   Schroon Lake Fire District a                                       7.250     03/01/2009            381,524
---------------------------------------------------------------------------------------------------------------------------
     175,000   Scotia Hsg. Authority (Holyrood House)                             7.000     06/01/2009            181,494
---------------------------------------------------------------------------------------------------------------------------
   5,060,000   SONYMA, Series 24                                                  6.125     10/01/2030          5,422,195
---------------------------------------------------------------------------------------------------------------------------
   2,450,000   SONYMA, Series 29                                                  5.450     04/01/2031          2,522,128
---------------------------------------------------------------------------------------------------------------------------
      15,000   SONYMA, Series 30-C2                                               5.800     10/01/2025             15,359
---------------------------------------------------------------------------------------------------------------------------
  11,595,000   SONYMA, Series 38 RITES a                                         10.006 f   04/01/2025         12,011,724
---------------------------------------------------------------------------------------------------------------------------
      75,000   SONYMA, Series 40-B                                                6.400     10/01/2012             77,893
---------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 46                                                  6.500     04/01/2013            105,466
---------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 54                                                  6.100     10/01/2015            106,010
---------------------------------------------------------------------------------------------------------------------------
      55,000   SONYMA, Series 54                                                  6.200     10/01/2026             60,943
---------------------------------------------------------------------------------------------------------------------------
      45,000   SONYMA, Series 54                                                  6.200     10/01/2026             49,862
---------------------------------------------------------------------------------------------------------------------------
   5,535,000   SONYMA, Series 58                                                  6.400     04/01/2027          6,109,810
---------------------------------------------------------------------------------------------------------------------------
     160,000   SONYMA, Series 60                                                  6.000     10/01/2022            169,619
---------------------------------------------------------------------------------------------------------------------------
      15,000   SONYMA, Series 63                                                  6.125     04/01/2027             15,916
---------------------------------------------------------------------------------------------------------------------------
  10,080,000   SONYMA, Series 65                                                  5.850     10/01/2028         10,588,133
---------------------------------------------------------------------------------------------------------------------------
  19,570,000   SONYMA, Series 67                                                  5.800     10/01/2028         21,289,225
---------------------------------------------------------------------------------------------------------------------------
   3,295,000   SONYMA, Series 69                                                  5.400     10/01/2019          3,417,574
---------------------------------------------------------------------------------------------------------------------------
   6,320,000   SONYMA, Series 69                                                  5.500     10/01/2028          6,519,396
---------------------------------------------------------------------------------------------------------------------------
   4,670,000   SONYMA, Series 69 RITES a                                          8.928 f   10/01/2028          4,962,762
---------------------------------------------------------------------------------------------------------------------------
  13,000,000   SONYMA, Series 71                                                  5.400     04/01/2029         13,344,760
---------------------------------------------------------------------------------------------------------------------------
  10,150,000   SONYMA, Series 71 RITES a                                          8.728 f   04/01/2029         10,688,458
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   SONYMA, Series 73 RITES a                                         15.032 f   10/01/2028          5,979,160

                         29 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,675,000   SONYMA, Series 73-A                                                5.300%    10/01/2028      $   1,711,482
---------------------------------------------------------------------------------------------------------------------------
  10,525,000   SONYMA, Series 79                                                  5.300     04/01/2029         10,759,287
---------------------------------------------------------------------------------------------------------------------------
      20,000   SONYMA, Series 82                                                  5.650     04/01/2030             20,740
---------------------------------------------------------------------------------------------------------------------------
     990,000   SONYMA, Series 88                                                  6.250     04/01/2030          1,114,295
---------------------------------------------------------------------------------------------------------------------------
   6,035,000   SONYMA, Series 97                                                  5.500     04/01/2031          6,240,552
---------------------------------------------------------------------------------------------------------------------------
     300,000   St. Lawrence County IDA (Clarkson University)                      5.125     07/01/2021            305,808
---------------------------------------------------------------------------------------------------------------------------
   1,315,000   St. Lawrence County IDA (Clarkson University)                      5.250     07/01/2031          1,332,687
---------------------------------------------------------------------------------------------------------------------------
   2,370,000   St. Lawrence County IDA (Clarkson University)                      5.500     07/01/2029          2,450,414
---------------------------------------------------------------------------------------------------------------------------
   2,805,000   St. Lawrence County IDA (Hepburn Medical Center)                   5.375     12/01/2019          2,967,438
---------------------------------------------------------------------------------------------------------------------------
   3,595,000   St. Lawrence County IDA (Hepburn Medical Center)                   5.500     12/01/2024          3,759,795
---------------------------------------------------------------------------------------------------------------------------
     640,000   Suffolk County IDA (ALIA - ACDS)                                   7.125     06/01/2017            645,978
---------------------------------------------------------------------------------------------------------------------------
     425,000   Suffolk County IDA (ALIA - ACLD)                                   6.375     06/01/2014            417,261
---------------------------------------------------------------------------------------------------------------------------
   1,310,000   Suffolk County IDA (ALIA - ACLD)                                   6.500     03/01/2018          1,229,435
---------------------------------------------------------------------------------------------------------------------------
     745,000   Suffolk County IDA (ALIA - ACLD)                                   7.500     09/01/2015            780,149
---------------------------------------------------------------------------------------------------------------------------
     345,000   Suffolk County IDA (ALIA - ADD)                                    6.950     12/01/2014            353,597
---------------------------------------------------------------------------------------------------------------------------
     530,000   Suffolk County IDA (ALIA - ADD)                                    7.500     09/01/2015            555,005
---------------------------------------------------------------------------------------------------------------------------
     580,000   Suffolk County IDA (ALIA - CDD)                                    7.125     06/01/2017            585,417
---------------------------------------------------------------------------------------------------------------------------
   1,805,000   Suffolk County IDA (ALIA - DDI) a                                  6.375     06/01/2014          1,701,808
---------------------------------------------------------------------------------------------------------------------------
     300,000   Suffolk County IDA (ALIA - DDI) a                                  6.950     12/01/2014            294,543
---------------------------------------------------------------------------------------------------------------------------
     100,000   Suffolk County IDA (ALIA - DDI) a                                  7.500     09/01/2015             93,145
---------------------------------------------------------------------------------------------------------------------------
     935,000   Suffolk County IDA (ALIA - FREE)                                   6.375     06/01/2014            917,974
---------------------------------------------------------------------------------------------------------------------------
   2,140,000   Suffolk County IDA (ALIA - FREE)                                   6.950     12/01/2014          2,177,685
---------------------------------------------------------------------------------------------------------------------------
   5,110,000   Suffolk County IDA (ALIA - FREE)                                   7.125     06/01/2017          5,157,727
---------------------------------------------------------------------------------------------------------------------------
     755,000   Suffolk County IDA (ALIA - IGHL)                                   6.375     06/01/2014            741,251
---------------------------------------------------------------------------------------------------------------------------
     730,000   Suffolk County IDA (ALIA - IGHL)                                   6.950     12/01/2014            742,855
---------------------------------------------------------------------------------------------------------------------------
   1,345,000   Suffolk County IDA (ALIA - IGHL)                                   7.125     06/01/2017          1,357,562
---------------------------------------------------------------------------------------------------------------------------
     320,000   Suffolk County IDA (ALIA - IGHL)                                   7.500     09/01/2015            335,098
---------------------------------------------------------------------------------------------------------------------------
     445,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           6.375     06/01/2014            436,897
---------------------------------------------------------------------------------------------------------------------------
     870,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           6.950     12/01/2014            885,321
---------------------------------------------------------------------------------------------------------------------------
     315,000   Suffolk County IDA (ALIA - L.I. Head Injury Association)           7.500     09/01/2015            329,862
---------------------------------------------------------------------------------------------------------------------------
     735,000   Suffolk County IDA (ALIA - MCH)                                    6.375     06/01/2014            721,616
---------------------------------------------------------------------------------------------------------------------------
   1,830,000   Suffolk County IDA (ALIA - MCH)                                    6.950     12/01/2014          1,862,226
---------------------------------------------------------------------------------------------------------------------------
   1,640,000   Suffolk County IDA (ALIA - MCH)                                    7.125     06/01/2017          1,655,318
---------------------------------------------------------------------------------------------------------------------------
     805,000   Suffolk County IDA (ALIA - NYS ARC)                                7.500     09/01/2015            842,980
---------------------------------------------------------------------------------------------------------------------------
     540,000   Suffolk County IDA (ALIA - Pederson-Krag Center)                   8.375     06/01/2016            536,312
---------------------------------------------------------------------------------------------------------------------------
     565,000   Suffolk County IDA (ALIA - SMCFS)                                  7.500     09/01/2015            591,657
---------------------------------------------------------------------------------------------------------------------------
     770,000   Suffolk County IDA (ALIA - Suffolk Hostels)                        7.500     09/01/2015            806,329
---------------------------------------------------------------------------------------------------------------------------
     315,000   Suffolk County IDA (ALIA - UCPAGS)                                 6.375     06/01/2014            309,264
---------------------------------------------------------------------------------------------------------------------------
   1,265,000   Suffolk County IDA (ALIA - UCPAGS)                                 6.950     12/01/2014          1,287,277
---------------------------------------------------------------------------------------------------------------------------
   1,480,000   Suffolk County IDA (ALIA - UCPAGS)                                 7.000     06/01/2016          1,484,854
---------------------------------------------------------------------------------------------------------------------------
     525,000   Suffolk County IDA (ALIA - UCPAGS)                                 7.500     09/01/2015            549,770
---------------------------------------------------------------------------------------------------------------------------
     450,000   Suffolk County IDA (ALIA - WORCA)                                  6.950     12/01/2014            457,925
---------------------------------------------------------------------------------------------------------------------------
   1,035,000   Suffolk County IDA (ALIA - WORCA)                                  7.125     06/01/2017          1,044,667
---------------------------------------------------------------------------------------------------------------------------
     635,000   Suffolk County IDA (ALIA - WORCA)                                  7.500     09/01/2015            664,959
---------------------------------------------------------------------------------------------------------------------------
   7,293,119   Suffolk County IDA (Camelot Village) b,d                           7.900     11/01/2031          3,658,010

                         30 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   345,000   Suffolk County IDA (CCSSVD)                                        7.000%    04/01/2010      $     344,610
---------------------------------------------------------------------------------------------------------------------------
   2,595,000   Suffolk County IDA (CCSSVD)                                        8.000     04/01/2030          2,593,002
---------------------------------------------------------------------------------------------------------------------------
   1,090,000   Suffolk County IDA (DDI) a                                         6.250     03/01/2009            988,379
---------------------------------------------------------------------------------------------------------------------------
   5,025,000   Suffolk County IDA (DDI) a                                         7.250     03/01/2024          4,646,618
---------------------------------------------------------------------------------------------------------------------------
      80,000   Suffolk County IDA (DDI) a                                         7.375     03/01/2003             79,898
---------------------------------------------------------------------------------------------------------------------------
   9,275,000   Suffolk County IDA (DDI) a                                         8.750     03/01/2023          9,211,466
---------------------------------------------------------------------------------------------------------------------------
   2,605,000   Suffolk County IDA (Dowling College)                               6.625     06/01/2024          2,407,854
---------------------------------------------------------------------------------------------------------------------------
   3,240,000   Suffolk County IDA (Dowling College)                               6.700     12/01/2020          3,061,022
---------------------------------------------------------------------------------------------------------------------------
     280,000   Suffolk County IDA (Federation of Organizations)                   7.625     04/01/2010            281,039
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   Suffolk County IDA (Federation of Organizations)                   8.125     04/01/2030          2,206,260
---------------------------------------------------------------------------------------------------------------------------
     445,000   Suffolk County IDA (Fil-Coil Corp.) a,b,d                          9.000     12/01/2015            267,000
---------------------------------------------------------------------------------------------------------------------------
   1,060,000   Suffolk County IDA (Fil-Coil Corp.) a,b,d                          9.250     12/01/2025            636,000
---------------------------------------------------------------------------------------------------------------------------
   3,860,000   Suffolk County IDA (Huntington First Aid Squad)                    6.650     11/01/2017          3,768,981
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   Suffolk County IDA (Jefferson's Ferry)                             6.125     11/01/2029          3,269,663
---------------------------------------------------------------------------------------------------------------------------
   6,500,000   Suffolk County IDA (Jefferson's Ferry)                             7.200     11/01/2019          6,805,760
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Suffolk County IDA (Jefferson's Ferry)                             7.250     11/01/2028         10,489,900
---------------------------------------------------------------------------------------------------------------------------
   3,500,000   Suffolk County IDA (Nissequogue Cogeneration Partners)             5.300     01/01/2013          3,351,985
---------------------------------------------------------------------------------------------------------------------------
   7,485,000   Suffolk County IDA (Nissequogue Cogeneration Partners)             5.500     01/01/2023          6,849,074
---------------------------------------------------------------------------------------------------------------------------
     715,000   Suffolk County IDA (OBPWC)                                         7.500     11/01/2022            730,680
---------------------------------------------------------------------------------------------------------------------------
   1,600,000   Suffolk County IDA (Peconic Landing Retirement Home)               8.000     10/01/2030          1,620,720
---------------------------------------------------------------------------------------------------------------------------
     325,000   Suffolk County IDA (Pederson-Krag Center)                          7.625     04/01/2010            326,206
---------------------------------------------------------------------------------------------------------------------------
   2,545,000   Suffolk County IDA (Pederson-Krag Center)                          8.125     04/01/2030          2,558,056
---------------------------------------------------------------------------------------------------------------------------
     230,000   Suffolk County IDA (Rainbow Chimes)                                7.000     05/01/2007            220,181
---------------------------------------------------------------------------------------------------------------------------
   2,210,000   Suffolk County IDA (Rainbow Chimes)                                8.000     11/01/2024          2,111,169
---------------------------------------------------------------------------------------------------------------------------
   1,670,000   Suffolk County IDA (Rimland Facilities) a                          3.188 v   12/01/2009          1,667,495
---------------------------------------------------------------------------------------------------------------------------
   5,635,000   Suffolk County IDA (United Cerebral Palsy)                         7.875     09/01/2041          5,489,166
---------------------------------------------------------------------------------------------------------------------------
   1,620,000   Suffolk County IDA (Windmill Village)                              5.700     12/01/2026          1,690,875
---------------------------------------------------------------------------------------------------------------------------
   1,305,000   Suffolk County IDA (Windmill Village)                              5.750     12/01/2031          1,368,762
---------------------------------------------------------------------------------------------------------------------------
   1,065,000   Suffolk County IDA (Wireless Boulevard Realty)                     7.875     12/01/2012          1,112,254
---------------------------------------------------------------------------------------------------------------------------
   4,005,000   Suffolk County IDA (Wireless Boulevard Realty)                     8.625     12/01/2026          4,247,583
---------------------------------------------------------------------------------------------------------------------------
   3,035,000   Sullivan County IDA (Center Discovery Civic Facility)              7.250     02/01/2012          3,065,168
---------------------------------------------------------------------------------------------------------------------------
   9,965,000   Sullivan County IDA (Center Discovery Civic Facility)              7.750     02/01/2027         10,075,910
---------------------------------------------------------------------------------------------------------------------------
   8,725,000   Sullivan County IDA (SCCC Dorm Corp. Civic Facility)               7.250     06/01/2027          8,658,428
---------------------------------------------------------------------------------------------------------------------------
   2,615,000   Sunnybrook EHC                                                    11.250     12/01/2014          2,791,408
---------------------------------------------------------------------------------------------------------------------------
     495,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)           7.375     11/01/2008            500,351
---------------------------------------------------------------------------------------------------------------------------
   6,995,000   Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)           8.500     11/01/2031          7,177,150
---------------------------------------------------------------------------------------------------------------------------
   6,590,000   Syracuse Hsg. Authority (LRRHCF)                                   5.800     08/01/2037          7,033,046
---------------------------------------------------------------------------------------------------------------------------
     550,000   Syracuse Hsg. Authority (LRRHCF)                                   7.500     08/01/2010            557,161
---------------------------------------------------------------------------------------------------------------------------
   2,435,000   Syracuse Hsg. Authority (Pavilion on James)                        7.500     11/01/2042          2,434,927
---------------------------------------------------------------------------------------------------------------------------
     325,000   Syracuse IDA (Anoplate Corp.)                                      7.250     11/01/2007            328,790
---------------------------------------------------------------------------------------------------------------------------
   2,195,000   Syracuse IDA (Anoplate Corp.)                                      8.000     11/01/2022          2,248,602
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Syracuse IDA (Crouse Irving Health Hospital) a                     5.375     01/01/2023            513,610
---------------------------------------------------------------------------------------------------------------------------
  24,795,000   Syracuse IDA (James Square)                                        0.000 z   08/01/2025          5,908,401
---------------------------------------------------------------------------------------------------------------------------
     725,000   Syracuse IDA (Jewish Home of Central NY)                           7.375     03/01/2021            754,065
---------------------------------------------------------------------------------------------------------------------------
   2,050,000   Syracuse IDA (Jewish Home of Central NY)                           7.375     03/01/2031          2,117,015

                         31 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 8,085,000   Syracuse IDA (Spectrum Medsystems Corp.) a,b,d                     8.500%    11/01/2010      $   6,023,325
---------------------------------------------------------------------------------------------------------------------------
     100,000   34th Street BID (34th Street Partnership)                          5.500     01/01/2023            102,102
---------------------------------------------------------------------------------------------------------------------------
   3,750,000   Tompkins County IDA (Ithacare Center)                              6.200     02/01/2037          4,224,675
---------------------------------------------------------------------------------------------------------------------------
   2,790,000   Tompkins County IDA (Kendall at Ithaca)                            7.875     06/01/2015          2,858,829
---------------------------------------------------------------------------------------------------------------------------
   5,760,000   Tompkins County IDA (Kendall at Ithaca)                            7.875     06/01/2024          5,901,581
---------------------------------------------------------------------------------------------------------------------------
     155,000   Tompkins Healthcare Corp. (Reconstruction Home)                   10.800     02/01/2007            178,839
---------------------------------------------------------------------------------------------------------------------------
      75,000   Tompkins Healthcare Corp. (Reconstruction Home)                   10.800     02/01/2028             87,646
---------------------------------------------------------------------------------------------------------------------------
     690,000   Tonawanda SCHC                                                     6.500     12/01/2010            687,005
---------------------------------------------------------------------------------------------------------------------------
 114,050,000   Triborough Bridge & Tunnel Authority                               5.000     01/01/2032        115,244,104
---------------------------------------------------------------------------------------------------------------------------
  20,680,000   Triborough Bridge & Tunnel Authority                               5.000     11/15/2032         20,911,823
---------------------------------------------------------------------------------------------------------------------------
  10,050,000   Triborough Bridge & Tunnel Authority                               5.125     01/01/2031         10,231,302
---------------------------------------------------------------------------------------------------------------------------
   4,190,000   Triborough Bridge & Tunnel Authority RITES a                      13.889 f   01/01/2032          4,389,863
---------------------------------------------------------------------------------------------------------------------------
   8,265,000   Triborough Bridge & Tunnel Authority RITES a                      13.785 f   01/01/2027          8,707,508
---------------------------------------------------------------------------------------------------------------------------
  12,875,000   TSASC, Inc. (TFABs)                                                5.750     07/15/2032         12,926,243
---------------------------------------------------------------------------------------------------------------------------
  23,250,000   TSASC, Inc. (TFABs)                                                6.250     07/15/2034         24,335,543
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   TSASC, Inc. (TFABs)                                                6.375     07/15/2039          4,217,280
---------------------------------------------------------------------------------------------------------------------------
  11,970,000   TSASC, Inc. (TFABs) RITES a                                       18.353 f   07/15/2034         14,571,081
---------------------------------------------------------------------------------------------------------------------------
  30,875,000   TSASC, Inc. (TFABs) RITES a                                       18.853 f   07/15/2039         36,641,215
---------------------------------------------------------------------------------------------------------------------------
      50,000   Tupper Lake HDC                                                    8.125     10/01/2010             50,361
---------------------------------------------------------------------------------------------------------------------------
     995,000   UCP/HCA of Chemung County                                          6.600     08/01/2022          1,161,812
---------------------------------------------------------------------------------------------------------------------------
     725,000   Ulster County IDA (Benedictine Hospital)                           6.400     06/01/2014            673,924
---------------------------------------------------------------------------------------------------------------------------
   1,945,000   Ulster County IDA (Benedictine Hospital)                           6.450     06/01/2024          1,697,188
---------------------------------------------------------------------------------------------------------------------------
   1,915,000   Ulster County IDA (Brooklyn Bottling)                              8.600     06/30/2022          1,956,785
---------------------------------------------------------------------------------------------------------------------------
   4,000,000   Ulster County IDA (Kingston Hospital)                              5.650     11/15/2024          4,045,600
---------------------------------------------------------------------------------------------------------------------------
   1,465,000   Ulster County IDA (Mid-Hudson Family Health Services)              5.350     07/01/2023          1,510,693
---------------------------------------------------------------------------------------------------------------------------
   2,250,000   Ulster County Res Rec                                              6.000     03/01/2014          2,307,218
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Ulster County Tobacco Asset Securitization Corp.                   0.000 v   06/01/2025          1,940,660
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Ulster County Tobacco Asset Securitization Corp.                   0.000 v   06/01/2040          1,117,882
---------------------------------------------------------------------------------------------------------------------------
     815,000   Ulster County Tobacco Asset Securitization Corp.                   6.000     06/01/2040            840,061
---------------------------------------------------------------------------------------------------------------------------
   2,470,000   Union Hsg. Authority (Methodist Homes)                             7.625     11/01/2016          2,566,182
---------------------------------------------------------------------------------------------------------------------------
   2,010,000   Union Hsg. Authority (Methodist Homes)                             8.500     04/01/2012          2,079,687
---------------------------------------------------------------------------------------------------------------------------
     795,000   United Nations Devel. Corp., Series B                              5.500     07/01/2017            795,429
---------------------------------------------------------------------------------------------------------------------------
  20,280,000   United Nations Devel. Corp., Series B                              5.600     07/01/2026         20,289,937
---------------------------------------------------------------------------------------------------------------------------
  17,150,000   United Nations Devel. Corp., Series C                              5.600     07/01/2026         17,154,288
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.100     01/15/2013            553,430
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.200     01/15/2014            552,845
---------------------------------------------------------------------------------------------------------------------------
     500,000   Utica GO                                                           6.250     01/15/2015            551,640
---------------------------------------------------------------------------------------------------------------------------
   3,550,000   Utica IDA (Utica College Civic Facility)                           6.850     12/01/2031          3,591,855
---------------------------------------------------------------------------------------------------------------------------
     950,000   Vigilant EHL (Thomaston Volunteer Fire Dept.)                      7.500     11/01/2012            962,892
---------------------------------------------------------------------------------------------------------------------------
   8,440,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.000     12/15/2012          7,650,776
---------------------------------------------------------------------------------------------------------------------------
   8,645,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.200     12/15/2010          8,024,375
---------------------------------------------------------------------------------------------------------------------------
   8,965,000   Warren & Washington Counties IDA (Adirondack Res Rec)              8.200     12/15/2010          8,337,898
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2003            100,314
---------------------------------------------------------------------------------------------------------------------------
      95,000   Watervliet EHC                                                     8.000     11/15/2004             95,307
---------------------------------------------------------------------------------------------------------------------------
      95,000   Watervliet EHC                                                     8.000     11/15/2005             95,235
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2006            100,247

                         32 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   100,000   Watervliet EHC                                                     8.000%    11/15/2007      $     100,242
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2008            100,242
---------------------------------------------------------------------------------------------------------------------------
     100,000   Watervliet EHC                                                     8.000     11/15/2009            100,242
---------------------------------------------------------------------------------------------------------------------------
      90,000   Wayne County IDA (ARC)                                             7.250     03/01/2003             90,004
---------------------------------------------------------------------------------------------------------------------------
   2,925,000   Wayne County IDA (ARC)                                             8.375     03/01/2018          2,989,058
---------------------------------------------------------------------------------------------------------------------------
   7,195,000   Westchester County IDA (Ardsley Hsg.)                              7.900     11/01/2044          7,078,153
---------------------------------------------------------------------------------------------------------------------------
   3,145,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          3,174,060
---------------------------------------------------------------------------------------------------------------------------
   6,330,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,388,489
---------------------------------------------------------------------------------------------------------------------------
  10,295,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044         10,390,126
---------------------------------------------------------------------------------------------------------------------------
   6,625,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,686,215
---------------------------------------------------------------------------------------------------------------------------
   6,860,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          6,923,386
---------------------------------------------------------------------------------------------------------------------------
   3,735,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          3,769,511
---------------------------------------------------------------------------------------------------------------------------
   5,815,000   Westchester County IDA (Ardsley Hsg.) w                            7.900     11/01/2044          5,868,731
---------------------------------------------------------------------------------------------------------------------------
   1,870,000   Westchester County IDA (Beth Abraham Hospital)                     8.375     12/01/2025          1,988,708
---------------------------------------------------------------------------------------------------------------------------
   4,720,000   Westchester County IDA (Childrens Village)                         6.000     06/01/2022          4,700,978
---------------------------------------------------------------------------------------------------------------------------
   1,101,600   Westchester County IDA (Clearview School)                          9.375     01/01/2021          1,153,915
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Westchester County IDA (Hebrew Hospital Senior Hsg.)               7.375     07/01/2030          2,032,160
---------------------------------------------------------------------------------------------------------------------------
   2,220,000   Westchester County IDA (JBFS)                                      6.750     12/15/2012          2,241,578
---------------------------------------------------------------------------------------------------------------------------
   1,560,000   Westchester County IDA (JDAM)                                      6.750     04/01/2016          1,652,882
---------------------------------------------------------------------------------------------------------------------------
   3,250,000   Westchester County IDA (Lawrence Hospital)                         5.000     01/01/2028          3,007,810
---------------------------------------------------------------------------------------------------------------------------
     800,000   Westchester County IDA (Lawrence Hospital)                         5.125     01/01/2018            800,000
---------------------------------------------------------------------------------------------------------------------------
   1,275,000   Westchester County IDA (Living Independently for the Elderly)      5.375     08/20/2021          1,339,235
---------------------------------------------------------------------------------------------------------------------------
   3,035,000   Westchester County IDA (Living Independently for the Elderly)      5.400     08/20/2032          3,148,964
---------------------------------------------------------------------------------------------------------------------------
   1,700,000   Westchester County IDA (Rippowam-Cisqua School)                    5.750     06/01/2029          1,739,151
---------------------------------------------------------------------------------------------------------------------------
      85,000   Westchester County IDA (Westchester Airport)                       5.950     08/01/2024             85,969
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Westchester County IDA (Winward School)                            5.250     10/01/2031          2,551,650
---------------------------------------------------------------------------------------------------------------------------
  76,375,000   Westchester County Tobacco Asset Securitization Corp.              0.000 v   07/15/2039         59,619,089
---------------------------------------------------------------------------------------------------------------------------
  24,110,000   Westchester County Tobacco Asset Securitization Corp.              6.750     07/15/2029         26,209,981
---------------------------------------------------------------------------------------------------------------------------
   1,635,000   Yates County IDA (Keuka College)                                   8.750     08/01/2015          1,749,597
---------------------------------------------------------------------------------------------------------------------------
     815,000   Yates County IDA (Keuka College)                                   9.000     08/01/2011            832,702
---------------------------------------------------------------------------------------------------------------------------
   3,825,000   Yates County IDA (SSMH)                                            5.650     02/01/2039          4,045,129
---------------------------------------------------------------------------------------------------------------------------
  15,175,000   Yonkers IDA (Community Devel. Properties)                          6.625     02/01/2026         16,245,445
---------------------------------------------------------------------------------------------------------------------------
   4,685,000   Yonkers IDA (Hudson Scenic Studio)                                 6.625     11/01/2019          4,335,686
---------------------------------------------------------------------------------------------------------------------------
   1,590,000   Yonkers IDA (Philipsburgh Hall Associates)                         7.500     11/01/2030          1,614,025
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   Yonkers IDA (St. John's Riverside Hospital)                        7.125     07/01/2031          2,516,775
---------------------------------------------------------------------------------------------------------------------------
     205,000   Yonkers IDA (St. Joseph's Hospital)                                7.500     12/30/2003            206,130
---------------------------------------------------------------------------------------------------------------------------
   3,270,000   Yonkers IDA (St. Joseph's Hospital)                                8.500     12/30/2013          3,400,342
---------------------------------------------------------------------------------------------------------------------------
   2,200,000   Yonkers IDA (St. Joseph's Hospital), Series 98-A                   6.150     03/01/2015          1,768,580
---------------------------------------------------------------------------------------------------------------------------
   2,100,000   Yonkers IDA (St. Joseph's Hospital), Series 98-B                   6.150     03/01/2015          1,688,190
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Yonkers IDA (St. Joseph's Hospital), Series 98-C                   6.200     03/01/2020            766,140
---------------------------------------------------------------------------------------------------------------------------
      70,000   Yonkers IDA (Westchester School)                                   7.375     12/30/2003             70,271
---------------------------------------------------------------------------------------------------------------------------
   3,375,000   Yonkers IDA (Westchester School)                                   8.750     12/30/2023          3,570,379
---------------------------------------------------------------------------------------------------------------------------
     800,000   Yonkers Parking Authority                                          6.000     06/15/2018            836,360
---------------------------------------------------------------------------------------------------------------------------
   1,215,000   Yonkers Parking Authority                                          6.000     06/15/2024          1,247,756
---------------------------------------------------------------------------------------------------------------------------
     290,000   Yonkers Parking Authority                                          7.750     12/01/2004            300,054
                                                                                                          -----------------
                                                                                                            5,572,940,018

                         33 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 Other States--0.7%
 $22,085,000   Alliance Airport Authority, TX (American Airlines)                 7.500%    12/01/2029      $   9,517,973
---------------------------------------------------------------------------------------------------------------------------
  31,330,000   Dallas-Fort Worth, TX International Airport (American Airlines)    7.250     11/01/2030         13,181,784
---------------------------------------------------------------------------------------------------------------------------
  11,730,000   Lake Charles, LA Harbor & Terminal District Port Facilities
               (Duke Energy Corp.)                                                7.750     08/15/2022         12,264,888
---------------------------------------------------------------------------------------------------------------------------
   5,500,000   Richland County, SC Solid Waste (Union Camp Corp.)                 6.750     05/01/2022          5,606,535
---------------------------------------------------------------------------------------------------------------------------
   2,483,695   Robbins, IL Res Rec (Robbins Res Rec Partners) a                   7.250     10/15/2009          1,381,555
                                                                                                            ---------------
                                                                                                               41,952,735

---------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--8.8%
     500,001   American Samoa Power Authority                                     6.950     09/01/2003            514,435
---------------------------------------------------------------------------------------------------------------------------
     500,000   American Samoa Power Authority                                     7.000     09/01/2004            534,825
---------------------------------------------------------------------------------------------------------------------------
   4,225,000   Guam Airport Authority, Series A                                   6.500     10/01/2023          4,312,753
---------------------------------------------------------------------------------------------------------------------------
   3,675,000   Guam Airport Authority, Series B                                   6.600     10/01/2010          3,787,234
---------------------------------------------------------------------------------------------------------------------------
  65,750,000   Guam Airport Authority, Series B                                   6.700     10/01/2023         68,334,632
---------------------------------------------------------------------------------------------------------------------------
   2,480,000   Guam EDA (Royal Socio Apartments)                                  9.500     11/01/2018          2,495,748
---------------------------------------------------------------------------------------------------------------------------
     290,000   Guam Power Authority, Series A                                     5.250     10/01/2023            286,186
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Guam Power Authority, Series A                                     5.250     10/01/2034         19,423,800
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   Northern Mariana Islands, Series A                                 6.000     06/01/2020          1,059,700
---------------------------------------------------------------------------------------------------------------------------
   4,790,000   Northern Mariana Islands, Series A                                 6.250     03/15/2028          4,881,681
---------------------------------------------------------------------------------------------------------------------------
  20,000,000   Northern Mariana Islands, Series A                                 6.600     03/15/2028         21,177,600
---------------------------------------------------------------------------------------------------------------------------
  10,000,000   Northern Mariana Islands, Series A                                 7.375     06/01/2030         10,246,900
---------------------------------------------------------------------------------------------------------------------------
     234,231   Puerto Rico Dept. of Corrections Equipment Lease a,d               8.000     04/17/2003            234,154
---------------------------------------------------------------------------------------------------------------------------
     450,129   Puerto Rico Family Dept. Furniture Lease a,d                       8.000     08/18/2003            450,444
---------------------------------------------------------------------------------------------------------------------------
   1,800,989   Puerto Rico Family Dept. Furniture Lease a,d                      12.725     08/12/2003          1,831,786
---------------------------------------------------------------------------------------------------------------------------
     750,000   Puerto Rico HBFA                                                   6.250     04/01/2029            783,720
---------------------------------------------------------------------------------------------------------------------------
   2,900,340   Puerto Rico Health Dept. Computer Lease a,d                        7.438     03/26/2003          2,895,642
---------------------------------------------------------------------------------------------------------------------------
   2,225,000   Puerto Rico HFC                                                    5.500     12/01/2023          2,322,321
---------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico HFC                                                    7.300     10/01/2006             10,032
---------------------------------------------------------------------------------------------------------------------------
     175,000   Puerto Rico HFC                                                    7.500     10/01/2015            175,525
---------------------------------------------------------------------------------------------------------------------------
   4,315,000   Puerto Rico HFC                                                    7.500     04/01/2022          4,432,584
---------------------------------------------------------------------------------------------------------------------------
     185,000   Puerto Rico IMEPCF (Instituto Medico)                              9.500     04/01/2003            185,342
---------------------------------------------------------------------------------------------------------------------------
     155,979   Puerto Rico Industrial Commission Computer Lease a                 8.000     03/26/2003            155,837
---------------------------------------------------------------------------------------------------------------------------
     905,000   Puerto Rico Infrastructure                                         7.500     07/01/2009            924,186
---------------------------------------------------------------------------------------------------------------------------
     335,000   Puerto Rico Infrastructure                                         7.750     07/01/2008            342,203
---------------------------------------------------------------------------------------------------------------------------
      60,000   Puerto Rico Infrastructure                                         7.900     07/01/2007             61,458
---------------------------------------------------------------------------------------------------------------------------
   1,080,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     02/01/2019          1,110,586
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     12/01/2021          1,612,832
---------------------------------------------------------------------------------------------------------------------------
   5,750,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.375     02/01/2029          5,775,875
---------------------------------------------------------------------------------------------------------------------------
   2,750,000   Puerto Rico ITEMECF (Ana G. Mendez University)                     5.500     12/01/2031          2,793,863
---------------------------------------------------------------------------------------------------------------------------
  42,800,000   Puerto Rico ITEMECF (Congeneration Facilities)                     6.625     06/01/2026         44,430,252
---------------------------------------------------------------------------------------------------------------------------
   3,685,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   5.625     07/01/2017          3,280,387
---------------------------------------------------------------------------------------------------------------------------
     985,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   5.625     07/01/2027            819,382
---------------------------------------------------------------------------------------------------------------------------
   8,735,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   6.500     07/01/2018          8,461,944
---------------------------------------------------------------------------------------------------------------------------
  12,340,000   Puerto Rico ITEMECF (Mennonite General Hospital)                   6.500     07/01/2026         11,593,060
---------------------------------------------------------------------------------------------------------------------------
     375,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        5.500     08/01/2024            361,230
---------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        5.700     08/01/2013             35,707

                         34 | ROCHESTER FUND MUNICIPALS
   Principal                                                                                                 Market Value
      Amount                                                                     Coupon       Maturity         See Note 1
---------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions Continued
 $   920,000   Puerto Rico ITEMECF (Polytechnic University of Puerto Rico)        6.500%    08/01/2024      $     954,932
---------------------------------------------------------------------------------------------------------------------------
     750,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.400     05/01/2009            773,543
---------------------------------------------------------------------------------------------------------------------------
   2,450,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.600     05/01/2014          2,486,995
---------------------------------------------------------------------------------------------------------------------------
   5,250,000   Puerto Rico ITEMECF (Ryder Memorial Hospital)                      6.700     05/01/2024          5,272,628
---------------------------------------------------------------------------------------------------------------------------
   7,000,000   Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)        5.750     06/01/2029          6,095,740
---------------------------------------------------------------------------------------------------------------------------
     500,000   Puerto Rico ITEMECF (University of the Sacred Heart)               5.250     09/01/2021            513,090
---------------------------------------------------------------------------------------------------------------------------
   8,000,000   Puerto Rico ITEMECF (University of the Sacred Heart)               5.250     09/01/2031          8,096,640
---------------------------------------------------------------------------------------------------------------------------
      91,649   Puerto Rico Medical Services Equipment Lease a,d                   7.300     02/27/2003             91,585
---------------------------------------------------------------------------------------------------------------------------
      94,199   Puerto Rico Medical Services Ventilator Lease a,d                  7.500     04/01/2003             94,136
---------------------------------------------------------------------------------------------------------------------------
  12,470,000   Puerto Rico Port Authority (American Airlines), Series A           6.300     06/01/2023          6,120,401
---------------------------------------------------------------------------------------------------------------------------
   6,628,464   Puerto Rico Public Buildings Authority Computer Lease a            6.528     05/01/2004          6,586,108
---------------------------------------------------------------------------------------------------------------------------
 182,410,000   Puerto Rico Public Finance Corp., Series E                         5.500     08/01/2029        192,745,351
---------------------------------------------------------------------------------------------------------------------------
     870,874   Puerto Rico Rio Grande Computer Lease a,b,d                        0.000 z   09/02/2003            330,932
---------------------------------------------------------------------------------------------------------------------------
   2,247,808   Puerto Rico Rio Grande Equipment Lease a,b,d                       0.000 z   10/13/2003          1,949,973
---------------------------------------------------------------------------------------------------------------------------
     142,664   Puerto Rico Rio Grande Vehicle Lease a,b,d                         0.000 z   01/23/2003             54,926
---------------------------------------------------------------------------------------------------------------------------
     307,659   Puerto Rico San Sebastian Garage Lease a,d                        10.000     09/16/2005            317,867
---------------------------------------------------------------------------------------------------------------------------
      99,246   Puerto Rico State Courts Vehicle Lease a,d                         8.000     03/26/2003             99,218
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   University of V.I.                                                 6.250     12/01/2029          2,146,000
---------------------------------------------------------------------------------------------------------------------------
     530,000   University of V.I.                                                 7.250     10/01/2004 p          584,277
---------------------------------------------------------------------------------------------------------------------------
   1,250,000   V.I. Government Refinery Facilities (Hovensa Coker)                6.500     07/01/2021          1,263,725
---------------------------------------------------------------------------------------------------------------------------
      50,000   V.I. Hsg. Finance Authority                                        6.450     03/01/2016             51,967
---------------------------------------------------------------------------------------------------------------------------
   1,000,000   V.I. Public Finance Authority                                      5.500     10/01/2018          1,021,090
---------------------------------------------------------------------------------------------------------------------------
  16,220,000   V.I. Public Finance Authority                                      5.500     10/01/2022         16,325,268
---------------------------------------------------------------------------------------------------------------------------
      50,000   V.I. Public Finance Authority                                      5.625     10/01/2025             51,482
---------------------------------------------------------------------------------------------------------------------------
     505,000   V.I. Public Finance Authority                                      7.125     10/01/2004 p          538,911
---------------------------------------------------------------------------------------------------------------------------
  27,733,000   V.I. Public Finance Authority (Hovensa Coker)                      6.500     07/01/2021         28,037,508
---------------------------------------------------------------------------------------------------------------------------
   7,295,000   V.I. Public Finance Authority Computer Lease a                     6.250     01/01/2005          7,599,639
---------------------------------------------------------------------------------------------------------------------------
   7,500,000   V.I. Public Finance Authority, Series A                            5.625     10/01/2025          7,588,425
---------------------------------------------------------------------------------------------------------------------------
   3,830,000   V.I. Public Finance Authority, Series E                            6.000     10/01/2022          3,894,765
---------------------------------------------------------------------------------------------------------------------------
   1,575,000   V.I. Water & Power Authority                                       5.300     07/01/2018          1,576,827
---------------------------------------------------------------------------------------------------------------------------
   3,515,000   V.I. Water & Power Authority                                       5.300     07/01/2021          3,445,614
---------------------------------------------------------------------------------------------------------------------------
   2,500,000   V.I. Water & Power Authority                                       5.500     07/01/2017          2,520,625
                                                                                                           ----------------
                                                                                                              541,366,034

---------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $6,240,905,060)--100.5%                                                  6,156,258,787
---------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(0.5%)                                                                (32,092,421)
                                                                                                           ----------------
 Net Assets--100.0%                                                                                        $6,124,166,366
                                                                                                           ================

                         35 | ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS  Continued

Footnotes to Statements of Investments
a. Identifies issues considered to be illiquid or restricted--See Note 5 of
Notes to Financial Statements.
b. Non-income-accruing security.
d. Issuer is in default.
f. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
p. This issue has been prerefunded to an earlier date.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security to be delivered and settled after December 31, 2002.
z. Represents a zero coupon bond.
See accompanying Notes to Financial Statements.

To simplify the listing of securities, abbreviations are used per the table below:
ACDS     Association for Children with Down Syndrome
ACLD     Adults and Children with Learning and Developmental Disabilities
ADD      Aid to the Developmentally Disabled
ALIA     Alliance of Long Island Agencies
ARC      Association of Retarded Citizens
ASMF     Amsterdam Sludge Management Facility
BID      Business Improvement District
CAB      Capital Appreciation Bond
CARS     Complimentary Auction Rate Security
CCSSVD   Central Council of the Society of St. Vincent dePaul
CFGA     Child and Family Guidance Association
CNGCS    Central Nassau Guidance and Counseling Services
COP      Certificates of Participation
CSD      Central School District
CSMR     Community Services for the Mentally Retarded
Con Ed   Consolidated Edison Company
DA       Dormitory Authority
DDI      Developmental Disabilities Institute
DIAMONDS Direct Investment of Accrued Municipals
EDA      Economic Development Authority
EFC      Environmental Facilities Corporation
EHC      Elderly Housing Corporation
EHL      Engine Hook and Ladder
ERDA     Energy Research and Development Authority
FHA      Federal Housing Authority
FREE     Family Residences and Essential Enterprises
GJSR     Gurwin Jewish Senior Residences
GO       General Obligation
HBFA     Housing Bank and Finance Agency
HDC      Housing Development Corporation
HELP     Homeless Economic Loan Program
HFA      Housing Finance Agency
HFC      Housing Finance Corporation
HH       Harmony Heights, Inc.
HHS      Harmony Heights School
HJDOI    Hospital for Joint Diseases Orthopaedic Institute
IDA      Industrial Development Agency
IFA      Interim Finance Authority
IGHL     Independent Group Home for Living
IMEPCF   Industrial, Medical and Environmental Pollution Control Facilities
INFLOS   Inverse Floating Rate Securities
ITEMECF  Industrial, Tourist, Educational, Medical and Environmental
         Community Facilities
IVRC     Inverse Variable Rate Certificate
JBFS     Jewish Board of Family Services
JCC      Jewish Community Center
JDAM     Julia Dyckman Andrus Memorial
LEVRRS   Leveraged Reverse Rate Security
LGAC     Local Government Assistance Corporation
LGSC     Local Government Services Corporation
L.I.     Long Island
LILCO    Long Island Lighting Corporation
LRRHCF   Loretto Rest Residential Health Care Facility
LVH      Little Village House
MCH      Maryhaven Center of Hope
MSH      Mount Sinai Hospital
MTA      Metropolitan Transportation Authority
NH&HC    Nursing Home and Health Care
NIMO     Niagara Mohawk Power Corporation
NYC      New York City
NYS      New York State
NYSEG    New York State Electric and Gas
NYU      New York University
OBPWC    Ocean Bay Park Water Corporation
PRFF     Puerto Rican Family Foundation
RG&E     Rochester Gas and Electric
RIBS     Residual Interest Bonds
RIT      Rochester Institute of Technology
RITES    Residual Interest Tax Exempt Security
Res Rec  Resource Recovery Facility
SCCC     Sullivan County Community College
SCHC     Senior Citizen Housing Corporation
SCSB     Schuyler Community Services Board
SLCD     School for Language and Communication Development
SMCFS    St. Mary's Children and Family Services
SONYMA   State of New York Mortgage Agency
SSMH     Soldiers and Sailors Memorial Hospital
SUNY     State University of New York
SWMA     Solid Waste Management Authority
TASC     Tobacco Settlement Asset-Backed Bonds
TFA      Transitional Finance Authority
TFABs    Tobacco Flexible Amortization Bonds
UCPAGS   United Cerebral Palsy Association of Greater Suffolk
UCP/HCA  United Cerebral Palsy and Handicapped Children's Association
UDC      Urban Development Corporation
V.I.     United States Virgin Islands
WORCA    Working Organization for Retarded Children and Adults
WWH      Wyandach/Wheatley Heights
YMCA     Young Men's Christian Association

                         36 | ROCHESTER FUND MUNICIPALS
Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                              Market Value    Percent
------------------------------------------------------------------------------
Hospital/Health Care                            $      726,704,340       11.8%
Electric Utilities                                     645,807,414       10.5
Tobacco                                                640,383,171       10.4
Highways/Railways                                      476,213,074        7.7
Airlines                                               406,832,827        6.6
Adult Living Facilities                                354,607,090        5.8
Multifamily Housing                                    341,385,748        5.5
Water Utilities                                        268,668,879        4.4
Not-for-Profit Organization                            253,071,566        4.1
Sales Tax Revenue                                      251,216,283        4.1
Higher Education                                       247,339,231        4.0
General Obligation                                     244,994,964        4.0
Municipal Leases                                       191,251,231        3.1
Paper, Containers & Packaging                          173,752,246        2.8
Marine/Aviation Facilities                             155,356,755        2.5
Resource Recovery                                      155,231,449        2.5
Single Family Housing                                  126,512,239        2.1
Manufacturing, Non-Durable Goods                       120,066,393        1.9
Manufacturing, Durable Goods                           115,973,138        1.9
Education                                              105,403,807        1.7
Special Assessment                                      40,750,600        0.7
Pollution Control                                       37,687,247        0.6
Gas Utilities                                           31,080,843        0.5
Parking Fee Revenue                                     29,900,734        0.5
Hotels, Restaurants &Leisure                            16,067,518        0.3
                                                    --------------------------
Total                                               $6,156,258,787      100.0%
                                                    ==========================

----------------------------------------------------------------
Summary of Ratings  December 31, 2002 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                 Percent
---------------------------------------------------------------
AAA                                                       10.4%
AA                                                        19.0
A                                                         22.4
BBB                                                       24.6
BB                                                         6.9
B                                                          0.9
CCC                                                        0.0
D                                                          0.0
Not Rated                                                 15.8
                                                         ------
                                                         100.0%
                                                         ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category.As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

                         37 | ROCHESTER FUND MUNICIPALS
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

-------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $6,240,905,060)--see accompanying statement                                   $6,156,258,787
-------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                           1,324,348
-------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                                     115,350,153
Investments sold                                                                                              10,163,021
Shares of beneficial interest sold                                                                             7,937,836
Other                                                                                                             80,842
                                                                                                          --------------
Total assets                                                                                               6,291,114,987

-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or forward commitment basis                                            80,518,393
Notes payable to bank (interest rate 1.9375% at December 31, 2002)                                            70,400,000
Shares of beneficial interest redeemed                                                                        11,736,947
Distribution and service plan fees                                                                             2,801,569
Trustees' compensation                                                                                           869,557
Shareholder reports                                                                                              249,228
Transfer and shareholder servicing agent fees                                                                    118,032
Other                                                                                                            254,895
                                                                                                          --------------
Total liabilities                                                                                            166,948,621

-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                $6,124,166,366
                                                                                                          ==============

-------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                           $6,313,580,543
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                           11,733,215
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                    (116,501,119)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                   (84,646,273)
                                                                                                          --------------
Net Assets                                                                                                $6,124,166,366
                                                                                                          ==============

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,299,023,654 and
247,398,516 shares of beneficial interest outstanding)                                                            $17.38
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                   $18.25
-------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,341,921,104 and 77,281,122 shares of beneficial interest outstanding)  $17.36
-------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
price per share (based on net assets of $471,146,910 and 27,143,556 shares of beneficial interest outstanding)    $17.36
-------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $12,074,698 and
694,944 shares of beneficial interest outstanding)                                                                $17.38

See accompanying Notes to Financial Statements.

                         38 | ROCHESTER FUND MUNICIPALS
STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

-------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                                    $416,992,141

-------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                               28,013,299
-------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                        6,358,728
Class B                                                                                                       12,746,691
Class C                                                                                                        4,596,060
-------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                        1,820,984
Class B                                                                                                          669,168
Class C                                                                                                          230,512
Class Y                                                                                                           10,383
-------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                        1,814,185
-------------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                                 753,887
-------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                              509,343
-------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                      356,553
-------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                           228,673
-------------------------------------------------------------------------------------------------------------------------
Other                                                                                                            463,373
                                                                                                            -------------
Total expenses                                                                                                58,571,839
Less reduction to custodian expenses                                                                             (32,946)
                                                                                                            -------------
Net expenses                                                                                                  58,538,893

-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                        358,453,248

-------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                                                               4,858,580
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                         (67,362,355)
                                                                                                            -------------
Net realized and unrealized loss                                                                             (62,503,775)

-------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                        $295,949,473
                                                                                                            =============

See accompanying Notes to Financial Statements.

                         39 | ROCHESTER FUND MUNICIPALS
STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                            2002             2001
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $  358,453,248   $  301,995,430
-------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                             4,858,580        6,259,805
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                       (67,362,355)     (72,326,254)
                                                                                         --------------------------------
Net increase in net assets resulting from operations                                        295,949,473      235,928,981

-------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                    (262,145,612)    (227,307,655)
Class B                                                                                     (66,778,356)     (49,388,897)
Class C                                                                                     (24,126,061)     (17,568,908)
Class Y                                                                                        (758,014)        (737,793)

-------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                     266,560,700      577,995,182
Class B                                                                                     197,188,318      367,588,703
Class C                                                                                      47,416,054      174,807,039
Class Y                                                                                              --        1,572,367

-------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                              453,306,502    1,062,889,019
-------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       5,670,859,864    4,607,970,845
                                                                                         --------------------------------
End of period [including undistributed net investment income
of $11,733,215 and $7,088,010, respectively]                                             $6,124,166,366   $5,670,859,864
                                                                                         ================================

See accompanying Notes to Financial Statements.

                         40 | ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS

Class A        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.52      $ 17.67     $ 16.78       $ 18.81    $ 18.67
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                1.08         1.06        1.04          1.04       1.04
Net realized and unrealized gain (loss)                              (.15)        (.17)        .89         (2.03)       .15
                                                                   ---------------------------------------------------------
Total from investment operations                                      .93          .89        1.93          (.99)      1.19
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (1.07)       (1.04)      (1.04)        (1.04)     (1.04)
Undistributed net investment income                                    --           --          --            --       (.01)
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                (1.07)       (1.04)      (1.04)        (1.04)     (1.05)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.38       $17.52      $17.67        $16.78     $18.81
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.46%        5.14%      11.93%        (5.51)%     6.52%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $4,299       $4,073      $3,536        $3,288     $3,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $4,292       $3,893      $3,341        $3,559     $3,161
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                6.18%        5.97%       6.07%         5.78%      5.50%
Expenses                                                             0.72%        0.72%       0.78%         0.77%      0.78% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  0.71%        0.70%       0.74%         0.73%      0.75%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         41 | ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS  Continued

Class B        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.51      $ 17.66     $ 16.77       $ 18.79    $ 18.65
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.16)        (.17)        .90         (2.03)       .14
                                                                  ----------------------------------------------------------
Total from investment operations                                      .77          .74        1.79         (1.14)      1.03
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                  ----------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.51      $17.66        $16.77     $18.79
                                                                  ==========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.50%        4.25%      10.98%        (6.27)%     5.61%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                            $1,342       $1,157        $803          $673       $494
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                   $1,275       $  997        $711          $635       $329
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.10%       5.19%         4.91%      4.57%
Expenses                                                             1.58%        1.58%       1.65%         1.64%      1.64% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.56%       1.60%         1.59%      1.61%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         42 | ROCHESTER FUND MUNICIPALS

Class C        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                              $ 17.50      $ 17.66     $ 16.76       $ 18.79    $ 18.66
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .93          .91         .89           .89        .89
Net realized and unrealized gain (loss)                              (.15)        (.18)        .91         (2.04)       .13
                                                                   ---------------------------------------------------------
Total from investment operations                                      .78          .73        1.80         (1.15)      1.02
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.92)        (.89)       (.90)         (.88)      (.89)
Undistributed net investment income                                    --           --          --            --         --
                                                                   ---------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.92)        (.89)       (.90)         (.88)      (.89)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.36       $17.50      $17.66        $16.76     $18.79
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   4.57%        4.19%      11.06%        (6.32)%     5.56%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                              $471         $429        $259          $220       $174
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                     $460         $356        $225          $221       $111
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                5.32%        5.09%       5.20%         4.92%      4.57%
Expenses                                                             1.58%        1.57%       1.63%         1.63%      1.63% 3
Expenses, net of interest expense and reduction to
custodian expense 4                                                  1.57%        1.55%       1.59%         1.58%      1.59%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                29%          11%         26%           30%        25%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         43 | ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS  Continued

Class Y        Year Ended December 31,                                                        2002          2001       2000 1
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                                       $ 17.52       $ 17.67    $ 16.88
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                         1.10          1.08        .70
Net realized and unrealized gain (loss)                                                       (.15)         (.17)       .78
                                                                                           -----------------------------------
Total from investment operations                                                               .95           .91       1.48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                         (1.09)        (1.06)      (.69)
Undistributed net investment income                                                             --            --         --
                                                                                           -----------------------------------
Total dividends and/or distributions to shareholders                                         (1.09)        (1.06)      (.69)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $17.38        $17.52     $17.67
                                                                                           ===================================

------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                                            5.57%         5.25%      8.97%

------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                                                        $12           $12        $11
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                               $12           $12        $10
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                                         6.30%         6.08%      6.07%
Expenses                                                                                      0.62%         0.62%      0.68%
Expenses, net of interest expense and reduction to custodian expense 4                        0.61%         0.60%      0.64%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                         29%           11%        26%

1. For the period from April 28, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.

                         44 | ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Rochester Fund Municipals (the Fund) is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and
payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the
Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments.
These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31,
2002, the Fund had entered into when-issued purchase commitments or forward commitments of $80,518,393.
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $619,108,995 as of December 31, 2002.
Including the effect of leverage, inverse floaters represent 19.88% of the
Fund's total assets as of December 31, 2002.

                         45 | ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $38,257,210, representing 0.62% of the Fund's net assets, were in default.
     There are certain risks arising from geographic concentration in any state.
Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2003         $ 10,726,285
                              2004            3,560,645
                              2005            5,760,047
                              2006            4,332,921
                              2007           41,458,446
                              2008           48,591,026
                                           ------------
                              Total        $114,429,370
                                           ============

During the fiscal year ended December 31, 2002, the Fund utilized $4,773,145 of capital loss carryforward to offset capital gains realized in the current fiscal year.
     During the fiscal year ended December 31, 2002, $32,923,254 of unused capital loss carryforward expired.
--------------------------------------------------------------------------------
Trustees' Compensation. In June 1998, the Fund adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2002, the Fund's projected benefit obligations were increased by $85,802 and payments of $14,819 were made to retired trustees, resulting in an accumulated liability of $589,078 as of December 31, 2002.
     In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2002, payments of $67,500 were made to retired trustees. As of December 31, 2002, the
Fund had recognized an accumulated liability of $246,375.

                         46 | ROCHESTER FUND MUNICIPALS

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $32,923,254. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31,
2002 and December 31, 2001 was as follows:
                                                        Year Ended               Year Ended
                                                 December 31, 2002        December 31, 2001
                 --------------------------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends            $353,808,043             $295,003,253
                 Long-term capital gain                         --                       --
                 Return of capital                              --                       --
                                                      -------------------------------------
                 Total                                $353,808,043             $295,003,253
                                                      =====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income      $  11,733,215
                 Accumulated net realized loss             (116,501,119)
                 Net unrealized depreciation                (84,646,273)
                                                          -------------
                 Total                                    $(189,414,177)
                                                          =============

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         47 | ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31, 2002          Year Ended December 31, 2001
                                                           Shares            Amount              Shares            Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                                   46,250,617      $812,053,894          53,000,765      $943,692,565
Dividends and/or distributions reinvested               8,272,468       144,484,462           6,676,206       118,599,440
Redeemed                                              (39,608,309)     (689,977,656)        (27,245,218)     (484,296,823)
                                                     ---------------------------------------------------------------------
Net increase                                           14,914,776      $266,560,700          32,431,753      $577,995,182
                                                     ======================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                   18,018,394      $316,028,022          23,916,274      $425,551,014
Dividends and/or distributions reinvested               2,312,130        40,363,248           1,656,577        29,408,447
Redeemed                                               (9,146,731)     (159,202,952)         (4,914,828)      (87,370,758)
                                                     ---------------------------------------------------------------------
Net increase                                           11,183,793      $197,188,318          20,658,023      $367,588,703
                                                     ======================================================================

---------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                    8,867,195      $155,513,477          11,747,789      $209,106,320
Dividends and/or distributions reinvested                 915,923        15,983,379             649,451        11,524,802
Redeemed                                               (7,127,719)     (124,080,802)         (2,582,206)      (45,824,083)
                                                     ---------------------------------------------------------------------
Net increase                                            2,655,399      $ 47,416,054           9,815,034      $174,807,039
                                                     ======================================================================

--------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                           --      $         --              88,634      $  1,572,367
Dividends and/or distributions reinvested                      --                --                  --                --
Redeemed                                                       --                --                  --                --
                                                     ---------------------------------------------------------------------
Net increase                                                   --      $         --              88,634      $  1,572,367
                                                     ======================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were
$2,215,417,766 and $1,762,621,169, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $6,242,976,807 was composed of:

                    Gross unrealized appreciation             $253,164,614
                    Gross unrealized depreciation             (339,882,634)
                                                              ------------
                    Net unrealized depreciation               $(86,718,020)
                                                              ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

                         48 | ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.54% of the first $100 million of average daily net assets, 0.52% on the next
$150 million, 0.47% on the next $1.75 billion of average daily net assets,
0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion.
-------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended, the Fund paid $1,814,185 to the Manager for accounting and pricing services.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $22.50 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 Aggregate            Class A        Concessions         Concessions         Concessions
                                 Front-End          Front-End         on Class A          on Class B          on Class C
                             Sales Charges      Sales Charges             Shares              Shares              Shares
                                on Class A        Retained by        Advanced by         Advanced by         Advanced by
Year Ended                          Shares        Distributor      Distributor 1       Distributor 1       Distributor 1
------------------------------------------------------------------------------------------------------------------------
December 31, 2002              $15,818,044         $2,187,155         $2,632,657         $12,022,476          $1,480,192

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   Class A                               Class B                                 Class C
                       Contingent Deferred                   Contingent Deferred                     Contingent Deferred
                             Sales Charges                         Sales Charges                           Sales Charges
Year Ended         Retained by Distributor               Retained by Distributor                 Retained by Distributor
------------------------------------------------------------------------------------------------------------------------
December 31, 2002                 $163,987                            $3,268,897                                $134,035

--------------------------------------------------------------------------------
Class A Service Plan Fees. The Fund has adopted a Service Plan for Class A
Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $6,358,728, all of which were paid by the
Distributor to recipients, and included $47,208 paid to an affiliate of the
Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years.

                         49 | ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:
                                                                                     Distributor's
                                                                Distributor's            Aggregate
                                                                    Aggregate         Unreimbursed
                                                                 Unreimbursed        Expenses as %
                    Total Payments      Amount Retained              Expenses        of Net Assets
                        Under Plan       by Distributor            Under Plan             of Class
---------------------------------------------------------------------------------------------------
 Class B Plan          $12,746,691          $10,362,970           $48,072,567                 3.58%
 Class C Plan            4,596,060            1,693,315             8,694,289                 1.85

--------------------------------------------------------------------------------
5. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2002 was $664,091,621, which represents 10.84% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%.
The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $70,400,000 at December 31, 2002 at an interest rate of 1.9375%. For the year ended December 31, 2002, the average monthly loan balance was $30,942,467 at an average interest rate of 2.334%. The
Fund had gross borrowings and gross loan repayments of $1,110,700,000 and
$1,117,300,000, respectively, during the year ended December 31, 2002. The maximum amount of borrowings outstanding at any month-end was $75,700,000. The
Fund paid $22,537 in commitment fees during the year ended December 31, 2002.

                                     A-7
                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS
                      ----------------------------------

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below for municipal securities.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and
administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of  variable  rate demand  obligations  (VRDOs),  a  two-component rating is assigned.  The first element  represents  Moody's  evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element  represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings  from "AA" to "CCC" may be modified by the  addition of a plus (+)
or  minus  (-)  sign  to  show  relative  standing  within  the  major  rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent  upon Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation  confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present  commercial  bank  regulations  issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA', `A', `BBB',
commonly  known  as  investment-grade   ratings)  generally  are  regarded  as
eligible  for bank  investment.  Also,  the laws of various  states  governing legal  investments  impose certain rating or other  standards for  obligations
eligible  for  investment  by  savings  banks,   trust  companies,   insurance
companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term  ratings are  generally  assigned to those  obligations  considered short-term  in the  relevant  market.  In the U.S.,  for  example,  that means obligations  with an  original  maturity  of no more  than 365  days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                   Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                     C-11
                                  Appendix C
OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."5 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.9
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from service.11
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.

   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
           Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Rochester Fund Municipals

Internet Website
   www.oppenheimerfunds.com
   ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019

1234

PX0365.001.0203

--------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.